                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

    Filed by the Registrant[X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:
    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission Only
    [X] Definitive Proxy Statement                           (as permitted by Rule 14a-6(e)(2))
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             EAGLE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [X]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                             EAGLE BANCSHARES, INC.
                                4419 COWAN ROAD
                             TUCKER, GEORGIA 30084
                                 (770) 908-6690

May 22, 2002

DEAR FELLOW SHAREHOLDER:

     You are cordially invited to attend a special meeting of the shareholders of Eagle Bancshares, Inc., which will be held at the corporate offices of Eagle at 4419 Cowan Road, Tucker, Georgia, on Wednesday, June 26, 2002, at 11:00 a.m. local time.

     At the special meeting, you will be asked to consider and vote on an Agreement and Plan of Merger among Eagle, Royal Bank of Canada, or RBC, a Canadian-chartered bank, and RBC Centura Banks, Inc., a North Carolina corporation and wholly owned subsidiary of RBC, pursuant to which Eagle is to be acquired by RBC. If the shareholders of Eagle approve the merger agreement and the merger is subsequently completed, Eagle will become an indirect wholly owned subsidiary of RBC, and each outstanding share of Eagle common stock will be cancelled and automatically converted into the right to receive U.S. $26.00 in cash without interest. A formal notice of the special meeting, proxy statement and proxy card are enclosed with this letter. The proxy statement provides detailed information regarding the special meeting and the terms and conditions to the proposed merger.


     Eagle common stock is listed on the Nasdaq National Market under the symbol "EBSI." On May 13, 2002, Eagle common stock closed at U.S. $25.79 per share.


     AFTER CAREFUL CONSIDERATION, EAGLE'S BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER IS IN THE BEST INTEREST OF EAGLE AND ITS SHAREHOLDERS. EAGLE'S BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION APPROVING THE MERGER AND ADOPTING THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE EAGLE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.

     Your vote is very important regardless of the number of shares of Eagle common stock that you own. The failure to vote your shares will have the effect of a vote against the merger. Accordingly, whether or not you plan to attend the special meeting, please promptly complete, sign and date the enclosed proxy card and return it in the envelope provided. Returning your proxy card will not prevent you from voting your shares in person at the meeting if you subsequently choose to attend the special meeting.

     If you have any questions about the proxy statement or the special meeting, please let us hear from you.

                                          Sincerely,

                                          /s/ C. Jere Sechler, Jr.

                                          C. Jere Sechler, Jr.
                                          Chairman of the Board

     The date of this proxy statement is May 22, 2002 and was first mailed to shareholders on or about that date.

                             EAGLE BANCSHARES, INC.
                                4419 COWAN ROAD
                             TUCKER, GEORGIA 30084

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2002

     A special meeting of shareholders of Eagle Bancshares, Inc. will be held at the corporate offices of Eagle at 4419 Cowan Road, Tucker, Georgia, on Wednesday, June 26, 2002, at 11:00 a.m. local time. The purpose of the special meeting is to consider and vote on an Agreement and Plan of Merger, dated as of March 26, 2002, among Eagle, Royal Bank of Canada, or RBC, a Canadian-chartered bank, and RBC Centura Banks, Inc., a North Carolina corporation and wholly owned subsidiary of RBC. A copy of the merger agreement is attached as Appendix A to the proxy statement accompanying this notice.

     If the merger agreement is approved by Eagle's shareholders, Eagle will become an indirect wholly owned subsidiary of RBC and each share of Eagle common stock, other than shares held by shareholders who have perfected dissenters' rights under Article 13 of the Georgia Business Corporation Code, will be canceled and automatically converted into the right to receive U.S. $26.00 in cash without interest.

     Approval of the merger agreement will require the approval of the holders of at least a majority of the shares of Eagle common stock entitled to vote at the special meeting. Only shareholders of record of Eagle common stock at the close of business on May 10, 2002 are entitled to notice of and to vote at the special meeting and at any adjournment of the special meeting.

     AFTER CAREFUL CONSIDERATION, EAGLE'S BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER IS IN THE BEST INTEREST OF EAGLE AND ITS SHAREHOLDERS. EAGLE'S BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION APPROVING THE MERGER AND THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE EAGLE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.

     Eagle shareholders are entitled to dissent from the merger pursuant statutory dissenters' rights under Article 13 of the Georgia Business Corporation Code. If Eagle shareholders approve the merger agreement, Eagle shareholders who elect to dissent will be entitled to receive the "fair value" of their shares of Eagle common stock if they comply with the provisions of
Article 13 regarding the rights of dissenting shareholders. We have attached a copy of Article 13 of the Georgia Business Corporation Code as Appendix D to the accompanying proxy statement and a summary of Article 13 is provided under "Dissenters' Rights" in the accompanying proxy statement.

     All shareholders are cordially invited to attend the special meeting. We ask, however, whether or not you plan to attend the meeting, that you complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope as soon as possible. Promptly returning your proxy card will help ensure representation of the greatest number of shareholders at the meeting whether in person or by proxy. If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may also revoke your proxy at any time before the proxy is exercised by delivering a written notice of revocation or a signed, later-dated proxy card to Eagle Bancshares, Inc., 4419 Cowan Road, Tucker, Georgia 30084, Attn: Betty Petrides.

                                          By Order of the Board of Directors.

                                          /s/ Betty Petrides

                                          Betty Petrides
                                          Secretary

Tucker, Georgia
May 22, 2002

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
QUESTIONS AND ANSWERS ABOUT THE MERGER......................            1
SUMMARY OF TERMS OF THE MERGER..............................            3
THE PARTIES TO THE MERGER...................................            7
THE SPECIAL MEETING OF EAGLE SHAREHOLDERS...................            8
THE MERGER..................................................           10
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES......           19
ACCOUNTING TREATMENT........................................           19
REQUIRED REGULATORY APPROVALS...............................           20
THE MERGER AGREEMENT........................................           20
VOTING AND SUPPORT AGREEMENT................................           30
MARKET PRICE OF EAGLE COMMON STOCK..........................           31
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
  OWNERS....................................................           32
DISSENTERS' RIGHTS..........................................           34
OTHER MATTERS...............................................           37
WHERE YOU CAN FIND MORE INFORMATION.........................           37
DELIVERY OF PROXY MATERIALS.................................           37

                            LIST OF APPENDIXES

Agreement and Plan of Merger................................   Appendix A

Form of Voting and Support Agreement........................   Appendix B

Opinion of Trident Securities...............................   Appendix C

Excerpts from the Georgia Business Corporation Code Relating
  to Dissenters' Rights.....................................   Appendix D

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: WHY IS EAGLE PROPOSING THE MERGER?

     A: The board of directors of Eagle believes that the merger will benefit you because the merger offers you an attractive premium over the trading price of Eagle common stock prior to the announcement of the merger.

Q: WHAT AM I BEING ASKED TO APPROVE?

     A: You are being asked to approve the Agreement and Plan of Merger among Eagle, Royal Bank of Canada and RBC Centura, pursuant to which Eagle will become an indirect, wholly owned subsidiary of RBC. THE EAGLE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED THE MERGER AGREEMENT AND RECOMMENDS VOTING FOR APPROVAL OF THE MERGER AGREEMENT.

Q: WHAT WILL I RECEIVE IN THE MERGER?

     A: You will receive U.S. $26.00 in cash for each share of Eagle common stock that you own and that the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan holds on your behalf at the effective time of the merger.

Q: WHAT VOTE IS REQUIRED FOR EAGLE SHAREHOLDERS TO APPROVE THE MERGER AGREEMENT?

     A: In order for the merger to be approved, holders of a majority of the outstanding shares of Eagle common stock entitled to vote at the special meeting must vote "FOR" approval of the merger agreement. If you do not vote your shares, it will have the same effect as a vote "AGAINST" approval of the merger agreement. Additionally, proxies returned to us but not marked to indicate your voting preference will be counted as votes "FOR" approval of the merger agreement. Shares of Eagle common stock in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan, however, will be voted by the Trustee as directed by the participant or, if not directed by the participant, then by the Investment Manager, as described in "Participants in the 401(k) Savings and Employee Stock Ownership Plan" on page 9.

Q: WHAT SHOULD I DO NOW?


     A: After carefully reading and considering the information contained in this proxy statement, indicate on your proxy card how you want to vote, and sign, date, and return it in the enclosed envelope as soon as possible so that your shares will be represented at the meeting. You may also vote your shares, other than for shares of Eagle common stock in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan, by attending the special meeting of shareholders that will take place at 11:00 a.m. on Wednesday, June 26, 2002 at the corporate offices of Eagle at 4419 Cowan Road, Tucker, Georgia.


Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     A: Your broker will vote your shares of common stock only if you provide instructions on how to vote. Following the directions your broker provides, you should instruct your broker how to vote your shares. If you do not provide instructions to your broker, your shares will not be voted, and this will have the effect of a vote against the merger.

Q: HOW DO I VOTE SHARES I HOLD IN THE EAGLE 401(K) SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN?


     A: Separate proxy cards will be sent to all persons who have shares of common stock allocated to their accounts as participants or beneficiaries under the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan. These proxy cards will appoint the PW Trust Company, which acts as Trustee for the plans, to vote these shares in accordance with the instructions noted on the proxy card. You should return this proxy card to PW Trust Company, 1200 Harbor Boulevard, 6th Floor, Weehawken, NJ 07086, Attn: Steven Awerman, as indicated in the instructions that will accompany the proxy card.


Q: CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?

     A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. If you have instructed a broker to vote your shares, you must follow the instructions from that broker to change your vote. Otherwise, you may revoke your proxy by delivering a written notice of revocation or a signed, later-dated proxy card to Eagle Bancshares, Inc., 4419 Cowan Road, Tucker, Georgia 30084, Attn: Betty Petrides, and in the case of the separate proxy for your shares of Eagle common stock in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan, to PW Trust Company, 1200 Harbor Boulevard, 6th Floor, Weehawken, NJ 07086, Attn: Steven Awerman. In addition, your proxy may be revoked by you if you attend the special meeting and vote in person. However, simply attending the special meeting without voting will not revoke your proxy.


Q: WHAT RISKS SHOULD I CONSIDER?

     A: We encourage you to read this entire document carefully. You should also review the factors considered by each company's board of directors discussed in "Details of the Proposed Merger -- Background of and Reasons for the Merger" beginning on page 10.

Q: WHO WILL OWN EAGLE AFTER THE MERGER?

     A: After the merger, Eagle will be an indirect wholly owned subsidiary of RBC. Upon completion of the merger, shareholders of Eagle will no longer have an equity or ownership interest in Eagle, nor will they acquire an ownership interest in RBC, by virtue of their current ownership of Eagle common stock.

Q: WHEN IS THE MERGER EXPECTED TO BE COMPLETED?

     A: We plan to complete the merger shortly after we receive shareholder and regulatory approvals for the merger, which we expect will be by the end of July 2002.

Q: IF THE MERGER IS APPROVED, WHEN WILL HOLDERS OF EAGLE COMMON STOCK RECEIVE THE CASH FOR THEIR SHARES OF EAGLE COMMON STOCK?


     A: Holders of Eagle common stock will be entitled to receive cash for their shares of Eagle common stock as of the date of completion of the merger. Following the closing of the merger, you will receive instructions on how to obtain your cash payment in exchange for each share of Eagle common stock that you own or that the 401(k) Savings and Employee Stock Ownership Plan holds for you. If you hold shares through a brokerage account, your broker will return your stock certificates to SunTrust Bank.


Q: WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO ME?

     A: The cash you receive in the merger in exchange for your shares of Eagle common stock and any cash you may receive from exercising statutory dissenters' rights will be subject to United States federal income tax and also may be taxed under applicable state, local and foreign tax laws. In general, you may recognize gain or loss equal to the difference between the amount of cash you receive and your adjusted tax basis in your shares of Eagle common stock. We recommend that you read the section entitled "Material United States Federal Income Tax Considerations" in the proxy statement for a more detailed explanation of the tax consequences of the merger. You should consult your tax advisor regarding the specific tax consequences of the merger applicable to you.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

     A: No. After the merger is completed, you and the Trustee of the 401(k) Savings and Employee Stock Ownership Plan will receive written instructions from Eagle that will describe how to exchange Eagle common stock certificates for the merger consideration.

Q: WHOM SHOULD I CONTACT WITH QUESTIONS ABOUT THE MERGER?

     A:  You should contact Betty Petrides at:

         Eagle Bancshares, Inc.
          4419 Cowan Road
          Tucker, Georgia 30084
          (770) 908-6400

                         SUMMARY OF TERMS OF THE MERGER

     This summary highlights selected information from this proxy statement regarding the proposed merger. This summary may not contain all of the information that is important to you as you consider the proposed merger and related matters. For a more complete description of the terms of the proposed merger, you should carefully read the entire proxy statement and the related documents to which it refers. We encourage you to read the merger agreement, which is the legal document that governs the proposed merger. This merger agreement is attached as Appendix A.

- THE COMPANIES (PAGE 7)

     EAGLE BANCSHARES, INC. Eagle is a unitary thrift holding company with its principal executive office located at 4419 Cowan Road, Tucker, Georgia 30084. Eagle's common stock trades on the Nasdaq National Market under the symbol "EBSI," and preferred stock of its subsidiary, EBI Capital Trust I, trades on the American Stock Exchange under the symbol "EBS.Pr."

     ROYAL BANK OF CANADA. RBC is a Canadian-chartered bank, with its principal executive office located at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5. Shares of RBC are listed on the Toronto Stock Exchange and on the New York Stock Exchange under the symbol "RY".

     RBC CENTURA BANKS, INC. RBC Centura is a North Carolina corporation and wholly owned subsidiary of RBC, with its principal executive office located in Rocky Mount, North Carolina.

- THE PROPOSED ACQUISITION (PAGE 8)

     You are being asked to vote to approve a merger agreement, pursuant to which RBC and RBC Centura will acquire Eagle. As a result of the merger, you will receive U.S. $26.00 in cash, without interest, for each share of Eagle common stock that you own.

- EAGLE STOCK PRICE (PAGE 31)

     On March 26, 2002, which was the last trading day before we announced the merger, Eagle common stock closed at U.S. $17.938 per share. See "Market Price for Eagle Common Stock."

- UNANIMOUS BOARD RECOMMENDATION (PAGE 12)

     Eagle's board of directors has unanimously approved the merger and adopted the merger agreement and unanimously recommends that Eagle shareholders vote to approve the merger agreement and approve the merger. See "The Merger -- Eagle's Reasons for the Merger."

- FAIRNESS OPINION (PAGE 13)

     Trident Securities, a division of McDonald Investments, Inc., has delivered to Eagle's board of directors its opinion, as of March 26, 2002, to the effect that as of that date and based upon and subject to the matters stated in its opinion, the merger consideration of U.S. $26.00 in cash per share is fair from a financial point of view to the holders of Eagle common stock. See "Opinion of Eagle's Financial Advisors."

- EAGLE'S REASONS FOR THE MERGER (PAGE 11)

     Eagle's board of directors consulted with senior management and Eagle's financial and legal advisors and considered a number of factors, including those set forth below, in reaching its decisions to adopt the merger agreement and the transactions contemplated by the merger agreement and to recommend that

Eagle's shareholders vote "FOR" approval of the merger agreement. The material factors considered by Eagle's board of directors include:

     - Historical background;

     - The merger consideration;

     - Advice from Eagle's financial advisor;

     - Review of alternatives to the merger;

     - Terms of the merger agreement relating to alternative transactions;

     - Likelihood of closing; and

     - Effect on employees and customers.

     In view of the variety of factors considered in connection with its evaluation of the merger, Eagle's board of directors did not find it practicable to and did not quantify or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have given different weights to different factors. See "The Merger -- Eagle's Reasons for the Merger."

- THE SPECIAL MEETING (PAGE 8)

     PLACE, DATE AND TIME. The special meeting of shareholders of Eagle will be held on Wednesday, June 26, 2002, at 11:00 a.m., at the corporate offices of Eagle at 4419 Cowan Road, Tucker, Georgia, for the purpose of voting on approval of the merger agreement.

     VOTE REQUIRED. Approval by holders of a majority of the Eagle common stock outstanding on May 10, 2002, is required to approve the merger agreement. The failure to vote your shares will have the same effect as a vote against approval of the merger agreement.


     As of May 10, 2002, 5,719,468 shares of Eagle common stock were issued and outstanding. Each outstanding share is entitled to one vote. Eagle's directors, executive officers, and their affiliates hold 618,158 shares, or 10.81% of Eagle's outstanding common stock, and are all entitled to vote on this merger. PURSUANT TO THE VOTING AND SUPPORT AGREEMENT THEY ENTERED INTO, ALL OF THE DIRECTORS OF EAGLE HAVE AGREED TO VOTE THEIR SHARES IN FAVOR OF THE MERGER.



     RECORD DATE AND VOTING AT THE MEETING. You are entitled to vote at the shareholders' meeting if you owned shares of Eagle common stock on May 10, 2002, which is the record date for the special meeting. If you own shares that are registered in someone else's name, for example, a broker, you must instruct that person on how to vote those shares for you or vote the shares yourself at the meeting.



     You may vote by returning your completed, signed, and dated proxy card to Eagle in the enclosed stamped envelope and, if applicable, by returning your special proxy card for shares of Eagle common stock allocated to your account in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan to the Plan's trustee as described on page 9. Additionally, you may vote by attending the special meeting and voting in person, except for shares of Eagle common stock that the Plan holds for you. A previously submitted proxy may be revoked at any time prior to when it is exercised by delivering a written notice of revocation or a signed, later-dated proxy card to Eagle Bancshares, Inc., 4419 Cowan Road, Tucker, Georgia 30084, Attn: Betty Petrides, and in the case of the special proxy for your shares of Eagle common stock in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan, to PW Trust Company, 1200 Harbor Boulevard, 6th Floor, Weehawken, NJ 07086, Attn: Steven Awerman. A previously submitted proxy also may be revoked by attending the special meeting and requesting the right to vote in person.

- VOTING AND SUPPORT AGREEMENT (PAGE 30)


     In connection with the merger, each of the directors of Eagle has entered into a voting and support agreement with RBC pursuant to which each of the Eagle directors has agreed to vote all of the shares of Eagle common stock that they own in favor of approval of the merger agreement at the special meeting of shareholders. As of the record date, the Eagle directors owned an aggregate of 497,770 shares of Eagle common stock, or approximately 8.70% of the outstanding shares of Eagle common stock. See "Voting and Support Agreement."


     A copy of the form of voting and support agreement is attached as Appendix B to this proxy statement.

- CONDITIONS TO THE MERGER (PAGE 26)

     The merger will not occur unless various conditions are met, and RBC or Eagle can terminate the merger agreement if specified events occur or fail to occur. For example, the merger agreement must be approved by the holders of a majority of the outstanding shares of the Eagle common stock, the Board of Governors of the Federal Reserve System, and the Department of Banking and Finance of the State of Georgia. See "Conditions to the Merger."

- RIGHTS OF DISSENTING SHAREHOLDERS (PAGE 34)

     Shareholders of Eagle are entitled to dissent from the merger. (For this purpose, the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan is treated as the shareholder of all of the Eagle common stock held in such Plan.) If you dissent from the merger, you are entitled to the statutory rights and remedies of dissenting shareholders provided in Article 13 of the Georgia Business Corporation Code as long as you comply with the procedures of Article
13. Article 13 provides that a dissenting shareholder is entitled to receive cash in an amount equal to the "fair value" of his or her shares. We have included a copy of Article 13 of the Georgia Business Corporation Code in Appendix D to this proxy statement and a summary of Article 13 under "Dissenters' Rights."

     To perfect dissenters' rights, a dissenting shareholder must comply with
Article 13 of the Georgia Business Corporation Code, which requires, among other things, that you give Eagle notice of your intent to dissent from the merger prior to the vote of the shareholders at the special meeting and that you not vote your shares in favor of the merger. Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of the merger and will not be entitled to assert dissenters' rights. See "Dissenters' Rights."

- FEDERAL INCOME TAX CONSEQUENCES (PAGE 19)

     The merger will be a taxable transaction to you. For United States federal income tax purposes, your receipt of cash in exchange for your shares of Eagle common stock generally may cause you to recognize a gain or loss measured by the difference between the cash you receive in the merger and your tax basis in your shares of Eagle common stock. You should consult your own tax advisor for a full understanding of the merger's tax consequences that are particular to you. See "Material United States Federal Income Tax Considerations."

- DIVIDENDS (PAGE 22)

     The merger agreement places restrictions on Eagle's ability to pay dividends prior to the closing of the transaction.

- INTERESTS OF DIRECTORS AND OFFICERS OF EAGLE IN THE MERGER (PAGE 17)

     Some of the directors and officers of Eagle have interests in the merger in addition to their interests as shareholders generally, including the following:

     - RBC Centura will provide generally to officers and employees of Eagle who continue employment with RBC Centura or its subsidiaries employee retirement, welfare and other benefits, fringe benefits, and perquisites that are generally comparable in the aggregate to those provided to similarly situated officers and employees of RBC Centura and its subsidiaries;

     - some officers of Eagle will be entitled to severance payments, under certain circumstances;

     - some of the officers and directors of Eagle will benefit from the acceleration of vesting of benefits under existing stock option, performance and retirement plans upon completion of the merger; and

     - directors and officers of Eagle are entitled to indemnification in certain circumstances pursuant to provisions in the merger agreement.

     See "Interest of Management in the Transaction."

- PROCEDURE FOR RECEIVING CASH FOR YOUR SHARES OF EAGLE COMMON STOCK (PAGE 21)


     RBC has appointed SunTrust Bank, as paying agent, to coordinate the payment of the cash merger consideration following the merger. The paying agent will send you written instructions for surrendering your certificates and obtaining the cash merger consideration after we have completed the merger. See "The Merger Agreement - Exchange Procedures."


- TERMINATION OF THE MERGER AGREEMENT (PAGE 27)

     Eagle and RBC can mutually agree at any time to terminate the merger agreement without completing the merger, even if the shareholders of Eagle have approved it. Also, under certain circumstances either Eagle or RBC can decide, without the consent of the other, to terminate the agreement prior to the closing of the merger, even if the shareholders of Eagle have approved the merger agreement.

     Generally, whether or not the merger is consummated, Eagle and RBC are each responsible for their respective expenses incurred in connection with the merger. Eagle is required to pay a termination fee of U.S. $8.5 million to RBC under certain circumstances, generally involving Eagle entering into an agreement with respect to a competing acquisition transaction or any person or group acquiring beneficial ownership of 25% or more of Eagle's outstanding common stock. We do not know of any event that has occurred as of the date of this proxy statement that would require Eagle to pay RBC this fee. See "The Merger Agreement -- Termination and the Effects of Termination" and
" -- Expenses."

                           THE PARTIES TO THE MERGER

EAGLE BANCSHARES, INC.

     Eagle is a unitary savings and loan holding company with principal executive offices located at 4419 Cowan Road, Tucker, Georgia 30084. Its telephone number is (770) 908-6470. Eagle owns and operates Tucker Federal Bank, Eagle Real Estate Advisors, Inc. and Eagle Bancshares Capital Group, Inc. Tucker Federal Bank is a federally chartered stock savings and loan association organized in 1956 and based in Tucker, Georgia. The bank serves the metropolitan Atlanta area through its 14 full service branch offices and provides Internet banking at www.justrightbank.com. The bank's deposits are federally insured by the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC"). During the fiscal year ended March 31, 2002, the Bank had one active subsidiary, Eagle Service Corporation. Eagle's common stock trades on the Nasdaq National Market under the symbol "EBSI," and preferred stock of its subsidiary, EBI Capital Trust I, trades on the American Stock Exchange under the symbol "EBS.Pr."

ROYAL BANK OF CANADA

     Royal Bank of Canada is a Canadian chartered bank, with its head office located at 1 Place Ville Marie, Montreal, Quebec, Canada H3C 3A9, and its corporate headquarters located at Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, Canada M5J 2J5. Royal Bank of Canada's common shares are listed on the New York Stock Exchange and on stock exchanges in Canada and Switzerland. Its preferred shares are listed on stock exchanges in Canada. The trading symbol is "RY."

     Royal Bank of Canada and its subsidiaries provide personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing on a global basis.

     The United States activities of Royal Bank of Canada and its subsidiaries include retail banking, corporate banking, investment and private banking operations, full-service securities operations, mortgage origination and insurance services. Royal Bank of Canada provides these services through its subsidiaries, including RBC Centura, RBC Centura Bank, RBC Dominion Securities, RBC Dain Rauscher, RBC Mortgage and RBC Liberty Insurance.

RBC CENTURA BANKS, INC.

     RBC Centura is a North Carolina corporation and wholly owned subsidiary of RBC, with its principal executive office located at 1417 Centura Highway, Rocky Mount, North Carolina 27804. RBC Centura delivers a wide range of financial services and advice, including a complete line of banking, investment, insurance, leasing, and asset-management services to individuals and businesses in North Carolina, South Carolina, and Virginia. RBC Centura's multifaceted customer access network includes more than 240 full-service financial offices, an extensive ATM network, telephone and Internet banking. RBC Centura is a brand name used by RBC Centura Banks, Inc., a wholly owned subsidiary of RBC. Additional information about RBC Centura may be found at www.rbccentura.com.

PEACH ACQUISITION SUB, INC.

     Peach Acquisition Sub, Inc. is a Georgia corporation and a wholly owned subsidiary of RBC formed solely for the purpose of engaging in the merger. Pursuant to the terms of the merger agreement, at the effective time of the merger, Peach Acquisition Sub will be merged with and into Eagle, with Eagle being the surviving corporation.

                   THE SPECIAL MEETING OF EAGLE SHAREHOLDERS

PLACE, DATE, TIME AND PURPOSE OF THE SPECIAL MEETING

     The special meeting will be held at the corporate offices of Eagle at 4419 Cowan Road, Tucker, Georgia, on Wednesday, June 26, 2002, at 11:00 a.m. local time. The purpose of the special meeting is to consider and vote on the proposal to approve the merger agreement.

     The Eagle board of directors has determined that the merger is in the best interests of Eagle and its shareholders, has unanimously approved the merger agreement and recommends that Eagle shareholders vote "FOR" the approval of the merger agreement.

WHO CAN VOTE AT THE SPECIAL MEETING


     The holders of record of Eagle common stock as of the close of business on May 10, 2002, which is the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting. If you own shares that are registered in someone else's name, for example, a broker, you must instruct that person on how to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting. On the record date, there were 5,719,468 shares of Eagle common stock outstanding.


VOTE REQUIRED

     The approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Eagle common stock entitled to vote as of the record date. Each share of common stock is entitled to one vote. Failure to vote will have the same effect as a vote "AGAINST" approval of the merger agreement.

     Under the rules of the New York Stock Exchange and the American Stock Exchange that govern most domestic stock brokerage firms, brokers who hold shares in street name for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as approval of the merger agreement. As a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, referred to generally as "broker non-votes." Abstentions and properly executed broker non-votes will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists and will have the same effect as votes against approval of the merger agreement.

     The holders of a majority of the outstanding shares of Eagle common stock entitled to be cast as of the record date, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum and any adjournment of the special meeting, unless the holder is present solely to object to the special meeting. However, if a new record date is set for an adjourned meeting, then a new quorum will have to be established.

VOTING BY PROXY

     This proxy statement is being sent to you on behalf of the board of directors of Eagle for the purpose of requesting that you allow your shares of Eagle common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Eagle common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on that proxy. If you sign and return a proxy card without giving voting instructions (other than the special proxy card for your shares of Eagle common stock in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan), your shares will be voted as recommended by Eagle's board of directors. The board unanimously recommends a vote "FOR" approval of the merger agreement.

     If your Eagle common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. If you have instructed a broker to vote your shares, you must follow the instructions received from that broker to change your vote.


     Otherwise, you may revoke your proxy at any time by delivering a written notice of revocation or a signed, later-dated proxy card to Eagle Bancshares, Inc., 4419 Cowan Road, Tucker, Georgia 30084, Attn: Betty Petrides, and in the case of the special proxy to PW Trust Company, 1200 Harbor Boulevard, 6th Floor, Weehawken, NJ 07086, Attn: Steven Awerman. In addition, your proxy may be revoked by you if you attend the special meeting and vote in person. However, simply attending the special meeting without voting will not revoke your proxy.


PARTICIPANTS IN THE 401(k) SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN


     Separate proxy cards are being transmitted to all persons who have shares of common stock allocated to their accounts as participants or beneficiaries under the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan (the "Plan"). These proxy cards appoint the PW Trust Company, which acts as Trustee for the Plan, to vote the shares of Eagle common stock allocated to the accounts of the participants in the Plan in accordance with the instructions noted thereon by the participants and beneficiaries. In the event no proxy card is received from a participant or beneficiary or a proxy card is received without instructions, or in the event shares of Eagle common stock are not yet allocated to participants' accounts in the ESOP, the Trustee will vote the shares of Eagle common stock allocated to accounts of the participants pursuant to the directions received from Reliance Trust Company, which acts as Investment Manager for this Plan, and directs the voting of the unvoted and unallocated shares at its discretion. We do not know of any other business to be brought before the special meeting but it is intended that, if any other matters properly come before the special meeting, the Trustee as proxy will vote upon such matters according to its judgment.



     Any Plan participant or beneficiary who executes and delivers a proxy card to the Trustee may revoke it at any time prior to its use by executing and delivering to the Trustee a duly executed proxy card bearing a later date or by giving written notice to the Trustee at the following address: PW Trust Company, 1200 Harbor Boulevard, 6th Floor, Weehawken, NJ 07086, Attn: Steven Awerman. However, under the terms of the Plan, only the Trustee of the Plan can vote the shares of Eagle common stock, even if a participant or his beneficiaries attend the Annual Meeting in person.


COSTS OF SOLICITATION

     In addition to soliciting proxies through the mail, Eagle may solicit proxies through its directors, officers and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares of common stock held by them. All expenses incurred in connection with the solicitation of proxies will be borne equally by Eagle and RBC. Eagle has engaged the services of Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in soliciting proxies from beneficial owners of shares of Eagle's common stock held by banks, brokerage houses and other custodians, nominees and fiduciaries. Eagle anticipates that such assistance will cost approximately $7,000, plus certain out-of-pocket expenses.

                                   THE MERGER

BACKGROUND OF THE MERGER

     Eagle's board of directors has periodically reviewed and assessed the various business trends and conditions impacting Eagle and financial institutions generally. From time to time, the board of directors has received reports from various investment bankers regarding trends towards continued consolidation and increased competition in the financial services industry, including banks or thrift holding companies that might be interested in a merger with Eagle and the potential premium that could be expected due to acquisition.

     During 2000, Eagle retained a financial advisor to advise Eagle regarding the possible sale of Eagle. In January 2000, the board of directors authorized the executive committee of the board of directors to conduct discussions regarding proposed business combinations. Mr. C. Jere Sechler, Jr., chairman of the board of directors and the executive committee, has on occasion received expressions of interest and has had various discussions regarding strategic combinations between Eagle and other financial institutions over the past eighteen to twenty-four months. The engagement with the financial advisor terminated in 2000 with no satisfactory proposal being presented. Eagle announced its change in executive management in February 2001 and its strategic desire to focus on building the community bank segment and its plan to exit other lines of business.

     In June 2001, representatives of Trident Securities, a division of McDonald Investments, Inc. ("Trident Securities") met with Mr. Sechler and other executive officers of Eagle to discuss RBC's desire to establish an Atlanta presence. At that time, Eagle agreed to engage Trident Securities to explore a possible transaction between the two parties. In July 2001 and again in October 2001, representatives of RBC Centura met with Mr. Sechler to discuss the Centura merger with RBC and their future strategy, especially as it related to acquisitions. In October 2001, after the parties agreed to proceed with discussions, Trident Securities conducted due diligence on Eagle and prepared an executive summary and due diligence book for RBC Centura to review. In November 2001, management of Eagle traveled to Rocky Mount, North Carolina to meet with the management of RBC Centura and tour the Rocky Mount facilities. In late November 2001 representatives of Trident Securities met in Rocky Mount, North Carolina with representatives of RBC Centura to discuss the possible merger, the earnings potential of Eagle and preliminary pricing for a transaction. A series of phone conversations between representatives of RBC and Eagle regarding a possible transaction between RBC and Eagle followed during November and December 2001, although no specific terms were discussed. In early February 2002, after confirming its interest in acquiring Eagle, RBC indicated that it would like to proceed with a due diligence review of Eagle. Eagle's executive committee, after considering the recent activity in sales of regional and national financial institutions and recent inquiries and discussions about the possible purchase of Eagle agreed to allow RBC to conduct its due diligence review. During the months of February and March 2002, RBC due diligence teams visited Eagle on several occasions.

     In early March 2002, a representative of RBC met with the executive committee to discuss RBC and RBC Centura's strategic plans, culture, and interest in Eagle, and RBC's financial advisors met with Eagle's financial advisors to discuss various aspects of a possible transaction and valuation. Around the same time, RBC's attorneys and Eagle's attorneys began to prepare a merger agreement and RBC verbally indicated a proposed price range based on its due diligence investigation of Eagle and its subsidiaries. Through the course of discussions, the parties began negotiating the principal terms of the transaction. On March 19, 2002, the Eagle executive committee, after reviewing information presented by Trident Securities and discussion with legal counsel, voted to recommend that the proposed merger be submitted to the board of directors. On March 19, 2002, at a called board meeting, after reviewing the analysis presented by Trident Securities and discussions with legal counsel the full board considered the proposed merger and voted to proceed with finalizing the terms of the definitive agreement. On March 26, 2002, the parties completed negotiation of the principal terms of the proposed transaction, including that each share of Eagle common stock would be converted into the right to receive U.S. $26.00. That same day, the Eagle board of directors met to consider the terms of the final RBC proposal. During that meeting, they discussed the duties and responsibilities of directors in merger transactions of this type with Eagle's legal advisors. Eagle's legal advisors discussed the key provisions of the merger agreement and answered the board's questions about the proposed transaction, and after further discussion with Trident Securities and legal counsel and after consideration of the factors described under "Eagle's Reasons for the Merger," the board voted to accept the offer, adopt the merger agreement and to recommend that the Eagle shareholders approve the merger agreement.

EAGLE'S REASONS FOR THE MERGER

     Eagle's board of directors consulted with senior management and Eagle's financial and legal advisors and considered a number of factors, including those set forth below, in reaching its decision to adopt the merger agreement and the transactions contemplated by the merger agreement, and to recommend that Eagle's shareholders vote "FOR" approval of the merger agreement.

     HISTORICAL BACKGROUND. Eagle's board of directors was knowledgeable about the progress that Eagle had made in the last few years, was aware of other purchases and sales of financial institutions (including its own acquisitions), the recent activity in sales of regional and national financial institutions and recent inquiries and discussions about the possible purchase of Eagle. During 2000, Eagle retained a financial advisor to advise Eagle regarding the possible sale of Eagle. It was also aware of the length of time that the RBC and the prior strategic transaction proposals were under consideration, the fact that no superior proposals were made during that period and that numerous other transactions had been announced during that period. As described under "-- Background of the Merger" Eagle's board of directors held numerous meetings during the year preceding approval to evaluate comparable transactions and contacts made to and discussions with the management of Eagle by various third parties.

     MERGER CONSIDERATION. In addition to the analysis and presentations by Eagle's financial advisor referred to in "Opinion of Eagle's Financial Advisor" below, which were based upon comparable companies, comparable transactions and discounted cash flow analyses, Eagle's board of directors reviewed the price-to-book and price-to-earnings multiples represented by the merger consideration of U.S. $26.00 per share of Eagle common stock. The price-to-book multiple was 1.76 times on a tangible basis, and the price to the last 12 months' earnings multiple was 83.8 times. The board of directors believes these multiples are among the most prevalent benchmark comparisons in the banking industry. The board compared these multiples with those of other recent transactions and determined that the ratios represented by the RBC proposal were favorable. In addition, the board of directors looked at the premium represented by the merger consideration compared to recent trading prices of Eagle's common stock. The merger consideration represents a 68.0% premium based on the 90-day average of $15.45 as of March 22, 2002. The board of directors also reviewed the terms of other recent business combinations as reported by various investment banking firms in relation to the RBC proposal and the amount of the merger consideration.

     The board of directors also considered that the merger will be a taxable transaction to Eagle's shareholders and that because Eagle shareholders are receiving cash for their stock, they will not participate in the future growth of either Eagle or RBC.

     ADVICE FROM EAGLE'S FINANCIAL ADVISOR. Eagle's board of directors considered the detailed presentations made by Trident Securities, Eagle's financial advisor, with respect to the merger and the proposed consideration offered to the holders of Eagle common stock in the merger, which are discussed further below under "Opinion of Eagle's Financial Advisor," and Trident Securities' oral opinion, subsequently confirmed in writing, to the effect that, as of the date of its opinion, the merger consideration to be received by the holders of Eagle common stock was fair, from a financial point of view, to the holders of Eagle common stock. The full text of this opinion is attached to this proxy statement as Appendix C.

     REVIEW OF ALTERNATIVES TO THE MERGER. Eagle's board of directors considered Eagle's financial condition, results of operations and business and earnings prospects, if it were to remain independent in light of the relevant factors, including the consolidation and other developments occurring in the banking industry. Eagle's board of directors considered that, while Eagle had been contacted from time to time in the past by various third parties expressing an interest in a possible transaction with Eagle, there was uncertainty whether an alternative transaction would be available in the future on terms more favorable to Eagle's shareholders than the RBC proposal, and that discussions with the other potential strategic partners had either failed to proceed beyond the exploratory stage or failed to result in a transaction that was as favorable.

     TERMS OF THE MERGER AGREEMENT RELATING TO ALTERNATIVE TRANSACTIONS. The Eagle board of directors considered the terms of the merger agreement, including the terms relating to termination of the agreement by Eagle. The board of directors noted that the termination payment provisions of the merger agreement could have the effect of discouraging alternative proposals for a business combination between Eagle and a third party. On balance, however, the board of directors determined that the amount and terms of the termination fee are customary for transactions of this size and type, were required to induce RBC to enter into the merger agreement and would not preclude any such alternative proposals from being made.

     LIKELIHOOD OF CLOSING. The board of directors considered the nature of the closing conditions included in the merger agreement, including regulatory consents and the likelihood that the merger would be approved by requisite regulatory authorities and approval of the merger agreement by Eagle's shareholders.

     EFFECT ON EMPLOYEES AND CUSTOMERS. The board of directors considered the provisions of the merger agreement and other employment arrangements that address the benefits, compensation, employment, severance and termination plans or other arrangements afforded to Eagle employees, including the provisions that certain stock options will be cancelled, and the holders of cancelled options will be entitled to receive an amount in cash equal to the difference between U.S. $26.00 and the exercise price per share of the Eagle option multiplied by the number of shares subject to the option. The board of directors also considered the matters described under "Interests of Certain Persons in the Merger -- Employment Agreements."

     Additionally, the board of directors considered information concerning the financial condition, results of operations and business prospects with RBC, with respect to the effect of the transaction on Eagle's customers and the communities in which it operates. The board discussed RBC's strategic intent with respect to the merger and RBC's conduct in connection with its past merger transactions. The board also considered that combining with a much larger organization would provide the combined company with greater technological, marketing and management resources, which would enable the combined company to better compete for customers. By combining with a larger organization, additional products and services would also be available to Eagle's customers and greater training and resources would be available to Eagle's employees.

     The foregoing discussion of the information and factors considered by Eagle's board of directors, while not exhaustive, includes the material factors considered by the board of directors. In view of the variety of factors considered in connection with its evaluation of the merger, Eagle's board of directors did not find it practicable to, and did not, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have given different weights to different factors.

RECOMMENDATION OF EAGLE'S BOARD OF DIRECTORS

     After careful consideration, Eagle's board of directors has unanimously determined that the merger agreement is in the best interests of Eagle and its shareholders, has unanimously determined that the merger is fair to, and in the best interests of, the shareholders of Eagle, has unanimously adopted the merger agreement, and unanimously recommends that Eagle shareholders vote "FOR" the approval of the merger agreement.

OPINION OF EAGLE'S FINANCIAL ADVISOR

     GENERAL. Pursuant to an engagement letter dated August 29, 2001 between Eagle Bancshares, Inc. and Trident Securities, Eagle retained Trident Securities to act as its sole financial advisor in connection with a possible merger and related matters. As part of its engagement, Trident Securities agreed, if requested by Eagle, to render an opinion with respect to the fairness, from a financial point of view, to the holders of Eagle common stock, of the financial consideration as set forth in the merger agreement. Trident Securities is a nationally recognized specialist in the financial services industry. Trident Securities is regularly engaged in evaluations of similar businesses and in advising institutions with regard to mergers and acquisitions, as well as raising debt and equity capital for such institutions. Eagle selected Trident Securities as its financial advisor based upon Trident Securities' qualifications, expertise, and reputation in such capacity.

     On March 26, 2002, Trident Securities delivered its oral opinion that the financial consideration of U.S. $26.00 in cash per share of Eagle common stock, or financial consideration was fair to Eagle shareholders, from a financial point of view, as of the date of such opinion. Trident Securities also delivered to the Eagle board of directors a written opinion dated as of March 26, 2002, confirming its oral opinion. No limitations were imposed by Eagle Bancshares, Inc. on Trident Securities with respect to the investigations made or the procedures followed in rendering its opinion.

     THE FULL TEXT OF TRIDENT SECURITIES' WRITTEN OPINION TO EAGLE'S BOARD OF DIRECTORS, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND EXTENT OF REVIEW BY TRIDENT SECURITIES, IS ATTACHED AS APPENDIX C AND IS INCORPORATED HEREIN BY REFERENCE. IT SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY IN CONJUNCTION WITH THIS PROXY STATEMENT. THE FOLLOWING SUMMARY OF TRIDENT SECURITIES' OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. TRIDENT SECURITIES' OPINION IS ADDRESSED TO EAGLE'S BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER OF EAGLE AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE SPECIAL MEETING DESCRIBED IN THIS PROXY STATEMENT.

     Trident Securities, in connection with rendering its opinion:

     - Reviewed Eagle's Annual Reports to Shareholders and Annual Reports on Form 10-KSB for each of the years ended March 31, 2001, March 31, 2000 and March 31, 1999, including the audited financial statements contained therein, and Eagle's Quarterly Report on Form 10-QSB for the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001;

     - Reviewed certain other public and non-public information, primarily financial in nature, relating to the respective businesses, earnings, assets and prospects of Eagle and RBC Centura provided to Trident Securities or publicly available for purposes of its analysis;

     - Participated in meetings and telephone conferences with members of senior management of Eagle concerning the financial condition, business, assets, financial forecasts and prospects of Eagle, as well as other matters Trident Securities believed relevant to its inquiry;

     - Reviewed certain stock market information for Eagle common stock and compared it with similar information for certain companies, the securities of which are publicly traded;

     - Compared the results of operations and financial condition of Eagle with that of certain companies, which Trident Securities deemed to be relevant for purposes of its opinion;

     - Reviewed the financial terms, to the extent publicly available, of certain acquisition transactions, which Trident Securities deemed to be relevant for purposes of its opinion;

     - Reviewed the merger agreement dated March 26, 2002 and certain related documents; and

     - Performed such other reviews and analyses as Trident Securities has deemed appropriate.

     The oral and written opinions provided by Trident Securities to Eagle were necessarily based upon economic, monetary, financial market and other relevant conditions as of the dates thereof.

     In connection with its review and arriving at its opinion, Trident Securities relied upon the accuracy and completeness of the financial information and other pertinent information provided by Eagle and RBC Centura to Trident Securities for purposes of rendering its opinion. Trident Securities did not assume any obligation to independently verify any of the provided information as being complete and accurate in all material respects. With regard to the financial forecasts established and developed for Eagle with the input of management, Trident Securities assumed that these materials had been reasonably prepared on bases reflecting the best available estimates and judgments of Eagle as to the future performance of Eagle and that the projections provided a reasonable basis upon which Trident Securities could formulate its opinion. Eagle does not publicly disclose such internal management projections of the type utilized by Trident Securities in connection with Trident Securities' role as financial advisor to Eagle with respect to the review of the merger. Therefore, such projections cannot be assumed to have been prepared with a view towards public disclosure. The projections were based upon numerous variables and assumptions that are inherently uncertain, including, among others, factors relative to the general economic and competitive conditions facing Eagle. Accordingly, actual results could vary significantly from those set forth in the respective projections.

     Trident Securities does not claim to be an expert in the evaluation of loan portfolios or the allowance for loan losses with respect thereto and therefore assumes that such allowances for Eagle are adequate to cover such losses. In addition, Trident Securities does not assume responsibility for the review of individual credit files and did not make an independent evaluation, appraisal or physical inspection of the assets or individual properties of Eagle or RBC Centura, nor was Trident Securities provided with such appraisals. Furthermore, Trident Securities assumes that the merger will be consummated in accordance with the terms set forth in the merger agreement, without any waiver of any material terms or conditions by Eagle, and that obtaining the necessary regulatory approvals for the merger will not have an adverse effect on either separate institution or the combined entity. Trident Securities assumes that the merger will be recorded as a "purchase" in accordance with generally accepted accounting principles.

     In connection with rendering its March 26, 2002 opinion to Eagle's board of directors, Trident Securities performed a variety of financial and comparative analyses, which are briefly summarized below. Such summary of analyses does not purport to be a complete description of the analyses performed by Trident Securities. Moreover, Trident Securities believes that these analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete understanding of the scope of the process underlying the analyses and, more important, the opinion derived from them. The preparation of a financial advisor's opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of such analyses. In its full analysis, Trident Securities also included assumptions with respect to general economic, financial market and other financial conditions. Furthermore, Trident Securities drew from its past experience in similar transactions, as well as its experience in the valuation of securities and its general knowledge of the banking industry as a whole. Any estimates in Trident Securities' analyses were not necessarily indicative of actual future results or values, which may significantly diverge more or less favorably from such estimates. Estimates of company valuations do not purport to be appraisals nor to necessarily reflect the prices at which companies or their respective securities actually may be sold. None of the analyses performed by Trident Securities were assigned a greater significance by Trident Securities than any other in deriving its opinion.

     COMPARABLE COMPANY ANALYSIS. Trident Securities reviewed and compared the valuation implied by the financial consideration and actual selected financial information for Eagle with corresponding information for a peer group of publicly traded banks and thrifts. The peer group is listed below:

      NAME                                                   CITY           STATE
      ----                                                   ----           -----
 1.   Banc Corporation.................................  Birmingham     Alabama
 2.   CCF Holding Co...................................  Jonesboro      Georgia
 3.   Capital Bank Corp................................  Raleigh        North Carolina
 4.   Coastal Financial Corp...........................  Myrtle Beach   South Carolina
 5.   Columbia Bancorp.................................  Columbia       Maryland
 6.   Community Financial..............................  Nashville      Tennessee
 7.   Cumberland Bancorp...............................  Nashville      Tennessee
 8.   Equitable Bank...................................  Wheaton        Maryland
 9.   Fidelity National Corp...........................  Atlanta        Georgia
10.   First Financial Holdings.........................  Charleston     South Carolina
11.   GB&T Bancshares..................................  Gainesville    Georgia
12.   Main Street Banks................................  Kennesaw       Georgia

     The following table represents a summary analysis of the financial consideration compared to the peer group based on market prices as of March 26, 2002 and the latest publicly available financial data as of or for the last twelve months ended December 31, 2001:

                                                                                EAGLE
                                                       AVERAGE   MEDIAN   BANCSHARES, INC.*
                                                       -------   ------   -----------------
Price to last twelve month earnings..................    18.5x    15.8x          21.8x
Price to book value..................................   156.2%   130.6%         176.2%
Price to tangible book value.........................   160.6%   140.6%         176.2%
Tangible Capital.....................................    7.10%    6.99%          7.29%
Dividend yield.......................................     2.5%     2.4%          0.00%
Return on average assets.............................     .71%     .69%           .57%
Return on average equity.............................     9.5%     8.9%           8.3%
Non-performing assets/Total Assets...................     .79%     .66%          1.41%

---------------

* Eagle earnings, return on average assets and return on average equity are for 9 months ended Dec. 2001 annualized

BASED ON THE ABOVE INFORMATION, TRIDENT SECURITIES CONCLUDED THAT THIS ANALYSIS SHOWED AN IMPUTED REFERENCE RANGE $18.80 TO $23.78 PER SHARE.

     COMPARABLE TRANSACTION ANALYSIS. Trident Securities reviewed and compared actual information for groups of comparable transactions, announced since May 1, 2001, deemed pertinent to an analysis of the merger. The financial consideration was compared to the median ratios of (i) price to last twelve months earnings,
(ii) price to book value, (iii) price to tangible book value, and (iv) price to assets for each of the following pending and recently completed transaction comparable groups:

     - all bank and thrift acquisitions with the selling company headquartered in the Southeast Region (Comparable Regional Deals);

     - all bank and thrift acquisitions with the selling company having assets between $800 million and $1.4 billion (Comparable Asset Size);

     - all bank and thrift acquisitions with the selling company having an equity to assets ratio between 6.0% and 8.0% (Comparable Capitalization);

     - all bank and thrift acquisitions with the selling company having a return on average equity between 8.0% and 10.0% (Comparable Profitability);

     - all bank and thrift acquisitions with the selling company having a non-performing assets to assets ratio of between 1.0% and 2.0% (Comparable Asset Quality);

     - recent bank and thrift transactions with similar size and performance characteristics (Guideline).

     The following table represents a summary analysis of the comparable transactions analyzed by Trident Securities based on the announced transaction values:

                                                          PRICE/
                                                         TANGIBLE     PRICE/      CORE
                                                           BOOK      TRAILING   DEPOSIT    MARKET
                                                          VALUE        EPS      PREMIUM    PREMIUM
                                               NUMBER       %           X          %          %
                                               ------   ----------   --------   --------   -------
COMPARABLE REGIONAL DEALS
  Banks Pending and Completed................    24       200.8%      19.4x       14.1%     48.6%
  Thrifts Pending and Completed..............     6       125.0%      26.4x        6.1%     41.3%
COMPARABLE ASSET SIZE
  Banks Pending and Completed................     3       266.8%      20.3x       15.4%     48.3%
  Thrifts Pending and Completed..............     4       221.7%      14.0x       11.5%     30.6%
COMPARABLE CAPITALIZATION
  Banks Pending and Completed................    44       203.5%      19.3x       10.9%     38.3%
  Thrifts Pending and Completed..............    15       179.2%      16.6x       10.5%     57.9%
COMPARABLE PROFITABILITY
  Banks Pending and Completed................    24       171.9%      20.0x        9.4%     27.1%
  Thrifts Pending and Completed..............     5       139.1%      16.2x        6.3%     57.9%
COMPARABLE ASSET QUALITY
  Banks Pending and Completed................    17       141.2%      18.7x        5.1%     30.1%
  Thrifts Pending and Completed..............     7       150.5%      23.3x        5.9%     49.4%
GUIDELINE TRANSACTIONS
  Banks LTM..................................     8       220.6%      20.3x       14.3%     41.0%
  Thrifts LTM................................     7       150.5%      16.2x       10.1%     32.4%
EAGLE BANCSHARES, INC........................             176.2%      21.8x        8.1%     49.0%

---------------

* EAGLE EARNINGS ARE FOR 9 MONTHS ENDED DECEMBER 2001 ANNUALIZED

     BASED ON THE ABOVE INFORMATION, TRIDENT SECURITIES CONCLUDED THAT THIS ANALYSIS SHOWED AN IMPUTED REFERENCE RANGE $16.66 TO $39.30 PER SHARE.

     DISCOUNTED EARNINGS ANALYSIS. Trident Securities performed a discounted earnings analysis with regard to Eagle in a stand-alone scenario. This analysis utilized a discount rate range of 9.5% to 15.5% and a terminal earnings multiple range of 10.5x to 15.5x. The analysis resulted in a range of present values of $101 million ($16.94 per share) to $171 million ($28.69 per share) for Eagle. This analysis was based on estimates considering market and company specific events and is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present or at any time in the future. Trident Securities noted that the discounted earnings analysis was included because it is a widely used valuation methodology, but noted that the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, discount rates, and terminal values.

     OTHER ANALYSES. Trident Securities also reviewed certain other information including pro forma estimated balance sheet and related capital ratios of RBC in connection with its review of RBC's ability to pay the financial consideration.

     NO COMPANY USED AS A COMPARISON IN THE ABOVE ANALYSES IS IDENTICAL TO EAGLE AND NO OTHER TRANSACTION IS IDENTICAL TO THE MERGER. ACCORDINGLY, AN ANALYSIS OF THE RESULTS OF THE FOREGOING IS NOT PURELY MATHEMATICAL; RATHER, SUCH ANALYSES INVOLVE COMPLEX CONSIDERATIONS AND JUDGMENTS CONCERNING DIFFERENCES IN FINANCIAL MARKET AND OPERATING CHARACTERISTICS OF THE COMPANIES AND OTHER FACTORS THAT COULD AFFECT THE PUBLIC TRADING VOLUME OF THE COMPANIES TO WHICH EAGLE IS BEING COMPARED.

     For its financial advisory services provided to Eagle, Trident Securities has been paid fees of $160,000 to date and will be paid a fee of approximately $1.37 million at the time of closing of the merger. In addition, Eagle has agreed to reimburse Trident Securities for all reasonable out-of-pocket expenses incurred by it on Eagle's behalf, as well as to indemnify Trident Securities against certain liabilities, including any which may arise under the federal securities laws.

     As a division of McDonald Investments, Trident Securities is a member of all principal securities exchanges in the United States and in the conduct of its broker-dealer activities has from time to time purchased securities from, and sold securities to, Eagle. As a market maker Trident Securities may also have purchased and sold the securities of Eagle for Trident Securities' own account and for the accounts of its customers.

RBC'S REASONS FOR THE MERGER

     A stated strategic priority for RBC has been the expansion of its U.S. operations in businesses in which RBC is strong in Canada and sees opportunities for growth in the United States. Over the past several years, RBC has acquired a U.S. presence in banking, securities brokerage, insurance, and mortgage lending. The proposed acquisition of Eagle represents the continuation of RBC's U.S. growth strategy and is consistent with RBC's previously stated intention to grow in personal and commercial banking in the highly attractive southeastern U.S. market, making manageable and disciplined acquisitions. This acquisition expands RBC's retail distribution into the Atlanta area and helps to diversify its retail base.

     RBC currently has only one location in the metropolitan Atlanta area. The merger with Eagle and the acquisition of Tucker Federal Bank with its 14 locations in metropolitan Atlanta will quickly give RBC an expanded presence in this growing area of the southeastern U.S. In addition, RBC will be able to use its resources to expand the range of services available to customers through Tucker Federal's branches, thus enhancing their competitiveness. RBC also expects ultimately to achieve significant cost synergies through the integration of Tucker Federal's operations with those of RBC Centura Bank.

INTEREST OF MANAGEMENT IN THE TRANSACTION

     Some of Eagle's directors and officers have interests in the merger that are different from, or are in addition to, their interests as shareholders of Eagle. Eagle's board of directors knew about these additional interests and considered them when they adopted the merger agreement. These interests are described below.

     RBC'S BENEFIT PLANS. RBC Centura will provide generally to officers and employees of Eagle who continue employment with RBC Centura or its subsidiaries employee retirement, welfare and other benefits, fringe benefits and perquisites that are generally comparable in the aggregate to those provided to similarly situated officers and employees of RBC Centura and its subsidiaries.

     SEVERANCE PAYMENTS. Some executive officers of Eagle will be entitled to severance payments under their employment agreements with Eagle upon completion of the merger, if their employment is terminated by them, for any reason, during a specified window or if terminated by RBC without cause during a specified period of time following the merger. The following table sets forth the estimated total amount of potential payments to these executive officers upon termination of employment as described in the previous sentence:

                                                                 ESTIMATED AMOUNT OF
EXECUTIVE OFFICER                                              TOTAL SEVERANCE PAYMENT
-----------------                                              -----------------------
Jere Sechler................................................          $850,500
Charles Buckner.............................................          $838,194
Sheila Ray..................................................          $736,475
Betty Petrides..............................................          $600,000


     Additionally, upon completion of the merger, other officers of Eagle will be entitled to severance payments under their employment or change in control agreements with Eagle, if their employment is terminated by RBC without cause or terminated by the employee under specified circumstances during a specified window. The aggregate amount of the potential severance payments to these officers is $3,558,751.

     GROSS-UP PAYMENTS. Under their employment agreements with Eagle, the executive officers listed above will be entitled to additional gross-up payments upon completion of the merger, if any amounts paid to these executives in connection with the acquisition of Eagle by RBC would result in the imposition of an excise tax for excess "parachute payments" under Section 4999 of the Internal Revenue Code. While the amount of the Section 4999 excise tax will be calculated according to all payments made to each such executive in connection with the change in control, the amount of the gross-up payment will be limited to the excise tax on the change in control benefit, which is defined in the executive's employment agreement as (i) three times the total of the executive's base salary and average annual bonus and (ii) a pro-rated payment of the target bonus for the year in which the change in control occurs. In addition, the gross-up payment will include any income tax and other taxes due in relation to the payment of the excise tax on the change in control benefit.



     ACCELERATED VESTING OF BENEFITS. Some of the officers and directors of Eagle will benefit from the acceleration of vesting of benefits under Eagle Bancshares, Inc. 1995 Employee Stock Incentive Plan, the Eagle Bancshares, Inc. 1994 Directors Stock Option Incentive Plan, the Eagle Bancshares, Inc. Performance Stock Plan, or the Performance Stock Plan, and the Tucker Federal Bank Directors' Retirement Plan, or the Directors Retirement Plan.


     Upon completion of the merger, each outstanding option to purchase Eagle shares, whether or not then exercisable, will be canceled. The holders of each option that is canceled will be entitled to receive, an amount in cash equal to the difference between U.S. $26.00 and the exercise price per share of the Eagle option multiplied by the number of Eagle shares previously subject to the canceled option. As a result, the following executive officers will be entitled to receive payments in the amounts set forth below upon the completion of the merger and cancellation of Eagle options that they hold.

                                                               AMOUNT TO BE RECEIVED FOR
EXECUTIVE OFFICER                                                  CANCELED OPTIONS
-----------------                                              -------------------------
Jere Sechler................................................           $519,735
Charles Buckner.............................................           $427,105
Sheila Ray..................................................           $404,252
Betty Petrides..............................................           $508,581


     Additionally, the Eagle directors who are not also officers of Eagle will be entitled to receive payments in an aggregate amount of $381,470 upon the completion of the merger and cancellation of Eagle options that they hold.


     Under the Performance Stock Plan, upon the completion of the merger, each of Eagle's directors, who are not also officers of Eagle, will be entitled to a cash payment of approximately $26,364. Additionally, upon completion of the merger, ten of Eagle's executive officers, who are also participants in the Performance Stock Plan, will each be entitled to a cash payment of approximately $197,808, including the four executive officers named in the above table.

     Under the Directors Retirement Plan, upon the completion of the merger, each of the directors of Eagle and Tucker Federal Bank will be credited with an additional three years of service under the Directors Retirement Plan. As a result, each of these directors will be entitled to additional benefits under the Directors Retirement Plan. Additionally, upon the completion of the merger, four of Eagle's directors will each be entitled to a bonus payment under the Directors Retirement Plan equal to approximately $52,000 based on achieving at least 12 years of service, but not more than 18 years of service.

     INDEMNIFICATION. Directors and officers of Eagle are entitled to indemnification in certain circumstances pursuant to provisions in the merger agreement.


     Eagle's directors, executive officers, and their affiliates hold 618,158 shares, or 10.81% of Eagle's outstanding common stock entitled to vote on this merger. All of the directors of Eagle have agreed to vote their shares in favor of the merger.

             MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of the material federal income tax consequences of the merger to holders of Eagle common stock. The discussion is based upon the Internal Revenue Code, Treasury regulations, IRS rulings and judicial and administrative decisions in effect as of the date of this proxy statement. Due to the complexity of the Internal Revenue Code, the following discussion is limited to the material federal income tax aspects of the merger for a shareholder of Eagle who is a citizen or resident of the United States and who, on the date on which the merger is completed, holds shares of Eagle common stock as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from amendments to the Internal Revenue Code after the date of this proxy statement. The following discussion does not address taxpayers subject to special treatment under the federal income tax laws, such as insurance companies, financial institutions, dealers in securities, tax-exempt organizations (such as the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan), S corporations and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to shareholders who acquired their shares of Eagle common stock upon the exercise of employee stock options or otherwise as compensation or who hold their shares as part of a hedge, straddle or conversion transaction. The following discussion does not address potential foreign, state, local and other tax consequences of the merger. ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL INCOME TAX CONSEQUENCES, AS WELL AS THE FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF THE DISPOSITION OF THEIR SHARES IN THE MERGER.

     For federal income tax purposes, the merger will be treated as a taxable sale or exchange of Eagle common stock for cash by each Eagle shareholder (including any shareholder who properly exercises dissenters' rights). Accordingly, the federal income tax consequences to the Eagle shareholders receiving cash will generally be as follows:

     - The shareholder may recognize a capital gain or loss by reason of the disposition of his, her or its shares of Eagle common stock pursuant to the merger.

     - The capital gain or loss, if any, will be long-term with respect to shares of Eagle common stock with a holding period of more than 12 months as of the effective time of the merger.

     - The amount of capital gain or loss to be recognized by each shareholder will be measured by the difference between the amount of cash received by the shareholder in connection with the merger, or cash received in connection with the exercise of dissenter's rights, and the shareholder's tax basis in the shares of Eagle common stock at the effective time of the merger.


     Cash payments made pursuant to the merger, including any cash paid to a shareholder who properly exercises dissenters' rights, will be reported to the extent required by the Internal Revenue Code to Eagle shareholders and the Internal Revenue Service. These amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of the tax at a rate of 30% may apply to a shareholder who fails to supply Eagle or SunTrust Bank, as paying agent, with the shareholder's taxpayer identification number or has failed to report all interest and dividends required to be shown on the shareholder's federal income tax returns. Accordingly, each Eagle shareholder will be asked to provide a correct taxpayer identification number on a Substitute Form W-9 which will be included in the appropriate letter of transmittal for the shares of Eagle common stock. Withholding may also apply to Eagle shareholders who are otherwise exempt from this withholding, such as a non-resident alien, if that person fails to properly document its status as an exempt recipient.


                              ACCOUNTING TREATMENT

     The merger will be accounted for by the purchase method of accounting, in accordance with U.S. and Canadian GAAP. This means that RBC will record as goodwill the excess of the purchase price of Eagle over the fair value of Eagle's identifiable assets, including intangible assets, and liabilities.

                         REQUIRED REGULATORY APPROVALS

     The consummation of the merger is subject to a number of regulatory approvals that are described below. While RBC and Eagle have no reason to believe that they will not be able to obtain these regulatory approvals in a timely manner and without the imposition of burdensome conditions, they cannot be certain that these approvals will be obtained within the period of time contemplated by the merger agreement or on conditions that would not be detrimental to the combined company or at all.

APPROVALS UNDER FEDERAL AND STATE LAWS

     The Board of Governors of the Federal Reserve System and the Department of Banking and Finance of the State of Georgia must approve the merger. The regulators' review of the applications will not include an evaluation of the proposed transaction from the financial perspective of the individual shareholders of Eagle. Further, no shareholder should construe an approval of the application by either regulator to be a recommendation that the shareholders vote to approve the proposal. Each shareholder entitled to vote should evaluate the proposal to determine the personal financial impact of the completion of the proposed transaction. Shareholders not fully knowledgeable in such matters are advised to obtain the assistance of competent professionals in evaluating all aspects of the proposal including any determination that the completion of the proposed transaction is in the best financial interest of the shareholder.

CANADIAN APPROVALS

     Under applicable Canadian law, the merger constitutes the acquisition of control by RBC of a foreign financial institution. Accordingly, prior written approval of the Canadian Superintendent of Financial Institutions is required before the merger can be completed.

                              THE MERGER AGREEMENT

     This section describes the material terms of the merger agreement. The description in this section is not complete. You should read the merger agreement, and the other information that is incorporated by reference in this proxy statement, carefully and in its entirety for a more complete understanding of the merger. The complete text of the merger agreement is attached to this proxy statement as Appendix A and is incorporated by reference into this proxy statement.

THE MERGER

     Peach Acquisition Sub, Inc, a Georgia corporation and a wholly owned subsidiary of RBC, will merge with and into Eagle. Peach Acquisition Sub was created solely for the purposes of the merger and has no significant assets and no operations of its own.

EFFECTIVE TIME OF THE MERGER

     The merger will become effective when RBC and Eagle file articles of merger with the Secretary of State of the State of Georgia or at a later time as specified in the articles of merger. The closing of the merger will take place on a date that is not later than the tenth business day after the last of the conditions to the consummation of the merger contained in the merger agreement have been either satisfied or waived or, at the election of RBC, the last business day of the month in which such day occurs, or on another date agreed upon by RBC and Eagle.

CONSIDERATION TO BE RECEIVED IN THE MERGER

     At the time the merger becomes effective, each issued and outstanding share of Eagle common stock, other than shares held by Eagle or its subsidiaries, and shares held by shareholders exercising dissenters' rights will be canceled and converted into the right to receive U.S. $26.00 in cash without interest. Shares of Eagle common stock owned by Eagle or its subsidiaries will be cancelled at the effective time of the merger. Shares held by shareholders exercising dissenters' rights will be cancelled and these shareholders will be paid in accordance with Georgia law.

EXCHANGE PROCEDURES


     Promptly after the effective time of the merger, SunTrust Bank, as paying agent, will mail to each person who was, at the effective time, a holder of record of Eagle common stock a letter with instructions on how to exchange Eagle stock certificates for the cash merger consideration.



     Please do not send in your Eagle stock certificates until you receive this "letter of transmittal" and instructions from SunTrust Bank. Do not return your stock certificates with the enclosed proxy card. If your shares of Eagle stock are held through a broker, your broker will surrender your shares for cancellation.



     After you deliver the letter of transmittal, duly executed and completed in accordance with its instructions, and your stock certificates, to SunTrust Bank, RBC Centura will cause your check in the amount of consideration that you are entitled to, less any required tax withholdings, to be mailed to you. The Eagle stock certificates you surrender will be canceled. After the completion of the merger, there will be no further transfers of Eagle common stock, and Eagle stock certificates presented for transfer after the effective time of the merger will be canceled and exchanged for the merger consideration. If payment is to be made to a person other than the registered holder of the shares of Eagle common stock, the certificate surrendered must be properly endorsed or in proper form for transfer and any transfer or similar taxes must be paid by the person requesting the transfer or that person must establish to Eagle's or SunTrust Bank's satisfaction that such tax has been paid or is not applicable.



     If your Eagle stock certificates have been lost, stolen or destroyed, you will have to prove your ownership of those certificates and that they were lost, stolen or destroyed before you receive any consideration for your shares, and, if requested, you must provide a bond or indemnity. SunTrust Bank will send you instructions on how to provide such evidence.



     If you do not return a completed letter of transmittal and your Eagle stock certificates to SunTrust Bank within 180 days after the effective time of the merger, you may be required to look to RBC Centura, as a general creditor, for payment of the cash merger consideration.


REPRESENTATIONS AND WARRANTIES

     The merger agreement contains a number of customary representations and warranties made by Eagle and RBC relating to themselves and their respective subsidiaries. Eagle has made representations and warranties regarding, among other things:

     - its due organization, good standing and qualification;

     - its capital stock;

     - its subsidiaries;

     - its corporate power, authority and action;

     - its regulatory approvals and consents required for merger;

     - its governmental filings, reports, SEC documents and financial statements;

     - the absence of any violations as a result of the merger agreement;

     - the absence of undisclosed liabilities;

     - the absence of certain changes or events;

     - its properties;

     - litigation and regulatory actions;

     - its compliance with laws and registrations with appropriate authorities;

     - its material contracts;

     - its real estate development activities;

     - its books and records and accounting controls;

     - its environmental matters;

     - its use of brokers or finders;

     - its compensation and benefit plans;

     - its labor relations;

     - its insurance;

     - its tax matters;

     - its intellectual property;

     - the absence of any non-competition and non-solicitation contracts;

     - its risk management and allowance for loan losses; and

     - its disclosure in connection with the merger agreement.

RBC has made representations and warranties regarding, among other things:

     - its due organization, good standing and authority;

     - its corporate authority and action;

     - its regulatory filings and consents required for the merger;

     - the absence of any violations as a result of the merger agreement;

     - the availability of funds;

     - the interim operations of Peach Acquisition Sub; and

     - its use of brokers and finders.

CONDUCT OF BUSINESS PENDING THE MERGER

     During the period from the signing of the merger agreement until the merger becomes effective, Eagle has agreed, subject to the exceptions specified in the merger agreement, that Eagle and each of its subsidiaries will not without the consent of RBC or except as previously disclosed to RBC, among other things:

     - carry on its business other than in the ordinary and usual course and, to the extent consistent with that obligation, will use its reasonable best efforts to preserve its business organizations and assets and maintain is rights, franchises and existing relations with clients, customers, suppliers, employees and business associates;

     - engage in any material new activities or lines of business or make any material changes to its existing activities or lines of business;

     - issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of capital stock of Eagle or any of its subsidiaries, nor will it permit any additional shares of its capital stock to become subject to new grants of rights, options or similar stock-based rights, with certain exceptions specified in disclosures to RBC;

     - repurchase, redeem, or otherwise acquire, directly or indirectly, any shares of Eagle capital stock;

     - make, declare, set aside for payment, or pay any dividend or other distribution on the capital stock of Eagle or any of its subsidiaries, other than dividends or distributions from wholly owned subsidiaries of Eagle to Eagle;

     - effect any recapitalization, reclassification, stock split or like change in capitalization;

     - enter into, or take any action to cause any holders of Eagle stock to enter into, any agreement, understanding or commitment relating to the right of holders of Eagle stock to vote any shares of Eagle stock, or cooperate in any formation of any voting trust relating to such shares;

     - issue sell or otherwise permit to become outstanding, transfer, mortgage, encumber or otherwise dispose of or permit the creation of any lien in respect of, or amend or modify the terms of, any equity interests held in any subsidiary;

     - enter into, amend, modify, renew, or terminate any employment, consulting, severance or similar contract except as specified in or in connection with the merger agreement;

     - increase the salary, wages or other benefits of employees except as specified in or in connection with the merger agreement;

     - enter into, establish, adopt, amend, modify or terminate, except as specified in or in connection with the merger agreement, any benefit plan in respect of any current or former director, officer or employee of Eagle or any of its subsidiaries or take any action to accelerate vesting thereunder;

     - sell, transfer, mortgage, lease, encumber or otherwise dispose of, or permit the creation of any lien in respect of, or discontinue any material amount of its assets, businesses or properties, except in the ordinary course of business consistent with past practice;

     - acquire any material amount of assets, properties, or deposits of another person except in the ordinary course of business consistent with past practice;

     - amend the corporate governance documents of Eagle or any of its subsidiaries;

     - implement or adopt any change in accounting principles, practices, or methods except as may be required by GAAP;

     - make any election with respect to taxes;

     - enter into, amend, renew or terminate material contracts, except in the ordinary course of business consistent with past practice;

     - settle any claim, action or proceeding except those involving solely money damages in excess of $50,000 and meeting the other conditions set out in the merger agreement;

     - except as required by applicable law or regulation: (1) implement or adopt any material change in its credit risk and interest rate risk management and hedging policies, procedures or practices; (2) fail to follow its existing policies or practices with respect to managing its exposure to credit and interest rate risk; or (3) fail to use commercially reasonable means to avoid any material increase in its aggregate exposure to interest rate risk;

     - except as required by applicable law, knowingly take any action that is reasonably likely to result in any of Eagle's representations or warranties being untrue;

     - except as required by applicable law, knowingly take any action that is reasonably likely to result in any of the conditions to the merger not being satisfied or result in a material breach of the merger agreement;

     - knowingly engage in a new line of business or acquire assets not currently held by Eagle or its subsidiaries that would not be permissible for a United States bank holding company or that would subject RBC or Eagle or any of their respective subsidiaries to regulation by a government entity that does not presently regulate them or whose regulation is materially different from regulations that are currently applicable to RBC or Eagle;

     - incur debt other than in the ordinary course of business consistent with past practice;

     - make any loan other than in the ordinary course of business consistent with lending policies in effect on March 26, 2002 or make any commercial real estate loan or advance in excess of $2,500,000 or any other loan or advance in excess of $2,000,000;

     - except pursuant to contracts entered into in the ordinary course of business prior to the date of the merger agreement, (1) make any payment of cash or other consideration to of on behalf of, or (2) enter into, amend or grant a consent or waiver under, or fail to enforce, any contract with a related person;

     - make any capital expenditures in excess of amounts provided in the merger agreement;

     - agree, commit to or enter into any agreement to take any of the actions discussed above.

     In addition, during the period from the signing of the merger agreement until the merger becomes effective, RBC has agreed, subject to exceptions specified in the merger agreement and plans disclosed to Eagle in connection with the merger agreement, that it and each of its subsidiaries will not knowingly take any action reasonably likely to result in any of RBC's representations and warranties being untrue, any of the conditions to the merger agreement not being satisfied or a material breach of the merger agreement; except in each case, as may be required by applicable law.

NO SOLICITATION OF ACQUISITION PROPOSALS

     Eagle has agreed that it will not, and it will cause its subsidiaries, and each of their representatives not to, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any person relating to any acquisition proposal other than that contemplated by the merger agreement. However, Eagle has the right to:

     - make any disclosure to Eagle's shareholders if, in the good faith judgment of its board of directors, failure to do so would be inconsistent with its obligations under applicable law;

     - provide information to, or engage in discussions or negotiations with, any person who has made a bona fide written acquisition proposal, which was received after March 26, 2002 and before the special meeting of shareholders but which did not result from a breach of the restrictions relating to acquisition proposals discussed in this section, and recommend an acquisition proposal to its shareholders, and withdraw its favorable recommendation of the merger, if (1) the acquisition proposal is a superior proposal, (2) Eagle's board of directors, after having consulted with and considered the advice of outside counsel, determined in good faith that providing such information or engaging in such negotiations or discussions, or making such recommendation is required under Georgia law, and (3) Eagle has received a confidentiality agreement from the person making the superior proposal.

     A superior proposal is an acquisition proposal by a third party on terms that Eagle's board of directors determines in its good faith judgment, after consultation with its financial advisors, to be more materially favorable from a financial point of view to Eagle's shareholders than the merger and the other transactions contemplated by the merger agreement. In making this determination, the board must consider the likelihood of consummation of the third-party transaction on the terms set forth in the third-party proposal, taking into account all legal, financial, regulatory and other aspects of that proposal and any other relevant factors permitted under applicable law. The Eagle board must also notify RBC that, absent action on the part of RBC, it would consider the third-party acquisition proposal to be a superior proposal and must give RBC at least five business days to respond to the third-party acquisition proposal. The Eagle board must then consider any amendment or modification to the merger agreement proposed by RBC in response to this proposal in determining whether it is a superior proposal.

     Eagle has also agreed to:

     - terminate any activities, discussions or negotiations with any parties regarding acquisition proposals conducted prior to the date the merger agreement was signed; and

     - notify RBC within 24 hours of receipt of any acquisition proposal and its material terms, including the identity of the person making the acquisition proposal.

STOCK AWARDS

     With respect to each stock option, restricted stock award, phantom stock unit or stock appreciation right, prior to the effective time of the merger, Eagle will take all necessary actions, including obtaining consents from each award holders and passing board resolutions, so that as of the effective time of the merger, each outstanding stock award, whether or not then exercisable, is canceled. The holders of each stock award that is canceled will be entitled to receive an amount in cash equal to the difference between U.S. $26.00 and the exercise price per share, if any, of the Eagle stock award multiplied by the number of Eagle shares previously represented by that Eagle stock award.

     As of the record date, Eagle has no stock awards outstanding other than stock options.

OTHER EMPLOYEE BENEFITS

     Eagle and RBC have agreed that, after completion of the merger:

     - RBC Centura will provide generally to officers and employees of Eagle who continue employment with RBC Centura or its subsidiaries employee retirement, welfare and other benefits, fringe benefits and perquisites that are generally comparable in the aggregate to those provided to similarly situated RBC officers and employees.

     - RBC will cause each employee benefit plan of RBC Centura in which employees of Eagle are eligible to participate to take into account for purposes of eligibility and vesting thereunder, but not for purposes of benefit accrual, the prior service of such employees with Eagle as if such service were with RBC Centura, to the same extent that such service was credited under a comparable plan of Eagle.

     - Employees of Eagle will not be subject to any waiting periods or pre-existing condition limitations under the medical, dental and health plans of RBC Centura in which they are eligible to participate.

     - Employees of Eagle will retain credit for vacation pay that has been accrued as of the effective time of the merger, and for purposes of determining the entitlement of such employees to vacation pay following the merger, the service of such employees with Eagle will be treated as if such service was with RBC Centura.

INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE

     After the merger, RBC will, or will cause, the surviving entity to, indemnify, defend and hold harmless the present and former directors and officers of Eagle and its subsidiaries against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, with respect to which a notice of claim is provided to RBC within six (6) years of the effective date of the merger, arising out of actions or omissions occurring at or prior to the effective time of the merger (including the transactions contemplated by the merger agreement), whether asserted or claimed prior to, at or after the effective time. RBC has agreed to provide the foregoing indemnification to the fullest extent that Eagle is permitted to indemnify its directors and officers under applicable law and Eagle's articles of incorporation and bylaws as in effect on March 26, 2002. RBC has also agreed to, or cause the surviving entity to, advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

     Additionally, for a period of four years after the merger, RBC will use its reasonable best efforts to provide, or cause the surviving entity to provide, that portion of director's and officer's liability insurance that serves to reimburse the present and former officers and directors of Eagle or any of its subsidiaries (determined as of the effective time of the merger) with respect to claims against such directors and officers arising from facts or events which occurred before the effective time of the merger. The insurance must contain at least the same coverage and amounts, and contain terms and conditions no less advantageous, as the coverage currently provided by the Eagle. In no event, however, is RBC required to expend more than twice the current amount spent by Eagle to maintain or procure such directors' and officers' insurance coverage. If RBC is unable to maintain or obtain the insurance called for under the merger agreement, RBC will use its reasonable best efforts to obtain as much comparable insurance as is available at a cost of no more than twice the current amount spent by Eagle.

ADDITIONAL COVENANTS

     The merger agreement contains additional covenants regarding the conduct of the parties prior to the merger, some of which are described below.

     REASONABLE BEST EFFORTS. Subject to the terms of the merger agreement, Eagle and RBC will use their reasonable best efforts in good faith to take, or cause to take, all actions, and to do, or cause others to do, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the merger as promptly as practicable. Each party will cooperate fully with the other to that end.

     SHAREHOLDER MEETINGS. Eagle and RBC will cooperate to file with the Securities and Exchange Commission any documents necessary to complete the merger. Eagle will take all action necessary to convene a special meeting of its shareholders as promptly as practicable after March 26, 2002, at which time the holders of Eagle's common stock will consider the adoption of the merger agreement, even if the board makes no recommendation with respect to this proposal or recommends that the shareholders reject this proposal unless the merger agreement is terminated before the date of the special meeting.

     The board of directors of Eagle will recommend to its shareholders the approval of the merger agreement and will use its best reasonable efforts, subject to the terms of the merger agreement and applicable law, to solicit that approval, subject to the right of the board to withdraw its recommendation under certain circumstances.

     REGULATORY APPLICATIONS; CONSENTS. Eagle, RBC and their respective subsidiaries will cooperate and use their respective reasonable best efforts to prepare all documentation, to effect all filings and obtain all permits, consents, approvals and authorizations of all third parties and governmental authorities necessary to consummate the transactions contemplated by the merger agreement as promptly as reasonably practicable.

CONDITIONS TO CONSUMMATION OF THE MERGER

     The obligations of the parties to the merger agreement are subject to the fulfillment or waiver of various conditions as described in this section.

     CONDITIONS TO RBC'S AND EAGLE'S OBLIGATIONS. RBC and Eagle are obligated to complete the merger only if each of the following conditions is satisfied or waived:

     - The merger agreement must be approved by the holders of a majority of the outstanding shares of Eagle common stock.

     - All approvals, consents and authorizations of, filings and registrations with, and applications and notifications to all governmental authorities and other third parties required for the consummation of the merger must have been obtained or made and must be in full force and effect and all waiting periods required by law must have expired other than those, with respect to third parties that are not governmental authorities, that, if they were not obtained or made or if they had not expired, would not reasonably be likely to have, individually or in the aggregate, a material adverse effect on the surviving corporation in the merger or RBC. No governmental or regulatory consent will be deemed obtained or made if it is subject to any condition or restriction, the effect of which, together with any other such conditions or restrictions, would be reasonably likely to have a material adverse effect on the surviving corporation in the merger or RBC after the merger.

     - No governmental authority may have enacted or issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order, which is in effect, that restrains or prohibits the consummation of the merger and the related transactions.

     CONDITIONS TO THE OBLIGATIONS OF EAGLE. Eagle will be obligated to complete the merger only if each of the following conditions is satisfied or waived:

     - The representations and warranties of RBC must be true and correct as of the date of the merger agreement and as of the date of closing, or, in the case of representations and warranties that by their terms speak as of the date of the merger agreement or some other date, must be true and correct only as of that date, except where the failure to be true and correct would not have a material adverse effect on RBC, and Eagle must have received a certificate to that effect, dated the closing date, signed by a senior officer on behalf of RBC.

     - RBC must have performed all obligations required by the merger agreement at or prior to the closing date, and Eagle must have received a certificate to that effect, dated the closing date, signed by a senior officer on behalf of RBC.

     CONDITIONS TO THE OBLIGATIONS OF RBC, RBC CENTURA, AND PEACH ACQUISITION SUB. RBC, RBC Centura, and Peach Acquisition Sub will be obligated to complete the merger only if each of the following conditions is satisfied or waived:

     - The representations and warranties of Eagle must be true and correct as of the date of the merger agreement and as of the date of closing, or, in the case of representations and warranties that by their terms speak as of the date of the merger agreement or some other date, must be true and correct only as of that date, except where the failure to be true and correct would not have a material adverse effect on Eagle, and RBC must have received a certificate to that effect, dated the closing date, signed by Eagle's Chief Executive Officer and Chief Financial Officer on behalf of Eagle.

     - Eagle must have performed in all material respects all obligations required by the merger agreement at or prior to the closing date, and RBC must have received a certificate to that effect, dated the closing date, signed by Eagle's Chief Executive Officer and Chief Financial Officer on behalf of Eagle.

     - Eagle must have caused "Phase I" environmental site assessment reports to have been prepared, at RBC's cost and direction, for each of its real properties. Those reports must not reveal any condition reasonably likely to have a material adverse effect on Eagle.

     - Eagle must have obtained consents from all stock award holders and Eagle's board of directors must adopt any necessary resolutions to permit the treatment of outstanding options as provided under the merger agreement.

TERMINATION AND THE EFFECTS OF TERMINATION

     The merger agreement may be terminated under the circumstances described in this section. In some cases this may require Eagle to pay a termination fee which is described in the next section.

     TERMINATION BY RBC OR EAGLE. The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger by:

     - the mutual consent of RBC and Eagle;

     - RBC or Eagle, in the event of:

      - a breach by the other party of any representation, warranty, covenant or agreement contained in the merger agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of the breach; and

      - which breach, individually or in the aggregate with other breaches, would cause a condition of the merger agreement not to be satisfied or is reasonably likely to prevent, materially delay or materially impair the ability of the parties to consummate the merger;

     - RBC or Eagle if the merger is not completed on or before October 31, 2002;

     - RBC or Eagle, if the approval of any governmental authority required for consummation of the merger has been denied by final non-appealable action of the governmental authority, as further discussed in the merger agreement;

     - RBC, if at any time prior to the special meeting, Eagle's board of directors fails to recommend shareholder approval of the merger agreement, withdraws its recommendation to approve the merger agreement, or modifies or changes its recommendation in a manner adverse to the interests of RBC; or

     - RBC, if Eagle or its board of directors recommends that Eagle's shareholders approve any acquisition proposal other than the merger.

FEE IF THE MERGER AGREEMENT IS TERMINATED

     Eagle must pay to RBC a cash termination fee of U.S. $8.5 million if RBC terminates the merger agreement for any of the following reasons, provided that RBC is not in material breach of any of its covenants or agreements such that Eagle would be entitled to terminate the merger agreement:

     - at any time prior to the receipt of approval of the merger agreement by Eagle's shareholders Eagle's board of directors fails to recommend shareholder approval of the merger agreement;

     - at any time prior to the special meeting because Eagle has provided information to, or engaged in discussions or negotiations with, any person other than RBC with respect to a bona fide written acquisition proposal received after March 26, 2002;

     - because Eagle or its board of directors recommends that Eagle's shareholders approve any acquisition proposal other than the merger;

     - because Eagle willfully breaches a covenant or obligation in the merger agreement at a time when a "tolling event," which is described below, has occurred; or

     - because Eagle has breached any of its covenants with respect to (1) the solicitation of acquisition proposals, (2) using its reasonable best efforts to cause the consummation of the merger to occur as promptly as practicable, (3) convening a special meeting of shareholders to vote on approval of the merger agreement as promptly as practicable, or (4) soliciting shareholder approval of the merger agreement.

     Eagle must also pay RBC a cash termination fee of US $8.5 million, provided Eagle has not previously paid a termination fee to RBC, if any of the following events occur prior to a "fee termination event" described below:

     - Any person other than RBC acquires beneficial ownership of 25% or more of Eagle's then outstanding common stock; or

     - Eagle agrees, without the consent of RBC, to enter into an acquisition transaction with a person other than RBC. An acquisition transaction, for purposes of determining if a termination fee is due under this provision, includes a merger, sale of substantially all of Eagle's assets or any similar transaction, or a purchase of 25% or more of Eagle's voting power.

     A "fee termination event" is any of the following events:

     - the effective time of the merger;

     - the termination of the agreement in accordance with its terms prior to the occurrence of any "tolling events" listed below, except if the merger agreement is terminated by RBC due to a willful breach by Eagle of any of its representations, warranties, covenants or agreements contained in the merger agreement; or

     - upon the lapse of 18 months after the occurrence of a "tolling event" or the termination of the agreement by RBC due to a willful breach by Eagle of any of its representations, warranties, covenants or agreements contained in the merger agreement.

     A "tolling event" occurs when:

     - Eagle agrees, without the consent of RBC, to enter into an acquisition transaction with a person other than RBC;

     - Eagle or its board of directors recommends that it enter into an "acquisition transaction" with a third party, without RBC's prior written consent;

     - a person other than RBC acquires or obtains the right to acquire 15% or more of Eagle's outstanding shares of common stock;

     - Eagle's shareholders have not approved the merger or a proposal to engage in an "acquisition transaction" with a third party is publicly announced before the shareholders' special meeting;

     - Eagle's board of directors withdraws, modifies, or qualifies its recommendation with respect to the merger or Eagle proposes, authorizes or recommends an agreement to engage in an "acquisition transaction";


     - any person other than RBC or one of its subsidiaries, files with the SEC a registration statement or tender offer materials with respect to a potential exchange or tender offer that would result in an acquisition transaction with Eagle, or if any person files a preliminary proxy statement with the SEC with respect to a potential vote by its shareholders to approve the issuance of shares to be offered in such an exchange offer;


     - Eagle willfully breaches a covenant or obligation of the merger agreement in anticipation of an "acquisition transaction" and the breach entitles RBC to terminate the merger agreement; or

     - any person other than RBC files an application or notice with any regulators or antitrust authority regarding an "acquisition transaction."

     An "acquisition transaction," for purposes of a "tolling event," is a merger, sale of substantially all of Eagle's assets or any similar transaction, or a purchase of securities representing 15% or more of Eagle's voting power.

     The payment of this fee is in addition to any other rights that RBC has under the merger agreement or otherwise.

EXPENSES

     Each party will bear all expenses incurred by it in connection with the merger agreement, except that the printing and postage expenses and any other fees and expenses related to the proxy statement will be shared equally between RBC and Eagle.

AMENDMENT AND WAIVER

     Before the merger, any provision of the merger agreement may be waived by the party benefited by the provision in a written document signed by that party, or amended or modified at any time by an agreement in writing executed in the same manner as the merger agreement. However, after the shareholders of Eagle approve the merger agreement, no amendment may be made which under applicable law would require further approval of the shareholders without obtaining the required further approval.

                          VOTING AND SUPPORT AGREEMENT

     This section describes the material terms of the voting and support agreement between RBC, on the one hand, and each of the directors of Eagle, on the other hand. The following description is not complete and you should read the voting and support agreement, and the other information that is incorporated by reference in this proxy statement, carefully and in its entirety for a more complete understanding of the voting and support agreement. The complete text of the voting and support agreement is attached to this proxy statement as Appendix B and is incorporated by reference into this proxy statement.

     Pursuant to the voting and support agreement, each of the Eagle directors has agreed, from and after March 26, 2001 and until the date on which the merger agreement is terminated that he will:

     - appear at each meeting of the shareholders of Eagle (including any adjournments or postponements of thereof) or otherwise cause their shares of Eagle common stock owned beneficially and of record by and subject to the voting and support agreement to be counted as present at each shareholder meeting (including any adjournments or postponements thereof) for purposes of calculating a quorum;

     - vote (or cause to be voted) at each shareholder meeting, in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all of the shares of Eagle common stock and any other voting securities of Eagle that are owned beneficially and of record by each director or as to which each director has, directly or indirectly, the right to vote or direct the voting, (1) in favor of adoption of the merger agreement and any other action requested by RBC in furtherance of the merger agreement; (2) against any action or agreement submitted for approval of the shareholders that would result in a breach of any covenant, representation, warranty or any other obligation or agreement of Eagle in the merger agreement or of the director in the voting and support agreement; and (3) against any competing acquisition proposal or any other action, agreement or transaction submitted for approval of the shareholders that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, or delay, postpone, discourage or materially and adversely affect the merger or the voting and support agreement;

     - not enter into any voting agreement or voting trust with respect to shares owned beneficially and of record by such director, and has not and will not grant a proxy, consent or power of attorney with respect to those shares;

     - grant RBC a proxy to vote the shares of Eagle common stock that are owned beneficially and of record by each director if the director fails for any reason to vote his or her shares as described above, which proxy would be irrevocable for so long as the voting and support agreement were in effect; and

     - not sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of, or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Eagle or any other person, or enter into any contract, option or other arrangement or understanding with respect to any of the foregoing, any shares of Eagle common stock owned beneficially and of record by each director or any securities exercisable or exchangeable for or convertible into shares of Eagle common stock, any other capital stock of Eagle or any interest in any of the foregoing with any person.

     The voting and support agreement will terminate on the earlier of (1) the date on which the merger agreement is terminated in accordance with its terms or
(2) the effective time of the merger. As of the record date, an aggregate of 497,770 shares, representing approximately 8.70% of the outstanding shares of Eagle common stock, are subject to the voting and support agreement.


                       MARKET PRICE OF EAGLE COMMON STOCK

     Eagle common stock is listed on the Nasdaq National Market under the symbol "EBSI." The following table sets forth, for the periods indicated, the high and low sales prices per share for the Eagle common stock as reported on the Nasdaq National Market.


FISCAL YEARS ENDED                                        HIGH           LOW       DIVIDENDS
MARCH 31                                               SALES PRICE   SALES PRICE     PAID
------------------                                     -----------   -----------   ---------
                                                                     (IN U.S. $)
2000
First Quarter........................................    22.000        17.375        0.16
Second Quarter.......................................    20.625        17.688        0.16
Third Quarter........................................    18.250        14.000        0.16
Fourth Quarter.......................................    17.000        13.188        0.16
2001
First Quarter........................................    16.625        11.063        0.16
Second Quarter.......................................    14.125        10.500        0.16
Third Quarter........................................    11.813         9.250        0.16
Fourth Quarter.......................................    14.875        10.000        0.16
2002
First Quarter........................................    16.01         12.38         0.00
Second Quarter.......................................    15.00         12.55         0.00
Third Quarter........................................    15.00         12.42         0.00
Fourth Quarter.......................................    25.74         14.44         0.00
2003
First Quarter
(through May 13, 2002)...............................    25.94         25.50         0.00



     The closing market price per share of Eagle common stock on March 26, 2002, which was the last full trading day immediately preceding the public announcement of the proposed merger, was U.S. $17.938. On May 13, 2002, which is the latest practicable date prior to the printing of this proxy statement, the closing price for Eagle common stock was U.S. $25.79.



     As of May 10, 2002, there were 5,719,468 shares of Eagle common stock outstanding held by approximately 3,800 shareholders.

                        SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS


     The following table sets forth information concerning the beneficial ownership of Eagle's common stock by directors and executive officers (designated under rules of the Securities and Exchange Commission), all directors and executive officers as a group (12 persons), and all persons known to Eagle to be the beneficial owners of more than 5% of Eagle's common stock. The stock ownership information shown below has been furnished to Eagle by the named persons or obtained from information filed with the Commission. Beneficial ownership as reported in this table has been determined in accordance with regulations of the Commission and includes shares of common stock which may be acquired within 60 days. Unless indicated otherwise, the information below is current as of May 10, 2002, and each named beneficial owner possesses sole voting and investment power with respect to all shares. On May 10, 2002, Eagle had 5,719,468 shares of common stock outstanding.


                                                             SHARES BENEFICIALLY   PERCENT OF
BENEFICIAL OWNER                                                    OWNED            CLASS
----------------                                             -------------------   ----------
DIRECTORS:
  Walter C. Alford(1)......................................         31,286               *
  Richard J. Burrell(2)....................................         51,123               *
  Richard B. Inman, Jr.(3).................................         89,171            1.16%
  Weldon A. Nash, Jr.(4)...................................         26,652               *
  C. Jere Sechler, Jr.(5)..................................        284,072            4.97%
  George G. Thompson, IV(6)................................          8,691               *
  William F. Waldrop, Jr.(7)...............................         37,275               *
EXECUTIVE OFFICERS:
  Charles M. Buckner(8)....................................         52,959               *
  Betty Petrides(9)........................................        123,253            2.16%
  Sheila E. Ray(10)........................................         29,013               *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP(10
  PERSONS).................................................        733,495(8)        12.83%
BENEFICIAL OWNERS OF 5% OF EAGLE'S
COMMON STOCK:
  Dimensional Fund Advisors, Inc.(12)......................        355,750            6.22%
  Eagle Bancshares, Inc. 401(k) Savings and Employee Stock
     Ownership Plan(13)....................................        282,698            4.94%
  Financial Institution Partners, L.P.; Financial
     Institution Partners II, L.P.; Financial Institution
     Partners III, L.P.; Hovde Capital, Ltd.; Hovde Capital
     L.L.C.; Hovde Capital, Inc.; Eric D. Hovde and Steven
     D. Hovde(14)..........................................        501,000            8.76%

---------------

   * Less than one percent.


 (1) With regard to Mr. Alford, the shares shown include (i) 1,704 shares held of record by his spouse in her IRA and as to which he disclaims beneficial ownership and (ii) 5,000 shares which may be acquired by Mr. Alford upon the exercise of stock options granted pursuant to the 1994 Eagle Bancshares Directors Stock Option Incentive Plan (the "DSOP"). Mr. Alford received legal fees from Tucker Federal in the amount of $73,732 during the fiscal year ended March 31, 2001. The legal fees were paid for services rendered by Mr. Alford's law firm on behalf of Tucker Federal for matters involving litigation, title examinations, foreclosure proceedings and the closing of loan transactions, including mortgage title insurance premiums paid to the title insurance company. The fees paid were comparable to fees that could have been obtained in arms-length negotiated transactions with unaffiliated third parties. In addition, in May 1994, Mr. Alford was appointed General Counsel to Tucker Federal.

 (2) With regard to Mr. Burrell, the shares shown include (i) 1,000 shares that may be acquired by Mr. Burrell upon the exercise of stock options granted pursuant to the DSOP and (ii) 123 shares he holds as custodian for his grandchildren.


 (3) With regard to Mr. Inman, the shares shown include (i) 6,500 shares which may be acquired by Mr. Inman upon the exercise of stock options granted pursuant to the DSOP; (ii) 2,000 held by the spouse of Mr. Inman and to which he disclaims beneficial ownership and (iii) a total of 9,221 shares held for the account of Mr. Inman as a participant in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan.

 (4) With regard to Mr. Nash, the shares shown include (i) 6,500 shares, which may be acquired by Mr. Nash upon the exercise of stock options granted pursuant to the DSOP.

 (5) With regard to Mr. Sechler, the shares shown include (i) 5,000 shares which may be acquired by Mr. Sechler upon exercise of stock options granted pursuant to the DSOP; (ii) 20,718 shares held for the account of Mr. Sechler as a participant in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan and (iii) 113,000 shares owned by unaffiliated companies in which Mr. Sechler has controlling interests.

 (6) With regard to Mr. Thompson, the shares shown include 4,500 shares that may be acquired by Mr. Thompson upon the exercise of stock options granted pursuant to the DSOP.

 (7) With regard to Mr. Waldrop, the shares shown include (i) 4,500 shares which may be acquired by Mr. Waldrop upon the exercise of stock options granted pursuant to the DSOP; (ii) 714 shares held in the IRA of Mr. Waldrop's spouse, over which he has shared voting and investment power and (iii) 4,026 held jointly with Mr. Waldrop's mother, over which he has shared voting and investment power.

 (8) With regard to Mr. Buckner, the shares shown include (i) 13,130 shares which may be acquired by Mr. Buckner upon the exercise of stock options granted pursuant to the Eagle Bancshares, Inc. 1995 Employee Stock Incentive Plan (the "ESIP") and the DSOP; (ii) 402 shares held in the IRA of Mr. Buckner's spouse over which he disclaims beneficial ownership and
     (iii) 511 shares held for the account of Mr. Buckner as a participant in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan.

 (9) With regard to Ms. Petrides, the shares shown include (i) 43,200 shares which may be acquired by Ms. Petrides upon the exercise of stock options granted pursuant to the ESIP and the DSOP and (ii) 11,753 shares held for the account of Ms. Petrides as a participant in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan.

(10) With regard to Ms. Ray, the shares shown include (i) 26,007 shares which may be acquired by Ms. Ray upon the exercise of stock options granted pursuant to the ESIP and (ii) 356 shares held for the account of Ms. Ray as a participant in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan.

(11) Includes 42,558 shares of common stock held by the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan and allocated to the accounts of the executive officers of Eagle and 4,106 shares held of record by certain family members of the above-referenced group as to which the respective members of the group disclaim beneficial ownership.

(12) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Advisors Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over 354,650 shares of common stock. All securities are owned by the Funds. Dimensional disclaims beneficial ownership of all such shares. Located at 1299 Ocean

     Avenue, 11th Floor, Santa Monica, CA 90401. The share ownership shown is as of January 30, 2002.

(13) The Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan is a tax-qualified employee benefit plan covering eligible employees of Eagle and its subsidiaries, including Tucker Federal Bank ("Tucker Federal"), Eagle Service Corporation and Prime Eagle Mortgage Corporation. PW Trust Company serves as the Trustee of the Plan. The Trustee may vote unallocated shares and allocated shares with respect to which the Trustee does not receive timely voting instructions from participants or their beneficiaries in accordance with directions of the Investment Manager, Reliance Trust Company. Eagle has employed the Reliance Trust Company as the Investment Manager to perform these functions for the Trustee. As of March 31, 2001, 221,375 shares were allocated to Plan participants' accounts and 61,323 shares were unallocated. The Trustee and the Investment Manager disclaim beneficial ownership of shares held by the Plan that are voted by participants. Located at 2355 Main Street, Tucker, GA 30084.

(14) Financial Institution Partners III, L.P., and Financial Institution Partners II, L.P. are Delaware limited partnerships formed for the purpose of investing in, among other things, the equity securities of various financial institutions and financial services companies. Hovde Capital Ltd., a Nevada limited liability company is the general partner of Financial Institution Partners III, L.P., Hovde Capital, L.L.C., a Nevada limited liability company is the general partner of Financial Institution Partners II, L.P. By virtue of their control over the Limited partnerships, the general partners share voting and investment power with respect to the shares of Common Stock. Eric D. Hovde and Steven D. Hovde each hold beneficial interests in the shares of common stock through ownership interest in and positions as members and officers of the general partners. Neither the general partners, nor their executive officers or controlling persons beneficially owns any shares of common stock personally or otherwise. Located at 1824 Jefferson Place N.W., Washington, D.C. 20036.

                               DISSENTERS' RIGHTS

     Pursuant to the provisions of the Georgia Business Corporation Code, Eagle's shareholders have the right to dissent from the merger and to receive the fair value of their shares in cash. Holders of Eagle common stock who fulfill the requirements described below will be entitled to assert dissenters' rights. (For this purpose, the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan is treated as the holder of the stock in such Plan.)

     Pursuant to the provisions of Article 13 of the Georgia Business Corporation Code, if the merger is consummated, to assert dissenters' rights you must:

     - give to Eagle, prior to the vote at the special meeting with respect to the approval of the merger, written notice of your intent to demand payment for your shares of Eagle common stock (hereinafter referred to as "shares");

     - not vote in favor of the merger; and

     - comply with the statutory requirements summarized below. If you perfect your dissenters' rights, you will receive the fair value of your shares as of the effective date of the merger.

     You may assert dissenters' rights as to fewer than all of the shares registered in your name only if you dissent with respect to all shares beneficially owned by any one beneficial shareholder and you notify Eagle in writing of the name and address of each person on whose behalf you are asserting dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which that holder dissents and that holder's other shares were registered in the names of different shareholders.

     Voting against the merger will not satisfy the written demand requirement. In addition to not voting in favor of the merger, if you wish to preserve the right to dissent and seek appraisal, you must give a separate written notice of your intent to demand payment for your shares if the merger is effected. Any shareholder (other than the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan) who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the merger and will not be entitled to assert dissenters' rights.

     Any written objection to the merger satisfying the requirements discussed above should be addressed to Eagle Bancshares, Inc., 4419 Cowan Road, Tucker, Georgia 30084, Attention: Betty Petrides.

     If the shareholders of Eagle approve the merger at the special meeting, Eagle must deliver a written dissenters' notice (the "Dissenters' Notice") to all of its shareholders who satisfied the foregoing requirements. The Dissenters' Notice must be sent within 10 days after the effective date of the merger and must:

     - state where dissenting shareholders should send the demand for payment and where and when dissenting shareholders should deposit certificates for the shares;

     - inform holders of uncertificated shares to what extent transfer of these shares will be restricted after the demand for payment is received;

     - set a date by which Eagle must receive the demand for payment (which date may not be fewer than 30 nor more than 60 days after the Dissenters' Notice is delivered); and

     - be accompanied by a copy of Article 13 of the Georgia Business Corporation Code.

     A record shareholder who receives the Dissenters' Notice must demand payment and deposit such holder's certificates in accordance with the Dissenters' Notice. Dissenting shareholders will retain all other rights of a shareholder until those rights are canceled or modified by the consummation of the merger. A record shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the Dissenters' Notice, is not entitled to payment for his or her shares under Article 13 of the Georgia Business Corporation Code.

     Except as described below, Eagle must, within 10 days of the later of the effective date of the merger or receipt of a payment demand, offer to pay to each dissenting shareholder who complied with the payment demand and deposit requirements described above the amount Eagle estimates to be the fair value of the shares, plus accrued interest from the effective date of the merger. Eagle's offer of payment must be accompanied by:

     - recent financial statements of Eagle;

     - Eagle's estimate of the fair value of the shares;

     - an explanation of how the interest was calculated;

     - a statement of the dissenter's right to demand payment under Section 14-2-1327 of the Georgia Business Corporation Code; and

     - a copy of Article 13 of the Georgia Business Corporate Code.

     If the dissenting shareholder accepts Eagle's offer by written notice to Eagle within 30 days after Eagle's offer, Eagle must pay for the shares within 60 days after the later of the making of the offer or the effective date of the merger.

     If the merger is not consummated within 60 days after the date set forth demanding payment and depositing share certificates, Eagle must return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. Eagle must send a new Dissenters' Notice if the merger is consummated after the return of certificates and repeat the payment demand procedure described above.

     Section 14-2-1327 of the Georgia Business Corporation Code provides that a dissenting shareholder may notify Eagle in writing of his or her own estimate of the fair value of such holder's shares and the interest due, and may demand payment of such holder's estimate, if:

     - he or she believes that the amount offered by Eagle is less than the fair value of his or her shares or that Eagle has calculated incorrectly the interest due; or

     - Eagle, having failed to consummate the merger, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     A dissenting shareholder waives his or her right to demand payment under
Section 14-2-1327 unless he or she notifies Eagle of his or her demand in writing within 30 days after Eagle makes or offers payment for his or her shares. If Eagle does not offer payment within 10 days of the later of the merger's effective date or receipt of a payment demand, then the shareholder may demand the financial statements and other information required to accompany Eagle's payment offer, and Eagle must provide such information within 10 days after receipt of the written demand. The shareholder may notify Eagle of his or her own estimate of the fair value of the shares and the amount of interest due, and may demand payment of that estimate.

     If a demand for payment under Section 14-2-1327 remains unsettled, Eagle must commence a nonjury equity valuation proceeding in the Superior Court of DeKalb County, Georgia, within 60 days after receiving the payment demand and must petition the court to determine the fair value of the shares and accrued interest. If Eagle does not commence the proceeding within those 60 days, the Georgia Business Corporation Code requires Eagle to pay each dissenting shareholder whose demand remains unsettled the amount demanded. Eagle is required to make all dissenting shareholders whose demands remain unsettled parties to the proceeding and to serve a copy of the petition upon each of them. The court may appoint appraisers to receive evidence and to recommend a decision on fair value. Each dissenting shareholder made a party to the proceeding is entitled to judgment for the fair value of such holder's shares plus interest to the date of judgment.

     The court in an appraisal proceeding commenced under the foregoing provision must determine the costs of the proceeding, excluding fees and expenses of attorneys and experts for the respective parties, and must assess those costs against Eagle, except that the court may assess the costs against all or some of the dissenting shareholders to the extent the court finds they acted arbitrarily, vexatiously, or not in good faith in demanding payment under
Section 14-2-1327. The court also may assess the fees and expenses of attorneys and experts for the respective parties against Eagle if the court finds Eagle did not substantially comply with the requirements of specified provisions of
Article 13 of the Georgia Business Corporate Code, or against either Eagle or a dissenting shareholder if the court finds that such party acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the Georgia Business Corporate Code.

     If the court finds that the services of attorneys for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated, and that the fees for those services should be not assessed against Eagle, the court may award those attorneys reasonable fees out of the amounts awarded the dissenting shareholders who were benefited. No action by any dissenting shareholder to enforce dissenters' rights may be brought more than three years after the effective date of the merger, regardless of whether notice of the merger and of the right to dissent were given by Eagle in compliance with the Dissenters' Notice and payment offer requirements.

     This is a summary of the material rights of a dissenting shareholder and is qualified in its entirety by reference to Article 13 of the Georgia Business Corporate Code, included as Appendix D to this proxy statement/prospectus. If you intend to dissent from approval of the merger, you should review carefully the text of Appendix D and should also consult with your attorney. We will not give you any further notice of the events giving rise to dissenters' rights or any steps associated with perfecting dissenters' rights, except as indicated above or otherwise required by law.

     We have not made any provision to grant you access to any of the corporate files of Eagle, except as may be required by the Georgia Business Corporation Code, or to obtain counsel or appraisal services at the expense of Eagle.

     Any dissenting shareholder who perfects his or her right to be paid the value of his or her shares will recognize taxable gain or loss upon receipt of cash for such shares for federal income tax purposes. See "Material Federal Income Tax Consequences of The Merger."

                                 OTHER MATTERS

     Management of Eagle knows of no other matters which may be brought before the special shareholders meeting. If any matter other than the proposed merger or related matters should properly come before the special meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.

                      WHERE YOU CAN FIND MORE INFORMATION

     Eagle and RBC file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Eagle or RBC files at the SEC's public reference rooms in Washington, D.C. and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Eagle's and RBC's public filings are also available to the public from document retrieval services and Eagle's public filings are also available to the public at the Internet website maintained by the SEC at http://www.sec.gov.

                          DELIVERY OF PROXY MATERIALS

     To reduce the expenses of delivering duplicate proxy materials to our shareholders, we are taking advantage of SEC rules that permit us to deliver only one proxy statement to multiple shareholders who share an address unless we received contrary instructions from any shareholder at that address. If you share an address with another shareholder and have received only one proxy statement, you may write or call us as specified below to request a separate copy of these materials at no cost to you. For future meetings, you may request separate copies of our proxy statement, or request that we send only one set of these materials to you if you are receiving multiple copies, by contacting us at Eagle Bancshares, Inc., 4419 Cowan Road, Tucker, Georgia, 30084, Attn:
Secretary.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                           dated as of March 26, 2002

                                     among

                            EAGLE BANCSHARES, INC.,

                            RBC CENTURA BANKS, INC.

                                      and

                              ROYAL BANK OF CANADA

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
                                ARTICLE I
                   CERTAIN DEFINITIONS; INTERPRETATION
1.01  Certain Definitions.........................................     1
1.02  Interpretation..............................................     5

                               ARTICLE II
                               THE MERGER
2.01  The Merger..................................................     6
2.02  Effective Time..............................................     6

                               ARTICLE III
                              CONSIDERATION
3.01  Effect on Capital Stock.....................................     6
3.02  Rights as Shareholders; Stock Transfers.....................     6
3.03  Payment for Shares..........................................     7
3.04  Dissenting Stockholders.....................................     7
3.05  Company Stock Awards........................................     7

                               ARTICLE IV
                       ACTIONS PENDING THE MERGER
4.01  Forbearances of the Company.................................     8
4.02  Forbearances of the Acquiror................................    10

                                ARTICLE V
                     REPRESENTATIONS AND WARRANTIES
5.01  Disclosure Schedules........................................    10
5.02  Standard....................................................    11
5.03  Representations and Warranties of the Company...............    11
5.04  Representations and Warranties of the Acquiror..............    20


                               ARTICLE VI
                                COVENANTS
6.01  Reasonable Best Efforts.....................................    21
6.02  Shareholder Approvals.......................................    21
6.03  Proxy Statement.............................................    21
6.04  Press Releases..............................................    22
6.05  Access; Information.........................................    22
6.06  Acquisition Proposals.......................................    23
6.07  Takeover Laws...............................................    23
6.08  No Rights Triggered.........................................    23
6.09  Regulatory Applications.....................................    24
6.10  Indemnification.............................................    24
6.11  Notification of Certain Matters.............................    25
6.12  Employee Benefits...........................................    25
6.13  Certain Adjustments.........................................    26
6.14  Certain Contracts...........................................    26
6.15  Regulatory Compliance.......................................    27
6.16  Formation of Acquiror Sub...................................    27
6.17  Eagle Real Estate Advisors..................................    27


                               ARTICLE VII
                CONDITIONS TO CONSUMMATION OF THE MERGER
7.01  Conditions to Each Party's Obligation to Effect the
      Merger......................................................    27
7.02  Conditions to Obligation of the Company.....................    27
7.03  Conditions to Obligation of the Acquiror....................    28

                              ARTICLE VIII
                               TERMINATION
8.01  Termination.................................................    28
8.02  Effect of Termination and Abandonment.......................    29
8.03  Termination Fee.............................................    29

                               ARTICLE IX
                              MISCELLANEOUS
9.01  Survival....................................................    31
9.02  Waiver; Amendment...........................................    31
9.03  Counterparts................................................    31
9.04  Governing Law...............................................    31
9.05  Expenses....................................................    31
9.06  Notices.....................................................    31
9.07  Entire Understanding; No Third-Party Beneficiaries..........    32
9.08  Assignment..................................................    32

EXHIBIT A Form of Voting Agreement

     AGREEMENT AND PLAN OF MERGER, dated as of March 26, 2002 (this "Agreement"), among Eagle Bancshares, Inc. (the "Company"), RBC Centura Banks, Inc. ("RBC Centura") and Royal Bank of Canada (the "Acquiror").

                                    RECITALS

     A. The Company. The Company is a Georgia corporation, having its principal place of business in Tucker, Georgia.

     B. The Acquiror and RBC Centura. The Acquiror is a Canadian chartered bank, having its principal places of business in Toronto, Ontario and Montreal, Quebec, Canada. RBC Centura is a North Carolina corporation, having its principal place of business in Rocky Mount, North Carolina, and is a wholly owned subsidiary of the Acquiror.

     C. Acquiror Sub. Acquiror Sub ("Acquiror Sub") will be a Georgia corporation and a direct or indirect wholly owned subsidiary of Acquiror that will have been organized as of the Closing Date for the purpose of effecting the Merger in accordance with this Agreement.

     D. The Merger. On the terms and subject to the conditions contained in this Agreement, the parties to this Agreement intend to effect the merger of Acquiror Sub with and into the Company, with the Company as the surviving corporation.

     E. Voting Agreements. Concurrently with the execution of this Agreement, each director of the Company has executed a Voting Agreement (collectively, the "Voting Agreement") in substantially the form of Exhibit A.

     F. Board Action. The respective Boards of Directors of each of the Company, RBC Centura and the Acquiror have adopted resolutions approving this Agreement and the transactions contemplated by this Agreement and, in the case of the Board of Directors of the Company, declaring the advisability of this Agreement in accordance with the Georgia Business Corporation Code, as amended (the "GBCC").

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

                                   ARTICLE I

                      CERTAIN DEFINITIONS; INTERPRETATION

     1.01 Certain Definitions. The following terms are used in this Agreement with the meanings assigned below:

     "Acquiror" has the meaning assigned in the preamble to this Agreement.

     "Acquiror Sub" has the meaning assigned in Recital C.

     "Acquiror Subsidiary" has the meaning assigned in Section 8.03(c)(i).

     "Acquisition Proposal" has the meaning assigned in Section 6.06.

     "Acquisition Transaction" shall mean (x) a merger or consolidation, or any similar transaction, involving the Company or any of its Significant Subsidiaries, provided, however, that in no event shall any merger, consolidation or similar transaction involving only the Company and one or more of its Significant Subsidiaries or involving only any two or more of such Subsidiaries, if such transaction is not in violation of the terms of this Agreement, be deemed to be an Acquisition Transaction, (y) a purchase, lease or other acquisition of all or any substantial part of the assets or business operations of the Company or any of its Significant Subsidiaries, or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 15% or more of the voting power of the Company or any of its Significant Subsidiaries.

     "Agreement" means this Agreement, as amended or modified from time to time in accordance with Section 9.02.

     "Award Holder" has the meaning assigned in Section 3.05.

     "beneficial ownership" has the meaning assigned in Section 8.03(c)(ii).

     "Closing Date" has the meaning assigned in Section 2.02.

     "Code" means the Internal Revenue Code of 1986.

     "Company" has the meaning assigned in the preamble to this Agreement.

     "Company Articles" means the Articles of Incorporation of the Company.

     "Company Board" means the board of directors of the Company.

     "Company By-Laws" means the by-laws of the Company.

     "Company Common Stock" means the common stock, $1.00 par value, of the Company.

     "Company IP Rights" has the meaning assigned in Section 5.03(x).

     "Company Meeting" has the meaning assigned in Section 6.02.

     "Company Preferred Stock" means the serial preferred stock, $1.00 par value, of the Company.

     "Company Reports" has the meaning assigned in Section 5.03(j).

     "Company's SEC Documents" has the meaning assigned in Section 5.03(g).

     "Company Stock" means, collectively, the Company Common Stock and the Company Preferred Stock.

     "Company Stock Award" has the meaning assigned in Section 3.05.

     "Company Stock Option" means each option to purchase shares of Company Common Stock outstanding under the Company Stock Plans.

     "Company Stock Plans" has the meaning assigned in Section 5.03(b).

     "Company Stock Resolution" has the meaning assigned in Section 3.05.

     "Company Subsidiaries" has the meaning assigned in Section 8.03(c)(i).

     "Confidentiality Agreement" means the Mutual Confidentiality Agreement between the Company and RBC Centura, dated September 27, 2001, as amended pursuant to the Assignment and Amending Agreement, among the Company, the Acquiror and RBC Centura, dated February 25, 2002.

     "Compensation Plans" has, with respect to any person, the meaning assigned in Section 5.03(o).

     "Consideration" has the meaning assigned in Section 3.01(a).

     "Consideration Per Share" has the meaning assigned in Section 3.05.

     "Contract" means, with respect to any person, any agreement, indenture, undertaking, debt instrument, contract, lease or other commitment, whether oral or in writing, to which such person or any of its Subsidiaries is a party or by which any of them is bound or to which any of their properties is subject.

     "Costs" has the meaning assigned in Section 6.10(a).

     "CRA" means the Community Reinvestment Act of 1977, as amended.

     "Disclosure Schedule" has the meaning assigned in Section 5.01.

     "Dissenters' Shares" means shares of Company Common Stock the holders of which shall have perfected their dissenters' rights to payment in accordance with Sections 14-2-1301 to 1332 of the GBCC as of the moment immediately prior to the Effective Time.

     "Eagle Retirement Plan" has the meaning assigned in Section 6.12(b).

     "Eagle Retirement Plan Trust" has the meaning assigned in Section 6.12(b).

     "Effective Time" means the date and time at which the Merger becomes effective.

     "Environmental Laws" means any federal, state or local law, regulation, order, decree, permit, authorization, common law or agency requirement relating to: (1) the protection or restoration of the environment, health or safety (in each case as relating to the environment) or natural resources; or (2) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA Affiliate" has, with respect to any person, the meaning assigned in
Section 5.03(o).

     "ERISA Affiliate Plan" has the meaning assigned in Section 5.03(o).

     "ESOP" has the meaning assigned in Section 6.12(e).

     "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     "Fee Payment Event" has the meaning assigned in Section 8.03(d).

     "Fee Termination Event" has the meaning assigned in Section 8.03(b).

     "GBCC" has the meaning assigned in Recital F.

     "GDBF" means the Georgia Department of Banking and Finance.

     "Governmental Authority" means any court, administrative agency or commission or other federal, state or local governmental authority or instrumentality.

     "Hazardous Substance" means any substance in any concentration that is: (1) listed, classified or regulated pursuant to any Environmental Law; (2) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or
(3) any other substance which is regulated by any Governmental Authority pursuant to any Environmental Law.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     "Indemnified Party" has the meaning assigned in Section 6.10(a).

     "Insurance Amount" has the meaning assigned in Section 6.10(b).

     "Insurance Policies" has the meaning assigned in Section 5.03(v).

     "Intellectual Property Rights" shall mean all worldwide industrial and intellectual property rights, including patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyright, copyright applications, franchises, licenses, inventories, know-how, trade secrets, customer lists, proprietary processes and formulae, all source and object code, algorithms, architecture, structure, display screens, layouts, inventions, development tools, software, databases and all documentation and media constituting, describing or relating to the above, including manuals, memoranda and records.

     "IRS" means the United States Internal Revenue Service.

     "Liens" means any charge, mortgage, pledge, security interest, restriction, claim, lien, or encumbrance.

     "Listed Termination" has the meaning assigned in Section 8.03(b).

     "Loans" means loans, leases, extensions of credit (including guaranties), commitments to extend credit and other assets.

     "Material Adverse Effect" means, with respect to the Acquiror or the Company, any effect that (1) is materially adverse to the financial position, results of operations, shareholder's equity or business of the Acquiror and its Subsidiaries taken as a whole, or the Company and its Subsidiaries taken as a whole, respectively, other than (A) payments of expenses associated with the Merger as contemplated by this Agreement, (B) changes in generally accepted accounting principles applicable to bank holding companies generally in Canada or the United States, respectively, and (C) any changes resulting primarily from changes in banking laws or regulations (or interpretations thereof) of general applicability in Canada or the United States, respectively; or (2) would materially impair the ability of either the Acquiror or the Company to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the Merger and the other transactions contemplated by this Agreement.

     "Merger" has the meaning assigned in Section 2.01(a).

     "Multiemployer Plan" means, with respect to any person, a multiemployer plan within the meaning of Section 3(37) of ERISA.

     "NCCOB" means the North Carolina Commissioner of Banks.

     "OTS" means the Office of Thrift Supervision.

     "Paying Agent" has the meaning assigned in Section 3.03.

     "Performance Stock Plan" means the Eagle Bancshares, Inc. Performance Stock Plan, effective as of April 1, 1999 and as amended in its entirety effective November 6, 2001.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Pension Plan" has, with respect to any person, the meaning assigned in
Section 5.03(o).

     "person" means any individual, bank, savings bank, corporation, partnership, limited liability company, association, joint-stock company, business trust or unincorporated organization.

     "Previously Disclosed" means, with respect to the Company or the Acquiror, information set forth in such party's Disclosure Schedule in a paragraph or section identified as corresponding to the provision of this Agreement in respect of which such information has been so set forth.

     "Proxy Statement" has the meaning assigned in Section 6.03.

     "RBC Centura" has the meaning assigned in the preamble to this Agreement.

     "Related Person" means any person (or family member of such person) (1) that directly or indirectly, controls, or is under common control with, the Company or any of its affiliates, (2) that serves as a director, officer, employee, partner, member, executor, or trustee of the Company or any of its affiliates or Subsidiaries (or in any other similar capacity), (3) that has, or is a member of a group having, direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least 5 percent of the outstanding voting power or equity securities or other equity interests representing at least 5 percent of the outstanding equity interests (a "Material Interest") in the Company or any of its affiliates or (4) in which any person (or family member of such person) that falls under (1), (2) or (3) directly or indirectly above holds a Material Interest or serves as a director, officer, employee, partner, member, executor, or trustee (or in any other similar capacity).

     "representatives" means, with respect to any person, such person's directors, officers, employees, legal or investment or financial advisors or any representatives of such legal or financial advisors.

     "Rights" means, with respect to any person, securities or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, or any options, calls or commitments relating to, or any stock appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock of such person.

     "Risk Management Contract" has the meaning assigned in Section 5.03(s).

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations thereunder.

     "Significant Subsidiary" has the meaning assigned to that term Rule 1-02 of Regulation S-X of the SEC.

     "Subsidiary" includes either a "subsidiary" as defined in Rule 1-02 of Regulation S-X of the SEC or a "subsidiary" as defined in Section 225.2(o) of Title Twelve of the Code of Federal Regulations.

     "Superior Proposal" has the meaning assigned in Section 6.06.

     "Surviving Corporation" has the meaning assigned in Section 2.01(a).

     "Takeover Laws" has the meaning assigned in Section 5.03(d).

     "Taxes" means all taxes, charges, fees, levies or other assessments, however denominated, including all net income, gross income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, custom duties, fees, or charges of any kind whatsoever, together with any interest and any penalties or additions to tax with respect thereto and with respect to any information reporting requirements imposed by the Code or any similar provision of foreign, state or local law and any interest in respect of such additions or penalties imposed by any taxing authority whether arising before, on or after the Closing Date.

     "Tax Returns" means all reports and returns required to be filed on or before the Closing Date with respect to the Taxes of the Company or any of its Subsidiaries including consolidated federal income tax returns and any documentation required to be filed with any taxing authority or to be retained by the Company or any of its Subsidiaries in respect of information reporting requirements imposed by the Code or any similar foreign, state or local law.

     "Tolling Event" has the meaning assigned in Section 8.03(c).

     "Treasury Shares" means shares of Company Common Stock owned, directly or indirectly, by the Company or any of its Subsidiaries.

     "Termination Fee" has the meaning assigned in Section 8.03(a).

     "Voting Agreement" has the meaning assigned in Recital E.

     1.02 Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement. Whenever this Agreement shall require a party to take an action, such requirement shall be deemed to constitute an undertaking by such party to cause its Subsidiaries, and to use its reasonable best efforts to cause its other affiliates, to take appropriate action in connection therewith. References to "knowledge" of a person means knowledge after reasonable diligence in the circumstances. All references to "dollars" or "$" mean the lawful currency of the United States, and all references to "Canadian dollars" or "C$" mean the lawful currency of Canada, unless otherwise indicated.

                                   ARTICLE II

                                   THE MERGER

     2.01 The Merger. At the Effective Time, on the terms and subject to the conditions set forth in this Agreement, the following shall occur:

     (a) Structure and Effects of the Merger. Acquiror Sub shall merge with and into the Company, and the separate corporate existence of Acquiror Sub shall thereupon cease (the "Merger"). The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Georgia, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the GBCC.

     (b) Articles of Incorporation. The articles of incorporation of the Company shall be the articles of incorporation of the Surviving Corporation.

     (c) By-Laws. The by-laws of the Company shall be the by-laws of the Surviving Corporation.

     (d) Directors and Officers. The directors and officers of the Surviving Corporation shall be the directors and officers of Acquiror Sub immediately prior to the Effective Time; and such directors shall hold office until such time as their successors shall be duly elected and qualified.

     2.02 Effective Time. The Merger shall become effective upon the filing, in the office of the Secretary of State of the State of Georgia, of articles of merger in accordance with Section 14-2-1105 of the GBCC, or at such later date and time as may be set forth in such articles. Subject to the terms of this Agreement, the parties shall cause the Merger to become effective (1) on a day within ten business days after the last of the conditions set forth in Article VII (other than conditions relating solely to the delivery of documents dated the Closing Date) shall have been satisfied or waived in accordance with the terms of this Agreement (or, at the election of the Acquiror, on the last business day of the month in which such day occurs), or (2) on such date as the parties may agree in writing (the "Closing Date").

                                  ARTICLE III

                                 CONSIDERATION

     3.01 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock:

     (a) Conversion of Company Common Stock. Each share of Company Common Stock outstanding immediately prior to the Effective Time (other than Treasury Shares and Dissenters' Shares) shall be converted into the right to receive consideration (the "Consideration") comprising $26.00 in cash. At the Effective Time, the shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and cease to exist, and from and after the Effective Time, certificates representing Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to represent the Consideration pursuant to this Section 3.01(a).

     (b) Acquiror Sub Common Stock. Each share of Acquiror Sub common stock issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock par value $1.00 per share, of the Surviving Corporation.

     (c) Treasury and Dissenters' Shares. Each share of Company Common Stock held as Treasury Shares or Dissenters' Shares immediately prior to the Effective Time shall be canceled and retired at the Effective Time and, except as set forth in Section 3.04 with respect to Dissenters' Shares, no consideration shall be issued in exchange therefor.

     3.02 Rights as Shareholders; Stock Transfers. At the Effective Time, holders of Company Common Stock (other than Dissenters' Shares, if applicable) shall cease to be, and shall have no rights as, shareholders of the Company, other than to receive any dividend or other distribution with respect to such

Company Common Stock with a record date occurring prior to the Effective Time and the right to receive Consideration provided under this Article III. After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock (other than Dissenters' Shares, if applicable).

     3.03 Payment for Shares. RBC Centura shall make available or cause to be made available to such bank as the Acquiror shall appoint (and shall be reasonably acceptable to the Company), as paying agent (the "Paying Agent"), amounts sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments of Consideration to holders of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. Promptly after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each person who was, at the Effective Time, a holder of record of outstanding shares of Company Common Stock a form (mutually agreed to by the Acquiror and the Company) of letter of transmittal and instructions for use in effecting the surrender of the certificates which, immediately prior to the Effective Time, represented any of such shares in exchange for payment therefor. Upon surrender to the Paying Agent of such certificates, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the Surviving Corporation shall promptly cause the Paying Agent to pay to each person entitled thereto a check in the amount of the Consideration to which such person is entitled, after giving effect to any required tax withholdings. No interest will be paid or will accrue on any amount payable upon the surrender of any such certificate. If payment is to be made to a person other than the registered holder of the certificate surrendered, it shall be a condition of such payment that the certificate so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation or the Paying Agent that such tax has been paid or is not applicable. One hundred and eighty days following the Effective Time, the Surviving Corporation shall be entitled to cause the Paying Agent to deliver to it any funds (including any interest or other amounts received with respect thereto) made available to the Paying Agent that have not been disbursed to holders of certificates formerly representing shares of Company Common Stock outstanding on the Effective Time, and thereafter such holders shall be entitled to look to the Surviving Corporation only as general creditors thereof with respect to the cash payable upon due surrender of their certificates. Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to any holder of certificates formerly representing shares of Company Common Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar laws.

     3.04 Dissenting Stockholders. Dissenters' Shares shall be purchased and paid for in accordance with Sections 14-2-1301 to 1332 of the GBCC. The Company shall give Acquiror (a) prompt notice of any written demands for fair value received by the Company, withdrawals of such demands and any other related instruments served pursuant to the GBCC and received by the Company and (b) the opportunity to direct all negotiations and proceedings with respect to demands for fair value under the GBCC. The Company shall not, except with prior written consent of Acquiror, voluntarily make any payment with respect to any demands for fair value for Dissenters' Shares or offer to settle, or settle, any such demands.

     3.05 Company Stock Awards. At the Effective Time, each Company Stock Option, restricted stock award and phantom stock unit or other stock appreciation right ("Company Stock Award") then outstanding, whether vested or unvested, exercisable or unexercisable, without any action on the part of the holder shall be converted into the right to receive payment of an amount in cash equal to the product of (1) the excess of the Consideration Per Share over the exercise price per share, if any, subject to such Company Stock Award and (2) the number of Shares subject to such Company Stock Award immediately prior to the Effective Time; provided that the Company shall be entitled to withhold from such cash payment any amounts required to be withheld by applicable law. Each Company Stock Award to which this paragraph applies will be cancelled and shall cease to exist by virtue of such payment. For the purposes of this Section 3.05, "Consideration Per Share" means $26.00 cash. Prior to the Effective Time the Company shall take all necessary actions, including obtaining (1) consents of each award holder including employees of the Company and of its Subsidiaries and each of the directors on the Company Board and each of the directors on the board of directors of the Company's savings association Subsidiary (each, an "Award Holder"), in each case, in their individual capacities and (2) resolutions of the Company Board, of the board of directors of the Company's savings association Subsidiary or of a committee established under a Company Stock Plan (collectively, the "Company Stock Resolutions"), if applicable, to effect the foregoing.

                                   ARTICLE IV

                           ACTIONS PENDING THE MERGER

     4.01 Forbearances of the Company. Until the Effective Time (or, if earlier, the termination of this Agreement), except as expressly provided in this Agreement, without the prior written consent of the Acquiror, the Company will not, and will cause each of its Subsidiaries not to:

     (a) Ordinary Course. Conduct the business of the Company and its Subsidiaries other than in the ordinary and usual course or, to the extent consistent therewith, fail to use reasonable efforts to preserve intact their business organizations and assets and maintain their rights, franchises and existing relations with customers, suppliers, employees and business associates.

     (b) New Activities. Engage in any material new activities or lines of business or make any material changes to its existing activities or lines of business.

     (c) Capital Stock. Other than pursuant to Rights Previously Disclosed and outstanding on the date hereof, (1) issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of Company Stock or any Rights, (2) permit any additional shares of Company Stock to become subject to new grants of employee or director stock options, or stock-based employee rights or arrangements, (3) repurchase, redeem or otherwise acquire, directly or indirectly, any shares of Company Stock, (4) effect any recapitalization, reclassification, stock split or like change in capitalization, or (5) enter into, or take any action to cause any holders of Company Stock to enter into, any agreement, understanding or commitment relating to the right of holders of Company Stock to vote any shares of Company Stock, or cooperate in any formation of any voting trust relating to such shares.

     (d) Subsidiaries. Issue, sell or otherwise permit to become outstanding, transfer, mortgage, encumber or otherwise dispose of or permit the creation of any Lien in respect of, or amend or modify the terms of, any equity interests held in a Subsidiary of the Company.

     (e) Dividends, Etc. Make, declare, pay or set aside for payment any dividend, other than dividends from wholly owned Subsidiaries to the Company or to another wholly owned Subsidiary of the Company or pursuant to the Amended and Restated Trust Agreement among the Company, SunTrust Bank, Atlanta, Wilmington Trust Company and the Administrative Trustees named therein, dated as of July 2, 1998, as applicable, on or in respect of, or declare or make any distribution on any shares of its capital stock or split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of its capital stock.

     (f) Compensation; Employment Contracts; Etc. Enter into, amend, modify, renew or terminate any employment, consulting, severance or similar Contracts with any directors, officers, employees of, or independent contractors with respect to, the Company or its Subsidiaries, or grant any salary, wage or other increase or increase any employee benefit (including incentive or bonus payments), except (1) for changes that are required by applicable law, (2) to satisfy Previously Disclosed Contracts existing on the date hereof, (3) for merit-based or annual salary increases in the ordinary course of business and in accordance with past practice or (4) for employment arrangements for newly hired non-executive employees in the ordinary and usual course of business consistent with past practice, provided that total annual guaranteed compensation for any such newly hired non-executive employee shall not exceed U.S. $50,000.

     (g) Benefit Plans. Enter into, establish, adopt, amend, modify or terminate any pension, retirement, stock option, stock purchase, savings, profit sharing, employee stock ownership, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare Contract, plan or arrangement, or any trust agreement (or similar arrangement) related thereto, in respect of any current or former directors, officers, employees, former employees of, or independent contractors with respect to, the Company or its Subsidiaries (or any dependent or beneficiary of any of the foregoing persons), including taking any action that accelerates the vesting or exercisability of or the payment or distribution with respect to, stock options, restricted stock or other compensation or benefits payable thereunder, except, in each such case, (1) as may be required by applicable law,
(2) to satisfy Previously Disclosed Contracts existing on the date hereof or (3) as provided herein.

     (h) Dispositions. Except (1) pursuant to Previously Disclosed Contracts existing on the date hereof, or (2) for sales of debt securities or similar investments in the ordinary and usual course of business consistent with past practice, sell, transfer, mortgage, lease, encumber or otherwise dispose of or permit the creation of any Lien (except for a Lien for Taxes not yet due and payable) in respect of, or discontinue any material portion of, its assets, business or properties.

     (i) Acquisitions. Except (1) pursuant to Previously Disclosed Contracts existing on the date hereof, or (2) by way of foreclosures in satisfaction of debts previously contracted in good faith, in each case in the ordinary and usual course of business consistent with past practice, acquire any material amount, taken individually and in the aggregate, of assets, properties or deposits of another person in any one transaction or a series of related transactions.

     (j) Governing Documents. Amend (or suffer to be amended) the Company Articles, the Company By-laws or the articles of incorporation, by-laws, partnership agreements or limited liability company agreements (or other governing documents) of any of the Company's Subsidiaries.

     (k) Accounting Methods. Implement or adopt any change in the accounting principles, practices or methods used by the Company and its Subsidiaries, other than as may be required by generally accepted accounting principles.

     (l) Contracts. Except in the ordinary course of business consistent with past practice or pursuant to Section 6.14, (i) enter into, amend, renew or terminate any material Contract or any agreement that provides for aggregate payments of $50,000 or more or (ii) amend or modify in any material respect any of its existing material Contracts.

     (m) Claims. Settle any claim, action or proceeding, except for any claim, action or proceeding involving solely money damages in an amount, individually and in the aggregate for all such settlements, not more than U.S. $50,000 and which would not reasonably be expected to establish an adverse precedent or reasonable basis for subsequent settlements or require material changes in business practices.

     (n) Risk Management.  Except as required by applicable law or regulation:
(1) implement or adopt any material change in its credit risk and interest rate risk management and hedging policies, procedures or practices; (2) fail to follow its existing policies or practices with respect to managing its exposure to credit and interest rate risk; or (3) fail to use commercially reasonable means to avoid any material increase in its aggregate exposure to interest rate risk.

     (o) Indebtedness. Other than in the ordinary course of business (including by way of creation of deposit liabilities, entry into repurchase agreements, purchases or sales of federal funds, Federal Home Loan Bank advances, and sales of certificates of deposit) consistent with past practice, (1) incur any indebtedness for borrowed money, (2) assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person, or
(3) cancel, release, assign or modify any material amount of indebtedness of any other person.

     (p) Loans. (1) Make any Loan or advance other than in the ordinary course of business consistent with lending policies as in effect on the date hereof;
(2) make any commercial real estate Loan or advance in excess of $2,500,000, or any other Loan or advance in excess of $2,000,000; provided that the Company or any of its Subsidiaries may make any such Loan or advance in the event (A) the Company or any of its Subsidiaries has delivered to the Acquiror or its designated representative a notice of its intention to make such Loan or advance and such additional information as the Acquiror or its designated representative may reasonably require and (B) the Acquiror or its designated representative shall not have reasonably objected to such Loan or advance by giving notice of such objection within five business days following the actual receipt by the Acquiror of the applicable notice of intention; or (3) sell, transfer, mortgage, encumber or otherwise dispose of, or permit the creation of, any Lien in respect of mezzanine loans made by the Company or any Subsidiary of the Company.

     (q) Adverse Actions. (1) Subject to Section 6.06, take any action that is intended or is reasonably likely to result in (A) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time at or prior to the Effective Time, (B) any of the conditions to the Merger set forth in Article VII not being satisfied or (C) a material breach of any provision of this Agreement; except, in each case, as may be required by applicable law, or (2) engage in any new line of business or make any acquisition that would not be permissible for a United States bank holding company (as defined in the Bank Holding Company Act of 1956) or would subject the Acquiror, the Company or any Subsidiary of either to material regulation by a Governmental Authority that does not presently regulate such company or to regulation by a Governmental Authority that is materially different from current regulation.

     (r) Tax Elections.  Make any election with respect to Taxes.

     (s) Related Person Transactions. (1) Except pursuant to Previously Disclosed legally binding Contracts entered into in the ordinary course of business before the date of this Agreement and Previously Disclosed, make any payment of cash or other consideration to, or make any Loan to or on behalf of, or (2) enter into, amend or grant a consent or waiver under, or fail to enforce, any Contract with, any Related Person.

     (t) Capital Expenditures. Make any capital expenditures in excess of $50,000 in any one case or $125,000 in the aggregate or enter into any agreement contemplating capital expenditures in excess of $50,000 for any twelve (12) month period.

     (u) Commitments. Agree or commit to do, or enter into any Contract regarding, anything that would be precluded by clauses (a) through (u) without first obtaining the Acquiror's consent.

     4.02 Forbearances of the Acquiror. From the date hereof until the Effective Time, except as expressly contemplated by this Agreement, without the prior written consent of the Company, the Acquiror will not, and will cause each of its Subsidiaries not to take any action that is intended or is reasonably likely to result in (A) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time at or prior to the Effective Time, (B) any of the conditions to the Merger set forth in Article VII not being satisfied or (C) a material breach of any provision of this Agreement; except, in each case, as may be required by applicable law.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     5.01 Disclosure Schedules. On or prior to the date hereof, the Company has delivered to the Acquiror and the Acquiror has delivered to the Company a schedule (respectively, its "Disclosure Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate either (a) in response to an express disclosure requirement contained in a provision hereof or
(b) as an exception to one or more representations or warranties contained in
Section 5.03 or 5.04, respectively, or to one or more of its covenants contained in Article IV; provided that the inclusion of an item in a Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by the disclosing party that such item (or any undisclosed item or information of comparable or greater significance) represents a material exception or fact, event or circumstance with respect to the Company or the Acquiror, respectively.

     5.02 Standard. No representation or warranty of the Company or the Acquiror contained in Section 5.03 or 5.04 shall be deemed untrue or incorrect, and no party hereto shall be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, event or circumstance, (a) is not Previously Disclosed and (b) individually or taken together with all other facts, events or circumstances that should have been Previously Disclosed with respect to any one or more representations or warranties contained in Section 5.03 (other than Section 5.03(h)) or 5.04, has had or is reasonably likely to have a Material Adverse Effect with respect to the Company or the Acquiror, respectively.

     5.03 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants to the Acquiror, RBC Centura and Acquiror Sub as set forth in its Disclosure Schedules and as follows:

     (a) Organization, Standing and Authority. The Company is duly organized, validly existing and in good standing as a corporation under the laws of Georgia, and is duly qualified to do business and is in good standing in all the jurisdictions where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified.

     (b) Company Stock. As of the date hereof, the authorized capital stock of the Company consists solely of 20,000,000 shares of Company Common Stock, of which not more than 5,712,135 shares are outstanding as of March 25, 2002, and 5,000,000 shares of Company Preferred Stock, no shares of which are outstanding. The outstanding shares of Company Stock have been duly authorized and are validly issued, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except as Previously Disclosed, there are no shares of Company Stock reserved for issuance, the Company does not have any Rights issued or outstanding with respect to Company Stock, and the Company does not have any commitment to authorize, issue or sell any Company Stock or Rights, except pursuant to this Agreement. The Company has Previously Disclosed a list of each Compensation Plan under which any shares of capital stock of the Company or any Rights with respect thereto have been or may be awarded or issued ("Company Stock Plans"). As of March 25, 2002, the Company has outstanding Company Stock Options representing the right to acquire no more than 419,820 shares of Company Common Stock and no phantom stock units or other stock appreciation rights. Except as described in the immediately preceding sentence, the Company has no Company Common Stock authorized for issuance pursuant to any Company Stock Plans. The Company has no shares or units outstanding under the Company's Performance Stock Plan and will not be required to grant any shares or units or make any payments under such plan, either based on performance prior to the date hereof or as a result of the consummation of the transactions contemplated herein. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.

     (c) Subsidiaries. (1)(A) The Company has Previously Disclosed a list of all its Subsidiaries together with the jurisdiction of organization of each such Subsidiary, (B) the Company owns, directly or indirectly, all the outstanding equity securities of each of its Subsidiaries, (C) no equity securities of any of its Subsidiaries are or may become required to be issued (other than to the Company or its Subsidiaries), (D) there are no contracts, commitments, understandings or arrangements by which any of such Subsidiaries is or may be bound to sell or otherwise transfer any equity securities of any such Subsidiaries (other than to the Company or its Subsidiaries), (E) there are no contracts, commitments, understandings, or arrangements relating to its rights to vote or to dispose of such securities (other than to the Company or its Subsidiaries), and (F) all the equity securities of each such Subsidiary held by the Company or its Subsidiaries are fully paid and nonassessable and are owned by the Company or its Subsidiaries free and clear of any Liens.

          (2) The Company has Previously Disclosed, as of the date hereof, a list of all equity securities it or one of its Subsidiaries holds involving, in the aggregate, beneficial ownership or control by the Company or any such Subsidiary of 5% or more of any class of the issuer's voting securities or 25% or more of any class of the issuer's securities, including a description of any such issuer and the percentage of the issuer's voting and/or non-voting securities and, as of the Effective Time, no additional persons would need to be included on such a list. The Company has Previously Disclosed a list, as of the date hereof, of all partnerships, limited liability companies, joint ventures or similar entities, in which it owns or controls an equity, partnership or membership interest, directly or indirectly, and the nature and amount of each such interest, and as of the Effective Time, no additional persons would need to be included on such a list.

          (3) Each of the Company's Subsidiaries has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, and is duly qualified to do business and in good standing in all the jurisdictions where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified.

     (d) Corporate Power. The Company and each of its Subsidiaries has the requisite power and authority to carry on its business as it is now being conducted and to own all its properties and assets; and the Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

     (e) Corporate Authority and Action. (1) The Company has taken all corporate action necessary in order (A) to authorize the execution and delivery of, and performance of its obligations under, this Agreement and (B) subject only to receipt of the approval of the plan of merger contained in this Agreement by the holders of a majority of the outstanding shares of Company Common Stock, to consummate the Merger. This Agreement is a valid and legally binding obligation of the Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          (2) The Company has taken all action required to be taken by it in order to exempt this Agreement, the Voting Agreement and the transactions contemplated hereby from, and this Agreement, the Voting Agreement and the transactions contemplated hereby each is exempt from, the requirements of
     (A) any applicable "moratorium," "control share," "fair price," or other antitakeover laws and regulation of any state (collectively, "Takeover Laws"), including Sections 14-2-1110 to 1113 and Sections 14-2-1131 to 1133 of the GBCC.

          (3) The Company has received the opinion of Trident Securities, a division of McDonald Investments, Inc., dated the date of this Agreement, to the effect that, as of the date of this Agreement, the Consideration to be received in the Merger by the shareholders of the Company is fair to the shareholders of the Company from a financial point of view.

     (f) Regulatory Filings; No Defaults. (1) No consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution, delivery or performance by the Company of this Agreement, or to consummate the Merger or the other transactions contemplated hereby, except for (A) the filing with the SEC of the Proxy Statement in definitive form, (B) the filing of applications and notices, as applicable, with the Federal Reserve System, the OTS, the NCCOB and the GDBF with respect to the Merger, (C) the filing of a notification, if required, and expiration of the related waiting period under the HSR Act, (D) the filing of articles of merger with the Secretary of State of the State of Georgia pursuant to the GBCC, and (E) the filings of applications and notices, as applicable, required to be made pursuant to the Bank Act (Canada). As of the date hereof, the Company is not aware of any reason why the approvals of all Governmental Authorities necessary to permit consummation of the transactions contemplated by this Agreement will not be received without the imposition of a condition or requirement described in Section 7.01(b).

          (2) Subject to receipt of the regulatory approvals, and expiration of the waiting periods, referred to in the preceding paragraph and the making of required filings under federal and state securities laws, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies or any right of termination under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or Contract of the Company or of any of its Subsidiaries or to which the Company or any of its Subsidiaries or properties is subject or bound, (B) constitute a breach or violation of, or a default under, the Company Articles or the Company By-laws, or (C) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license or Contract.

     (g) SEC Documents; Financial Statements. The Company's Annual Reports on Form 10-K for the fiscal years ended March 31, 1999, 2000 and 2001, and all other reports, registration statements, definitive proxy statements or information statements filed or to be filed by the Company or any of its Subsidiaries subsequent to March 31, 2001 under the Securities Act, or under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the form filed or to be filed (collectively, the "Company's SEC Documents") with the SEC, as of the date filed, (A) complied or will comply in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not (or if amended or superseded by a filing prior to the date of this Agreement, then did not as of the date of such filing) and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the balance sheets contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents, or will fairly present, the financial position of the Company and its Subsidiaries as of its date, and each of the statements of income and changes in shareholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the results of operations, changes in shareholders' equity and changes in cash flows, as the case may be, of the Company and its Subsidiaries for the periods to which they relate, in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

     (h) Absence of Undisclosed Liabilities and Changes. (1) Except as disclosed in the Company's SEC Documents filed prior to the date hereof, none of the Company or its Subsidiaries has any obligation or liability (contingent or otherwise), that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect with respect to the Company and, since March 31, 2001, on a consolidated basis the Company and its Subsidiaries have not incurred any liability other than in the ordinary course of business.

          (2) Since March 31, 2001, except for execution of this Agreement and performance of its obligations hereunder, (A) the Company and its Subsidiaries have conducted their respective businesses in the ordinary and usual course consistent with past practice and (B) no event has occurred or circumstance arisen that, individually or taken together with all other facts, events and circumstances (described in any paragraph of Section 5.03 or otherwise), has had or is reasonably likely to have a Material Adverse Effect with respect to the Company.

     (i) Litigation. Except as disclosed in the Company's SEC Documents filed before the date hereof, no litigation, claim or other proceeding before any court, arbitrator or Governmental Authority is pending against the Company or any of its Subsidiaries and, to the Company's knowledge, no such litigation, claim or other proceeding has been threatened.

     (j) Compliance with Laws. (1) The Company and each of its Subsidiaries and, to the knowledge of the Company, their respective officers and employees:

             (A) conducts its business in compliance with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto or to the employees conducting such businesses, including applicable fair lending laws and other laws relating to discriminatory business practices and the USA PATRIOT Act of 2001;

             (B) has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities required in order to permit them to own or lease their properties and to conduct their businesses as presently conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the Company's knowledge, no suspension or cancellation of any of them is threatened;

             (C) has received, since December 31, 1997, no notification or communication from any Governmental Authority (i) asserting that the Company or any of its Subsidiaries is not in compliance with any of the statutes, regulations, or ordinances that such Governmental Authority enforces or (ii) threatening to revoke any license, franchise, permit, or governmental authorization (nor, to the Company's knowledge, do grounds for any of the foregoing exist), or (iii) restricting or disqualifying their activities (except for restrictions generally imposed by rule, regulation or administrative policy on banking organizations generally);

             (D) is not aware of any pending or threatened investigation, review or disciplinary proceedings by any Governmental Authority against the Company, any of its Subsidiaries or any officer, director or employee thereof;

             (E) is not subject to any order or decree issued by, or a party to any agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or subject to any order or directive by, or a recipient of any supervisory letter from, and has not adopted any board resolutions at the request of any Governmental Authority or been advised by any Governmental Authority that it is considering issuing or requesting any such agreement or other action; and

             (F) since December 31, 1997, has timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed under any applicable law, regulation or rule, with any applicable Governmental Authority (collectively, the "Company Reports"). As of their respective dates, the Company Reports complied with the applicable statutes, rules, regulations and orders enforced or promulgated by the regulatory authority with which they were filed.

          (2) None of the Company or its Subsidiaries has engaged in any of the practices listed in Office of the Comptroller of the Currency Advisory Letter AL 2000-7 as "indications that an institution may be engaging in abusive lending practices" or as practices that "may suggest the potential for fair lending violations" or has originated, owned or serviced or currently owns or services any Loan subject to the requirements of Section
     226.32 of title 12 of the Code of Federal Regulations as will be in effect on October 1, 2002.

     (k) Material Contracts; Defaults. The Company has Previously Disclosed a complete and accurate list of all material Contracts (and in the case of material Contracts constituting Loans by the Company or any of its Subsidiaries, the total amounts committed and outstanding under such Loans as of the date hereof) to which the Company or any of its Subsidiaries is a party, including the following:

          (1) any Contract not constituting a Loan that (A) is not terminable at will both without cost or other liability to the Company or any of its Subsidiaries and upon notice of thirty (30) days or less and (B) provides for fees or other payments in excess of $50,000 per annum or in excess of $100,000 for the remaining term of the Contract;

          (2) any Loan by the Company or any of its Subsidiaries involving a Subsidiary of the Company engaged in real estate development;

          (3) to the extent not covered under Clause (2) of this Section 5.03(k), any Loan by the Company or any of its Subsidiaries pursuant to which total amounts committed or outstanding under such Loan exceed $2,000,000;

          (4) any Contract with a term beyond the Effective Time under which the Company or any of its Subsidiaries created, incurred, assumed, or guaranteed (or may create, incur, assume, or guarantee) indebtedness for borrowed money (including capitalized lease obligations);

          (5) any Contract to which the Company or any of its Subsidiaries is a party, on the one hand, and under which any affiliate, officer, director, employee or equity holder or other Related Person of the Company or any of its Subsidiaries, on the other hand, is a party or beneficiary;

          (6) any Contract with respect to the employment of, or payment to, any present or former directors, officers, employees or consultants;

          (7) any Contract involving the purchase or sale of assets with a book value greater than $25,000 entered into since December 31, 1997; and

          (8) any Contract involving a capital expenditure in excess of $50,000 in a twelve (12) month period or $125,000 in the aggregate.

Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party thereto is in default under any such Contract and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default. The Contracts referred to in Section 5.03(k)(3) above are on arm's-length terms or terms more favorable to the Company and its Subsidiaries.

     (l) Activities. Since January 1, 2001, neither the Company nor any of its Subsidiaries has engaged in real estate development activities (other than to complete real estate development projects existing as of such date) or mezzanine lending activities (other than to service mezzanine loans existing as of such date), and since such date, neither the Company nor any of its Subsidiaries has acquired more than 5% of any class of equity securities of any Person engaged in either of such activities.

     (m) Non-Competition/Non-Solicitation. Neither the Company nor any of its Subsidiaries is a party to or bound by any non-competition or non-solicitation agreement or any other agreement or obligation (1) which limits, purports to limit, or would limit in any respect the manner in which, or the localities in which, any business of the Company or its affiliates is or could be conducted or the types of business that the Company or its affiliates conducts or may conduct, (2) which would reasonably be understood to limit or purport to limit in any respect the manner in which, or the localities in which, any business of the Acquiror or its affiliates is or could be conducted or the types of business that the Acquiror or its affiliates conducts or may conduct or (3) which limits, purports to limit or would limit in any way the ability of the Company and its Subsidiaries to solicit prospective employees or would so limit or purport to limit the ability of Acquiror or its affiliates to do so.

     (n) Properties. Except as disclosed in the financial statements filed in its SEC Documents on or before the date hereof, the Company and its Subsidiaries have good and marketable title, free and clear of all Liens (other than Liens for current taxes not yet delinquent, mechanics liens, materialmen liens, or other inchoate liens) to the properties and assets, tangible or intangible, reflected in such financial statements as being owned by the Company and its Subsidiaries as of the dates thereof. All buildings and all fixtures, equipment, and other property and assets which are material to its business and are held under leases or subleases by any of the Company and its Subsidiaries are held under valid leases or subleases enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general equity principles).

     (o) Employee Benefit Plans. (1) The Company has Previously Disclosed a complete list of all bonus, vacation, deferred compensation, commission-based, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, stock appreciation and stock option plans, all employment or severance contracts, all medical, dental, disability, severance, health and life plans, all other employee benefit and fringe benefit plans, contracts or arrangements and any "change of control" or similar provisions in any plan, contract or arrangement maintained or contributed to by the Company or any of its Subsidiaries for the benefit of current or former officers, employees or directors or the beneficiaries or dependents of any of the foregoing (collectively, the "Compensation Plans").

          (2) With respect to each Compensation Plan, if applicable, the Company has provided to the Acquiror, true and complete copies of the existing: (A) Compensation Plan documents and amendments thereto; (B) trust instruments and insurance contracts; and (C) two most recent Forms 5500 filed with the IRS.

          (3) Each of the Compensation Plans has been administered and operated in accordance with the terms thereof and with applicable law, including ERISA, the Code and the Securities Act. Each of the Compensation Plans which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") and which is intended to be qualified under
     Section 401(a) of the Code has received a favorable determination letter from the IRS, and the Company is not aware of any circumstances that would likely result in the revocation or denial of any such favorable determination letter. None of the Company, any of its Subsidiaries or an Indemnified Party has engaged in any transaction with respect to any Compensation Plan that has subjected, or (assuming the taxable period with respect to the transaction expired as of the date hereof) could subject the Company or any of its Subsidiaries to a tax or penalty imposed by either
     Section 4975 of the Code or Section 502 of ERISA in an amount which would be material. There is no pending or, to the Company's knowledge, threatened litigation or governmental audit, examination or investigation relating to the Company's Compensation Plans. There are no outstanding Loans made to the Company's employee stock ownership plan.

          (4) No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any "single-employer plan" (within the meaning of Section 4001(a)(15) of ERISA) or Multiemployer Plan currently or formerly maintained or contributed to by any of them, or the single-employer plan or Multiemployer Plan of any entity (an "ERISA Affiliate") which is considered one employer with the Company under Section 4001(a)(14) of ERISA or Section 414(b) or (c) of the Code (an "ERISA Affiliate Plan"). No notice of a "reportable event," within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived or extended, other than pursuant to PBGC Reg. Section 4043.66, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof. The PBGC has not instituted proceedings to terminate any Pension Plan or ERISA Affiliate Plan and, to the Company's knowledge, no condition exists that presents a material risk that such proceedings will be instituted. The Company and its Subsidiaries have not incurred and do not expect to incur any withdrawal liability with respect to a Multiemployer Plan under Subtitle E of Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate).

          (5) All contributions, premiums and payments required to have been made under the terms of any of the Compensation Plans or applicable law have been timely made or reflected in the Company's SEC Documents. Neither any of the Pension Plans nor ERISA Affiliate Plans has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. None of the Company, any of its Subsidiaries or any ERISA Affiliate has provided, or is required to provide, security to any Pension Plan or any ERISA Affiliate Plan pursuant to Section 401(a)(29) or Section 412(n) of the Code.

          (6) Under each Pension Plan which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities," within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the plan's most recent actuarial valuation), did not exceed the then current value of the assets of such plan. Under each of the Pension Plans, there has been no adverse change in the financial condition of any Pension Plan (with respect to either assets or benefits) since the last day of the most recent plan year.

          (7) There is no material pending or, to the knowledge of the Company threatened, litigation relating to the Compensation Plans. Neither the Company nor any of its Subsidiaries has any obligations for retiree health and life benefits under any Compensation Plan, except as Previously Disclosed. The Company or the Subsidiaries may amend or terminate any such plan providing retiree health and life benefits at any time without incurring any liability thereunder. There has been no communication to employees, former employees or their spouses, beneficiaries or dependents by the Company or any of its Subsidiaries that promised or guaranteed such employees retiree health or life insurance or other retiree death benefits on a permanent basis or promised or guaranteed that any such benefits could not be modified, eliminated or terminated.

          (8) Since March 31, 2001, there has been no amendment to, announcement by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Compensation Plan which would increase the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year (other than as a result of normal increase and decrease in the number and compensation of the plan participants through attrition and hiring in the ordinary course of business of the Company). Neither the execution of this Agreement, shareholder approval of this Agreement nor the consummation of the transactions contemplated hereby will (v) entitle any employees of the Company or any of its Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date hereof, (w) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Compensation Plans, (x) limit or restrict the right of the Company to merge, amend or terminate any of the Compensation Plans (except as provided in Sections 401(k)(10) and 411(d)(6) of the Code and Section 204(g) of ERISA), (y) cause the Company or any of its Subsidiaries to record additional compensation expense on its income statement with respect to any outstanding stock option or other equity-based award or (z) result in payments under any of the Compensation Plans which would not be deductible under Section 162(m) or Section 280G of the Code.

          (9) The Company has furnished the Acquiror a complete list stating the current base salary, 2001 earned incentive compensation and 2002 target incentive compensation for all current officers, employees and directors of the Company or any of its Subsidiaries.

     (p) Labor Matters. Each of the Company and its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including the Immigration Reform and Control Act, any such laws respecting employment discrimination, disability rights or benefits, equal opportunity, affirmative action, workers' compensation, employee benefits, severance payments, labor relations, employee leave issues, wage and hour standards, occupational safety and health requirements and unemployment insurance and related matters. Neither the Company nor any of its Subsidiaries is a party to or is bound by any collective bargaining Contract or understanding with a labor union or labor organization, nor is the Company or any of its Subsidiaries the subject of a proceeding asserting that it or any such Subsidiary has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel the Company or any such Subsidiary to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving it or any of its Subsidiaries pending or, to the Company's knowledge, threatened, nor is the Company aware of any activity involving it or any of its Subsidiaries' employees seeking to certify a collective bargaining unit or engaging in other organizational activity.

     (q) Environmental Matters. (1) The Company and each of its Subsidiaries has complied at all times with all applicable Environmental Laws; (2) no property (including soils, groundwater, buildings and any other structures) currently or formerly owned or operated by the Company or any of its Subsidiaries or in which the Company or any of its Subsidiaries has a Lien, has been contaminated with, or has had any release of, any Hazardous Substance; (3) neither the Company nor any of its Subsidiaries could be deemed the owner or operator under any Environmental Law of any property in connection with any Loans or in which it has currently or formerly held a Lien or security interest;
(4) neither the Company nor any
of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any other third-party property; (5) neither the Company nor any of its Subsidiaries has received any notice, demand letter, claim or request for information relating to any violation of, or liability under, any Environmental Law; (6) neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other agreement with any Governmental Authority or any third party relating to any Environmental Law; (7) there are no other circumstances or conditions involving the Company or any of its Subsidiaries, any currently or formerly owned or operated property, or any Lien held by the Company or any of its Subsidiaries (including the presence of asbestos, underground storage tanks, contamination, polychlorinated biphenyls or gas station sites) that could be expected to result in any claims, liability or investigations or result in any restrictions on the ownership, use, or transfer of any property pursuant to any Environmental Law; and (8) the Company has made available to the Acquiror copies of all environmental reports, studies, sampling data, correspondence, filings and other environmental information in its possession or reasonably available to it relating to the Company, any of its Subsidiaries, any currently or formerly owned or operated property or any property in which the Company or any of its Subsidiaries has held a Lien and could be deemed an owner or operator of such property pursuant to any Environmental Law.

     (r) Tax Matters. (1) All Tax Returns that are required to be filed with respect to the Company or any of its Subsidiaries, have been or will be timely filed, or requests for extensions have been timely filed and have not expired;
(2) all Tax Returns filed by the Company and its Subsidiaries are complete and accurate; (3) all Taxes shown to be due and payable (without regard to whether such Taxes have been assessed) on such Tax Returns (or, with respect to Tax Returns for which an extension has been timely filed, will be required to be shown as due and payable when such Tax Returns are filed) have been paid or adequate reserves have been established for the payment of such Taxes; (4) all state and federal income Tax Returns referred to in clause (1) have been examined by the Internal Revenue Service or the appropriate state taxing authority or the period for assessment of the Taxes for which such return has been filed has expired; (5) no audit or examination or refund litigation with respect to any such Tax Return is pending or, to the Company's knowledge, has been threatened; (6) all deficiencies asserted or assessments made as a result of any examination of a Tax Return of the Company or any of its Subsidiaries, have been paid in full or are being contested in good faith; (7) no waivers of statute of limitations have been given by or requested with respect to any Taxes of the Company or its Subsidiaries for any currently open taxable period; (8) the Company and each of its Subsidiaries has in its respective files all Tax Returns that it is required to retain in respect of information reporting requirements imposed by the Code or any similar foreign, state or local law; (9) the Company and its Subsidiaries have never been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return (other than a consolidated group of which the Company was the common parent); (10) no closing agreements, private letter rulings, technical advice memoranda or similar agreement or rulings have been entered into or issued by any taxing authority with respect to the Company or any of its Subsidiaries;
(11) no tax is required to be withheld pursuant to Section 1445 of the Code as a result of the transfer contemplated by this Agreement; (12) the Company and its Subsidiaries are not bound by any tax indemnity, tax sharing or tax allocation agreement or arrangement; and (13) all Taxes that the Company or any Subsidiary is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required by applicable law, have been paid to the proper Governmental Authority or other person.

     (s) Risk Management; Allowance for Loan Losses. (1) All swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for the Company's own account, or for the account of one or more of the Company's Subsidiaries or their customers (each a "Risk Management Contract"), were entered into (A) in accordance with prudent business practices and all applicable laws, rules, regulations and regulatory policies and (B) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of its Subsidiaries, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles), and are in full force and effect. The Company has Previously

Disclosed all Risk Management Contracts that have been entered into as of the date hereof. Neither the Company nor its Subsidiaries, nor to the Company's knowledge any other party thereto, is in breach of any of its obligations under any Risk Management Contract.

          (2) The allowances for loan losses reflected on the consolidated balance sheets included in the Company's SEC Documents are, in the reasonable judgment of the Company's management, adequate as of their respective dates under the requirements of generally accepted accounting principles and applicable regulatory requirements and guidelines.

     (t) Books and Records. The books and records of the Company and its Subsidiaries have been properly and accurately maintained, and there are no inaccuracies or discrepancies contained or reflected therein.

     (u) Accounting Controls. Each of the Company and its Subsidiaries has devised and maintained systems of internal accounting controls sufficient to provide reasonable assurances, in the judgment of the Board of Directors of the Company, that (a) all material transactions are executed in accordance with management's general or specific authorization; (b) all material transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principals consistently applied with respect to any criteria applicable to such statements, (c) access to the material property and assets of the Company and its Subsidiaries is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for items is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences.

     (v) Insurance. The Company has made available to the Acquiror all of the insurance policies, binders, or bonds maintained by or for the benefit of the Company or its Subsidiaries ("Insurance Policies") or their representatives. The Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent in accordance with industry practices. All of the Insurance Policies are in full force and effect; the Company and its Subsidiaries are not in default thereunder; and all claims thereunder have been filed in due and timely fashion.

     (w) No Brokers. No action has been taken by the Company that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement, except that the Company has employed Trident Securities, a division of McDonald Investments, Inc., in connection with this transaction and has furnished the Acquiror a copy of the engagement letter entered into in connection therewith.

     (x) Intellectual Property. The Company and its Subsidiaries own or have the right to use all material Intellectual Property Rights necessary or required for the operation of their business as currently conducted (collectively, "Company IP Rights"), and have the right to use, license, sublicense or assign the same without material liability to, or any requirement of consent from, any other person or party. The Company's use of the Company IP Rights does not infringe any Intellectual Property Rights of any person; there is no pending or, to the knowledge of the Company, threatened litigation, adversarial proceeding, administrative action or other challenge or claim relating to any Company IP Rights; to the knowledge of the Company, there is currently no infringement by any person of any Company IP Rights; and the Company IP Rights owned, used or possessed by the Company and its Subsidiaries are sufficient and adequate to conduct the business of the Company and its Subsidiaries to the full extent as such business is currently conducted.

     (y) Disclosure. The information Previously Disclosed or otherwise provided to the Acquiror in connection with this Agreement, when taken together with the representations and warranties contained herein, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in the light of the circumstances in which they are being made, not misleading. The copies of all documents furnished to the Acquiror hereunder are true and complete.

     5.04 Representations and Warranties of the Acquiror. Except as Previously Disclosed in a paragraph of its Disclosure Schedule corresponding to the relevant paragraph below, the Acquiror represents and warrants to the Company, as set forth in its Disclosure Schedule and as follows:

     (a) Organization, Standing and Authority. The Acquiror is duly organized, validly existing and in good standing under the laws of Canada. RBC Centura is duly organized, validly existing and in good standing under the laws of North Carolina. Following its formation, Acquiror Sub will be duly organized, validly existing and in good standing under the laws of Georgia. The Acquiror and RBC Centura are, and Acquiror Sub will be, following its formation, duly qualified to do business and in good standing in the jurisdictions where the ownership or leasing of property or assets or the conduct of business requires such qualification.

     (b) Corporate Power. Each of Acquiror and RBC Centura and each of their Significant Subsidiaries has, and Acquiror Sub will have, as of the Closing Date, the requisite power and authority to carry on its business as it is now being or, in the case of Acquiror Sub, will be, conducted and to own all its properties and assets; the Acquiror and RBC Centura each has, and Acquiror Sub will have, as of the date it executes a supplement to this Agreement, the corporate power and authority to execute, deliver and perform its obligations under this Agreement and, in the case of Acquiror Sub, to adopt the plan of merger contained in this Agreement and, in accordance therewith, to consummate the transactions contemplated hereby.

     (c) Corporate Authority and Action. Each of the Acquiror and RBC Centura has, and Acquiror Sub will have, as of the date Acquiror Sub executes a supplement to this Agreement, taken all corporate action necessary in order to authorize the execution and delivery of, and performance of its obligations under, this Agreement and to consummate the Merger. This Agreement is a valid and legally binding agreement of the Acquiror and RBC Centura, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles). Upon the execution of a supplement to this agreement by Acquiror Sub, this Agreement will be the valid and binding agreement of Acquiror Sub, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

     (d) Regulatory Approvals; No Defaults. (1) No consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by the Acquiror or any of its Subsidiaries in connection with the execution, delivery or performance by the Acquiror of this Agreement or to consummate the Merger or the other transactions contemplated hereby except for (A) the filing of applications and notices, as applicable, with the Federal Reserve System, the OTS, the NCCOB and the GDBF with respect to the Merger; (B) the filing of a notification, if required, and expiration of the related waiting period under the HSR Act, (C) the filing of articles of merger with the Secretary of State of the State of Georgia pursuant to the GBCC; and (D) approval by the Minister of Finance and the Office of the Superintendent of Financial Institutions under the Bank Act (Canada). As of the date hereof, the Acquiror is not aware of any reason why the approvals of all Governmental Authorities necessary to permit consummation of the transactions contemplated hereby will not be received without the imposition of a condition or requirement described in Section 7.01(b).

          (2) Subject to receipt of the regulatory approvals, and expiration of the waiting periods, referred to in the preceding paragraph and the making of all required filings under federal and state securities laws, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies or any right of termination under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or Contract of the Acquiror or of any of its Subsidiaries or to which the Acquiror or any of its Subsidiaries or properties is subject or bound, (B) constitute a breach or violation of, or a default under, the articles of incorporation or by-laws (or similar governing documents) of the Acquiror or any of its Subsidiaries, or (C) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument.

     (e) Funds. At the Effective Time, Acquiror will have the funds necessary to consummate the Merger and pay the Consideration in accordance with the terms of this Agreement.

     (f) Interim Operations of Acquiror Sub. Acquiror Sub will be formed solely for the purpose of engaging in the transactions contemplated hereby and, as of the Closing Date, will have engaged in no business other than in connection with the transactions contemplated by this Agreement. Acquiror Sub will be a direct or indirect wholly owned subsidiary of Acquiror.

     (g) No Brokers. No action has been taken by the Acquiror, RBC Centura or Acquiror Sub that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other, like payment with respect to the transactions contemplated by this Agreement, except that the Acquiror has employed RBC Dain Rauscher Inc. in connection with this transaction.

                                   ARTICLE VI

                                   COVENANTS

     6.01 Reasonable Best Efforts. (a) Subject to the terms and conditions of this Agreement, each of the Company, the Acquiror, RBC Centura and Acquiror Sub agrees to use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Merger as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other party hereto to that end.

          (b) Without limiting the generality of Section 6.01(a), the Company agrees to use its reasonable best efforts to obtain the consent or approval of all persons party to a Contract with the Company or any of its Subsidiaries, to the extent such consent or approval is required in order to consummate the Merger or for the Surviving Corporation to receive the benefits of such Contract.

     6.02 Shareholder Approvals. The Company agrees to take, in accordance with applicable law, applicable stock exchange rules, the Company Articles and the Company By-Laws, all action necessary to convene an appropriate meeting of shareholders of the Company to consider and vote upon the approval of this Agreement and any other matters required to be approved by the Company's shareholders for consummation of the Merger and the transactions contemplated hereby (including any adjournment or postponement, the "Company Meeting"), and to solicit shareholder approval, as promptly as practicable after the date hereof. The Company Board has adopted a resolution contemplated by GBCC sec. 14-2-1103, recommending that the shareholders approve this Agreement (and will keep such resolution in effect) and take any other action required to permit consummation of the transactions contemplated hereby. The obligation of the Company to hold the Company Meeting shall not be affected by any Acquisition Proposal or other event or circumstance.

     6.03 Proxy Statement. (a) The Acquiror and the Company will cooperate in the preparation of a proxy statement and other proxy solicitation materials of the Company (the "Proxy Statement"). The Company agrees to file the Proxy Statement in preliminary form with the SEC as promptly as reasonably practicable. The Company will advise Acquiror promptly of the time when the Proxy Statement and any amendment or supplement to the Proxy Statement has been filed, and of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. The Company agrees to use its reasonable best efforts, after consultation with the Acquiror, to respond promptly to all such comments of and requests by the SEC.

          (b) Each of the Company and the Acquiror agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to shareholders and at the time of the Company Meeting, contain any untrue statement which, at the time and in the light of the circumstances under which such statement is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any earlier statement in the Proxy Statement or any amendment or supplement thereto. Each of the Company and the Acquiror further agrees that if it shall become aware prior to the Effective Time of any information furnished by it that would cause any of the statements in the Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take the necessary steps to correct the Proxy Statement.

          (c) The Company will use its reasonable best efforts to cause the definitive Proxy Statement and all required amendments and supplements thereto to be mailed to its shareholders as promptly as practicable after the date hereof.

     6.04 Press Releases. The initial press release concerning the Merger and the other transactions contemplated by this Agreement shall be a joint press release in such form agreed to in advance by the parties, and thereafter each of the Company and the Acquiror agrees that it will not, without the prior approval of the other party, issue any press release or written statement for general circulation relating to the transactions contemplated hereby (except for any release or statement that, in the written opinion of outside counsel to the Company or the Acquiror, as the case may be, is required by law or regulation and as to which the Company or the Acquiror, as the case may be, has used its best efforts to discuss with the other in advance, provided that such release or statement has not been caused by, or is not the result of, a previous disclosure by or at the direction of the Company or the Acquiror, as the case may be, or any of its representatives that was not permitted by this Agreement).

     6.05 Access; Information. (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, the Company shall afford the Acquiror and its officers, employees, counsel, accountants and other authorized representatives, such access during normal business hours throughout the period prior to the Effective Time to the books, records (including credit files, tax returns and work papers of independent auditors), properties, personnel and to such other information as it may reasonably request and, during such period, the Company shall furnish promptly (1) a copy of each material report, schedule and other document filed by it pursuant to the requirements of federal or state securities or banking laws, and (2) all other information concerning its business, properties and personnel as the other may reasonably request.

          (b) Each of the Company and the Acquiror agrees that it will not, and will cause its representatives not to, use any information obtained pursuant to this Section 6.05 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of law, each party will keep confidential, and will cause its representatives to keep confidential, all information and documents obtained pursuant to this Section 6.05, and, with respect to the Company, in connection with the transactions contemplated hereby, unless such information (1) was already known to such party, (2) becomes available to such party from other sources not known by such party to be bound by a confidentiality obligation, (3) is disclosed with the prior written approval of the party to which such information pertains or (4) is or becomes readily ascertainable from published information or trade sources. In the event that this Agreement is terminated or the transactions contemplated by this Agreement shall otherwise fail to be consummated, each party shall promptly cause all copies of documents or extracts thereof containing information and data as to another party hereto to be returned to the party which furnished the same, or at the other party's request, destroyed.

          (c) No investigation by either party of the business and affairs of the other shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to either party's obligation to consummate the transactions contemplated by this Agreement.

     6.06 Acquisition Proposals. The Company agrees that it shall not, and shall cause its Subsidiaries and its and its Subsidiaries' representatives not to, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any person relating to, any tender or exchange offer, proposal for a merger, consolidation or other business combination involving the Company or any of its Subsidiaries or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets or deposits of, the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement (any of the foregoing, an "Acquisition Proposal"); provided that nothing contained in this Agreement shall prevent the Company Board from (i) making any disclosure to its shareholders if, in the good faith judgment of the Company Board, failure so to disclose would be inconsistent with its obligations under applicable law; (ii) before the date of the Company Meeting, providing (or authorizing the provision of) information to, or engaging in (or authorizing) such discussions or negotiations with, any person who has made a bona fide written Acquisition Proposal received after the date hereof which did not result from a breach of this Section 6.06; or (iii) recommending such an Acquisition Proposal to its shareholders if and only to the extent that, in the case of actions referred to in clause (ii) or (iii), (x) such Acquisition Proposal is a Superior Proposal, (y) the Company Board, after having consulted with and considered the advice of outside counsel to the Company Board, determines in good faith that providing such information or engaging in such negotiations or discussions, or making such recommendation is required in order to discharge the directors' fiduciary duties in accordance with the GBCC and (z) the Company receives from such person a confidentiality agreement substantially in the form of the Confidentiality Agreement. For purposes of this Agreement, a "Superior Proposal" means any Acquisition Proposal by a third party on terms that the Company Board determines in its good faith judgment, after receiving the advice of its financial advisors (the substance of whose advice shall be communicated to the Acquiror), to be materially more favorable from a financial point of view to its shareholders than the Merger and the other transactions contemplated hereby, after taking into account the likelihood of consummation of such transaction on the terms set forth therein, taking into account all legal, financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law, after giving the Acquiror at least five business days to respond to such third-party Acquisition Proposal once the Board has notified the Acquiror that in the absence of any further action by the Acquiror it would consider such Acquisition Proposal to be a Superior Proposal, and then taking into account any amendment or modification to this Agreement proposed by the Acquiror. The Company also agrees immediately to cease and cause to be terminated any activities, discussions or negotiations conducted prior to the date of this Agreement with any parties other than the Acquiror, with respect to any of the foregoing. The Company shall promptly (within 24 hours) advise the Acquiror following the receipt by it of any Acquisition Proposal and the material terms thereof (including the identity of the person making such Acquisition Proposal), and advise the Acquiror of any developments (including any change in such terms) with respect to such Acquisition Proposal promptly upon the occurrence thereof.

     Nothing contained in this Section 6.06 or any other provision of this Agreement will prohibit the Company or the Company Board from notifying any third party that contacts the Company on an unsolicited basis after the date hereof concerning an Acquisition Proposal of the Company's obligations under this Section 6.06.

     6.07 Takeover Laws. No party shall knowingly take any action that would cause the transactions contemplated by this Agreement or the Voting Agreement to be subject to requirements imposed by any Takeover Law and each of them shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the transactions contemplated by this Agreement from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect.

     6.08 No Rights Triggered. The Company shall take all reasonable steps necessary to ensure that the entering into of this Agreement and the consummation of the transactions contemplated hereby and any other action or combination of actions, or any other transactions contemplated hereby, do not and will not result in the grant of any rights to any person (a) under the Company Articles or the Company By-Laws or (b) under any material Contract to which it or any of its Subsidiaries is a party except, in each case, as contemplated by this Agreement and the Stock Option Agreement.

     6.09 Regulatory Applications. (a) The Acquiror and the Company and their respective Subsidiaries shall cooperate and use their respective reasonable best efforts to prepare all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary to consummate the transactions contemplated by this Agreement. The Acquiror shall have the right to review in advance, and to the extent practicable to consult with the Company, subject to applicable laws relating to the exchange of information, with respect to, all material written information submitted to any third party or any Governmental Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, the Acquiror agrees to act reasonably and as promptly as practicable. Each of the Acquiror and the Company agrees that it will consult with the other party hereto with respect to the obtaining of all material consents, registrations, approvals, permits and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other party apprised of the status of material matters relating to completion of the transactions contemplated hereby.

          (b) Each of the Acquiror and the Company agrees, upon request, to furnish the other party with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such other party or any of its Subsidiaries to any third party or Governmental Authority.

     6.10 Indemnification. (a) Following the Effective Time, the Acquiror shall, or shall cause the Surviving Corporation to, indemnify, defend and hold harmless the present and former directors and officers of the Company and its Subsidiaries (each, an "Indemnified Party") against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, with respect to which a notice of claim is provided hereunder within six (6) years of the Effective Date, arising out of actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company is permitted to indemnify its directors and officers under applicable law, the Company Articles and the Company By-Laws as in effect on the date hereof (and the Acquiror shall, or shall cause the Surviving Corporation to, also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification); provided that any determination required to be made with respect to whether such an officer's or director's conduct complies with the standards set forth under the GBCC, the Company Articles and the Company By-Laws shall be made by independent counsel reasonably acceptable to both the Indemnified Party and the Surviving Corporation.

          (b) For a period of four years from the Effective Time, the Acquiror shall use its reasonable best efforts to provide (or cause the Surviving Corporation to provide) that portion of director's and officer's liability insurance that serves to reimburse the present and former officers and directors of the Company or any of its Subsidiaries (determined as of the Effective Time) with respect to claims against such directors and officers arising from facts or events which occurred before the Effective Time, which insurance shall contain at least the same coverage and amounts, and contain terms and conditions no less advantageous, as that coverage currently provided by the Company; provided, however, that in no event shall the Acquiror be required to expend more than twice the current amount spent by the Company (the "Insurance Amount") to maintain or procure such directors' and officers' insurance coverage; provided, further, that if the Acquiror is unable to maintain or obtain the insurance called for by this
     Section 6.10(b), the Acquiror shall use its reasonable best efforts to obtain as much comparable insurance as is available for the Insurance Amount; provided, further, that officers and directors of the Company or any Subsidiary may be required to make application and provide customary representations and warranties to the Acquiror's insurance carrier for the purpose of obtaining such insurance.

          (c) Any Indemnified Party wishing to claim indemnification under
     Section 6.10(a), upon learning of any claim, action, suit, proceeding or investigation described above, shall promptly notify the Acquiror thereof; provided that the failure so to notify shall not affect the obligations of the Acquiror under Section 6.10(a) unless and to the extent that the Acquiror is actually prejudiced as a result of such failure. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (1) the Acquiror or the Surviving Corporation shall have the right to assume the defense thereof and the Acquiror shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if the Acquiror or the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues that raise conflicts of interest between the Acquiror or the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and the Acquiror or the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that the Acquiror shall be obligated pursuant to this paragraph (c) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest,
     (2) the Indemnified Parties will cooperate in the defense of any such matter and (3) the Acquiror shall not be liable for any settlement effected without its prior written consent, which consent shall not be unreasonably withheld; and provided, further, that the Acquiror shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

          (d) If the Acquiror or any of its successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity of such consolidation or merger or shall transfer all or substantially all of its assets to any entity, then and in each case, proper provision shall be made so that the successors and assigns of the Acquiror shall assume the obligations set forth in this
     Section 6.10.

     6.11 Notification of Certain Matters.

          (a) Each of the Company and the Acquiror shall give prompt notice to the other of any fact, event or circumstance known to it that (1) is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in any Material Adverse Effect with respect to it or (2) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein.

          (b) Prior to the Closing Date, the Company and each of its Subsidiaries shall notify its insurers in writing of all known incidents, events and circumstances which could give rise to a claim against the Company or its Subsidiaries, as applicable.

     6.12 Employee Benefits.

          (a) Following the Effective Time, the Acquiror agrees to permit or cause the Company or its Subsidiaries to honor all Compensation Plans in accordance with their terms.

          (b) Prior to the Effective Time, the Company will amend the Third Amended and Restated Tucker Federal Bank Directors' Retirement Plan (the "Eagle Retirement Plan") to eliminate the provision requiring an irrevocable contribution to the Trust (as defined in the Eagle Retirement Plan, the "Eagle Retirement Plan Trust") upon a Change of Control (as defined in the Eagle Retirement Plan). In addition, prior to the Effective Time, the Company will revoke the Eagle Retirement Plan Trust established by the Eagle Retirement Plan.

          (c) Following the Effective Time, the employees of the Company and its Subsidiaries will be subject to the policies of RBC Centura that are applicable to similarly situated employees of RBC Centura and its Subsidiaries and will be provided employee retirement, welfare and other benefits, fringes, and perquisites that are generally comparable in the aggregate to those provided by RBC Centura to similarly situated employees of RBC Centura and its Subsidiaries.

          (d) Acquiror will cause each employee benefit plan of RBC Centura and its Subsidiaries in which employees of the Company and its Subsidiaries are eligible to participate to take into account for purposes of eligibility and vesting thereunder, but not for purposes of benefit accrual, the prior service of such employees with the Company and its Subsidiaries as if such service were with RBC Centura and its Subsidiaries, to the same extent that such service was credited under a comparable plan of the Company. Employees of the Company and its Subsidiaries shall not be subject to any waiting periods or pre-existing condition limitations under the medical, dental and health plans of RBC Centura and its Subsidiaries in which they are eligible to participate. Employees of the Company and its Subsidiaries will retain credit for vacation pay which has been accrued as of the Effective Time and for purposes of determining the entitlement of such employees to vacation pay following the Effective Time, the service of such employees with the Company and its Subsidiaries shall be treated as if such service was with RBC Centura and its Subsidiaries.

          (e) Prior to the Effective Time, the Company shall take all actions necessary to satisfy the Acquiror's requests with respect to the treatment of the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan (the "ESOP") and the related loan and shall make such amendments to the ESOP as may be necessary or desirable, as determined by Acquiror, including to effect the independent voting of Company Stock held in the ESOP, to effect proper procedures to pay off the related loan, and to terminate the ESOP effective immediately prior to the Effective Time. Prior to the Effective Time, the Company will provide to the Acquiror a list of every participant termination and the amount of each forfeited account since plan year 1997.

          (f) The Company shall be responsible for providing or discharging any and all notifications, benefits and liabilities to employees and Governmental Authorities required by the Workers Adjustment and Retraining Notification Act of 1988 (WARN Act) or by any other applicable law relating to plant closings or employee separations or severance pay that are required to be provided before the Effective Time as a result of the transactions contemplated by this Agreement and RBC Centura shall be responsible for any and all such matters following the Effective Time. The Company shall cooperate in preparing and distributing any notices that RBC Centura may desire to provide prior to the Effective Time, in connection with actions by RBC Centura after the Effective Time would result in a notice requirement under such laws.

     6.13 Certain Adjustments. Upon the request of the Acquiror, the Company shall (a) consistent with generally accepted accounting principles and regulatory accounting principles, use its best efforts to record any accounting adjustments required to conform the (x) loan, litigation and other reserves (including loan classifications and levels of reserves) and (y) real estate and securities valuation policies and practices of the Company and its Subsidiaries so as to reflect consistently on a mutually satisfactory basis the policies and practices of the Acquiror and (b) make reasonable adjustments to the corporate structure of the Company or its direct or indirect subsidiaries and transfer assets or liabilities between the Company and its Subsidiaries or between Subsidiaries; provided, however, that the Company shall not be obligated to record any such accounting adjustments (1) unless and until the Company shall be satisfied that the conditions to the obligation of the parties to consummate the Merger will be satisfied or waived on or before the Closing Date, and (2) in no event until the day prior to the Closing Date.

     6.14 Certain Contracts. Prior to the Effective Time, the Company will use its reasonable best efforts to cause the Contracts with third parties that are identified by Acquiror to be terminated or not renewed (effective prior to or as of the Effective Time) without any penalty or other adverse consequences to the Company or to be amended in the manner reasonably requested by Acquiror.

     6.15 Regulatory Compliance. In consultation with the Acquiror, the Company will take all reasonable measures to ensure that the Surviving Corporation's subsidiary depository institutions will perform at a level of at least "satisfactory" under the CRA and that the Surviving Corporation and its subsidiary depository institutions should be deemed "well managed" by their "appropriate Federal banking agency" (as such term is defined in Section 3(q) of the Federal Deposit Insurance Act).

     6.16 Formation of Acquiror Sub. As soon as practicable following the date of this Agreement, Acquiror shall cause Acquiror Sub to be duly organized as a direct or indirect wholly owned Subsidiary of Acquiror and to become a party to this Agreement by executing and delivering a supplement hereto.

     6.17 Eagle Real Estate Advisors. The Acquiror acknowledges the Company's intention to wind down the operations of its Eagle Real Estate Advisors subsidiary and that, in this regard, the Company intends to seek consent from the Acquiror, pursuant to Section 4.01 hereof to enter into one or more Contracts with officers of Eagle Real Estate Advisors. The Acquiror agrees to consider any such proposed Contracts but shall not be under any obligation to approve any such proposed Contracts.

                                  ARTICLE VII

                    CONDITIONS TO CONSUMMATION OF THE MERGER

     7.01 Conditions to Each Party's Obligation to Effect the Merger. The obligation of each of the Acquiror, RBC Centura, Acquiror Sub and the Company to consummate the Merger is subject to the fulfillment or written waiver by the Acquiror and the Company prior to the Effective Time of each of the following conditions:

     (a) Shareholder Approval. This Agreement shall have been duly approved and adopted and a plan of merger shall have been duly approved by the affirmative vote of the holders of the requisite number of the outstanding shares of Company Common Stock entitled to vote thereon in accordance with applicable law, the Company Articles and the Company By-laws.

     (b) Governmental and Regulatory Consents. All approvals and authorizations of, filings and registrations with, and notifications to, all Governmental Authorities required for the consummation of the Merger, and for the prevention of any termination of any material right, privilege, license or agreement of either the Acquiror or the Company or their respective Subsidiaries, shall have been obtained or made and shall be in full force and effect and all waiting periods required by law shall have expired; provided, however, that none of the preceding shall be deemed obtained or made if it shall be subject to any condition or restriction the effect of which, together with any other such conditions or restrictions, would be reasonably expected to have a Material Adverse Effect on the Surviving Corporation or the Acquiror or its operations in the U.S. after the Effective Time.

     (c) Third Party Consents. All consents or approvals of all persons, other than Governmental Authorities, required for or in connection with the execution, delivery and performance of this Agreement and the consummation of the Merger shall have been obtained and shall be in full force and effect, unless the failure to obtain any such consent or approval is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation.

     (d) No Injunction. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of the transactions contemplated by this Agreement.

     7.02 Conditions to Obligation of the Company. The obligation of the Company to consummate the Merger is also subject to the fulfillment or written waiver by the Company prior to the Effective Time of each of the following conditions:

     (a) Representations and Warranties. The representations and warranties of the Acquiror set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct only as of such date), and the Company shall have received a certificate, dated the Closing Date, signed on behalf of the Acquiror by a senior officer of the Acquiror to such effect.

     (b) Performance of Obligations of the Acquiror. The Acquiror shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate, dated the Closing Date, signed on behalf of the Acquiror by a senior officer of the Acquiror to such effect.

     7.03 Conditions to Obligation of the Acquiror. The obligations of the Acquiror, RBC Centura and Acquiror Sub to consummate the Merger are also subject to the fulfillment or written waiver by the Acquiror prior to the Effective Time of each of the following conditions:

     (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct only as of such date) and the Acquiror shall have received a certificate, dated the Closing Date, signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

     (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Acquiror shall have received a certificate, dated the Closing Date, signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

     (c) Environmental Assessments. The Company shall have caused ASTM 1527 "Phase I" environmental site assessment reports to be prepared at the Acquiror's cost and direction for each of the real properties owned by the Company or any of the Company's Subsidiaries in a form and substance reasonably acceptable to the Acquiror and, as a result of such assessments, no conditions shall be revealed or discovered that would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on the Company.

     (d) Stock Award Consents. The Company shall have obtained (1) consents to the treatment under this Agreement of the Company Stock Awards from each Award Holder, in each case, in their individual capacities and (2) Company Stock Resolutions, if applicable, to effect such treatment.

                                  ARTICLE VIII

                                  TERMINATION

     8.01 Termination. This Agreement may be terminated and the Merger may be abandoned:

     (a) Mutual Consent. At any time prior to the Effective Time, by the mutual consent of the Acquiror and the Company, if the Board of Directors of each so determines by vote of a majority of the members of its entire Board.

     (b) Breach. At any time prior to the Effective Time, by the Acquiror or the Company, in each case if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event of either: (1) a breach by the other party of any representation or warranty contained herein, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach; or (2) a breach by the other party of any of the covenants or agreements contained herein, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach and which breach, individually or in the aggregate with other such breaches, would cause the conditions set forth in Section 7.03(a) or (b), in the case of a breach or breaches by the Company, or Section 7.02(a) or (b), in the case of a breach or breaches by the Acquiror, not to be satisfied or would reasonably be expected to prevent, materially delay or materially impair the ability of the Company or the Acquiror to consummate the Merger and the other transactions contemplated by this Agreement.

     (c) Delay. At any time prior to the Effective Time, by the Acquiror or the Company, in each case if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event that the Merger is not consummated by October 31, 2002, except to the extent that the failure of the Merger then to be consummated arises out of or results from the action or inaction of the party seeking to terminate pursuant to this Section 8.01(c).

     (d) No Approval. By the Company or the Acquiror, in each case if its Board of Directors so determines by a vote of a majority of the members of its entire Board, in the event the approval of any Governmental Authority required for consummation of the Merger and the other transactions contemplated by this Agreement shall have been denied by final nonappealable action of such Governmental Authority.

     (e) Failure to Recommend, Etc. By the Acquiror, if (i) at any time prior to the receipt of the approval of the Company's shareholders contemplated by
Section 7.01(a), the Company Board shall not recommend that the shareholders give such approval, or (ii) the Company Board takes any of the actions described in clause (ii) or (iii) of the proviso to Section 6.06.

     8.02 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, no party to this Agreement shall have any liability or further obligation to any other party hereunder except (a) as set forth in Sections 8.03 and 9.01 and (b) that termination will not relieve a breaching party from liability for any willful breach of this Agreement giving rise to such termination.

     8.03 Termination Fee. (a) In addition to any other rights that the Acquiror has under this Agreement and/or otherwise, the Company shall pay to the Acquiror U.S. $8,500,000 (the "Termination Fee") (it being understood that such fee is not intended as liquidated damages), if either:

             (i) this Agreement is terminated by the Acquiror pursuant to (A)
        Section 8.01(b) with respect to a breach of Section 6.01, 6.02 or 6.06 on the part of the Company, or (at a time when a Tolling Event has occurred) any knowing, willful or intentional breach on the part of the Company or (B) Section 8.01(e), provided, however, that the Acquiror shall not be in material breach of any of its covenants or agreements contained in this Agreement such that the Company shall be entitled to terminate this Agreement pursuant to Section 8.01(b); or

             (ii) a Fee Payment Event shall have occurred prior to the occurrence of a Fee Termination Event; provided that the Company has not previously paid a Termination Fee to the Acquiror pursuant to clause (i) of this Section 8.03(a).

          (b) Each of the following shall be a "Fee Termination Event": (i) the Effective Time; (ii) termination of this Agreement in accordance with its terms, other than a Listed Termination, if such termination occurs prior to the occurrence of a Tolling Event; or (iii) the passage of eighteen (18) months after termination of this Agreement if such termination follows the occurrence of a Tolling Event or is a Listed Termination. The term "Listed Termination" shall mean a termination by the Acquiror pursuant to Section 8.01(b) (unless the breach giving rise to such right of termination is wholly not volitional on the part of Company, its Affiliates or representatives).

          (c) The term "Tolling Event" shall mean any of the following events or transactions occurring on or after the date hereof:

             (i) The Company or any of its Significant Subsidiaries, without having received the Acquiror's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction with any person other than the Acquiror or any of its Subsidiaries (each an "Acquiror Subsidiary"), or the Company Board shall have recommended that the shareholders of the Company approve or accept any Acquisition Transaction with any person other than the Acquiror or an Acquiror Subsidiary.

             (ii) Any person other than the Acquiror or any Acquiror Subsidiary shall have acquired beneficial ownership or the right to acquire beneficial ownership of 15% or more of the outstanding shares of Company Common Stock (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder);

             (iii) The shareholders of the Company shall have voted and failed to approve this Agreement at a meeting which has been held for that purpose or any adjournment or postponement thereof, or such meeting shall not have been held or shall have been canceled prior to termination of this Agreement if, prior to such meeting (or if such meeting shall not have been held or shall have been canceled, prior to such termination), it shall have been publicly announced that any person (other than the Acquiror or any of its Subsidiaries) shall have made, or disclosed an intention to make, a bona fide proposal to engage in an Acquisition Transaction;

             (iv) The Company Board shall have withdrawn, modified or qualified (or publicly announced its intention to withdraw, modify or qualify) in any manner adverse in any respect to the Acquiror its recommendation that the shareholders of the Company approve the transactions contemplated by this Agreement in anticipation of engaging in an Acquisition Transaction, or Company shall have authorized, recommended, proposed (or publicly announced its intention to authorize, recommend or propose) an agreement to engage in an Acquisition Transaction with any person other than the Acquiror or a Acquiror Subsidiary;

             (v) Any person other than the Acquiror or any Acquiror Subsidiary shall have filed with the SEC a registration statement or tender offer materials with respect to a potential exchange or tender offer that would constitute an Acquisition Transaction (or filed a preliminary proxy statement with the SEC with respect to a potential vote by its shareholders to approve the issuance of shares to be offered in such an exchange offer);

             (vi) The Company shall have willfully breached any covenant or obligation contained in this Agreement after an overture is made by a third party to Company or its shareholders to engage in an Acquisition Transaction, and following such breach the Acquiror would be entitled to terminate this Agreement (whether immediately or after the giving of notice or passage of time or both); or

             (vii) Any person other than the Acquiror or any Acquiror Subsidiary, without Acquiror's prior written consent, shall have filed an application or notice with any regulatory or antitrust authority regarding an Acquisition Transaction.

          (d) The term "Fee Payment Event" shall mean any of the following events or transactions occurring after the date hereof:

             (i) The acquisition by any person (other than the Acquiror or any Acquiror Subsidiary) of beneficial ownership of 25% or more of the then outstanding Company Common Stock; or

             (ii) The occurrence of the Tolling Event described in clause (i) of the definition of the term "Tolling Event", except that the percentage referred to in clause (z) of the definition of the term "Acquisition Transaction" shall be 25%.

          (e) Any payment required to be made under Section 8.03(a) shall be payable, without setoff, by wire transfer in immediately available funds, to an account specified by the Acquiror, within three business days following such termination.

          (f) The Company acknowledges that the agreements contained in this
     Section 8.03 are an integral part of the transactions contemplated by this Agreement and are cumulative with, and not intended to limit, other remedies that may be available, and that, without these agreements, the Acquiror would not enter into this Agreement; accordingly, if the Company fails promptly to pay any amount due pursuant to this Section 8.03, and, in order to obtain such payment, the Acquiror commences a suit which results in a judgment against the Company for the payment set forth in this

     Section 8.03, the Company shall pay the Acquiror's costs and expenses (including attorneys' fees) in connection with such suit, together with interest on any amount due pursuant to this Section 8.03 from the date such amount becomes payable until the date of such payment at the prime rate of Citibank N.A. in effect on the date such payment was required to be made plus two (2) percent.

          (g) The Company shall notify the Acquiror promptly in writing of the occurrence of any Tolling Event or Fee Payment Event, it being understood that the giving of such notice by the Company shall not be a condition to the Acquiror's rights pursuant to this Section 8.03.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.01 Survival. No representations, warranties, agreements and covenants contained in this Agreement (1) other than those contained in Sections 6.05(b), 8.02, and 8.03 and in this Article IX, shall survive the termination of this Agreement if this Agreement is terminated prior to the Effective Time, or (2) other than those contained in Sections 6.10 and in this Article IX, shall survive the Effective Time.

     9.02 Waiver; Amendment. Prior to the Effective Time, any provision of this Agreement may be (a) waived by the party benefitted by the provision, or (b) amended or modified at any time, by an agreement in writing executed by both parties, except that, after approval of the Merger by the shareholders of the Company, no amendment may be made which under applicable law requires further approval of such shareholders without obtaining such required further approval.

     9.03 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

     9.04 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

     9.05 Expenses. Subject to Section 8.03, each party hereto will bear all expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, except that printing and postage expenses and any other fees and expenses related to the Proxy Statement shall be shared equally between the Company and the Acquiror. Acquiror shall be entitled to select a printing company of its choice.

     9.06 Notices. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given (a) on the date of delivery, if personally delivered or telecopied (with confirmation), (b) on the first business day following the date of dispatch, if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing, if mailed by registered or certified mail (return receipt requested), in each case to such party at its address or telecopy number set forth below or such other address or numbers as such party may specify by notice to the parties hereto.

     If to the Company, to:

       Eagle Bancshares, Inc.
        4419 Cowan Road
        Tucker, Georgia, U.S.A. 30084-4441
        Attention: C.J. Sechler, Jr.
        Facsimile: (770) 908-6429

     With a copy to:

       Walter G. Moeling, Esq.
        Powell, Goldstein, Frazer & Murphy LLP
        191 Peachtree Street N.E., Sixteenth Floor
        Atlanta, Georgia, U.S.A. 30303
        Facsimile: (404) 572-6999

     If to the Acquiror, RBC Centura or Acquiror Sub, to:

       Royal Bank of Canada
        200 Bay Street
        14th Floor, North Tower
        Royal Bank Plaza
        Toronto, Ontario
        Canada M5J 2J5
        Attention: W. Michael Wilson
        Facsimile: (416) 974-9344

     With a copy to:

       Donald J. Toumey, Esq.
        Sullivan & Cromwell
        125 Broad Street
        New York, New York 10004
        Facsimile: (212) 558-3588

     9.07 Entire Understanding; No Third-Party Beneficiaries. This Agreement (together with the Disclosure Schedules, the Stock Option Agreement and the Exhibits hereto) represents the entire understanding of the parties hereto with reference to all the matters encompassed or contemplated herein or agreed to in contemplation hereof and this Agreement supersedes any and all other oral or written agreements heretofore made. Except for Section 6.10, insofar as such Section expressly provides certain rights to the Indemnified Parties named therein, nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     9.08 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part (except by operation of law), by any of the parties hereto without the prior written consent of each other party hereto, except that the Acquiror, RBC Centura and Acquiror Sub may assign or delegate in their sole discretion any or all of their rights, interests or obligations under this Agreement to any direct or indirect, wholly owned subsidiary of the Acquiror, but no such assignment shall relieve the Acquiror of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

                                *      *      *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          ROYAL BANK OF CANADA

                                          By: /s/ JAMES T. RAGER
                                            ------------------------------------
                                              Name: James T. Rager
                                              Title: Vice Chairman

                                          By: /s/ PETER CURRIE
                                            ------------------------------------
                                              Name: Peter Currie
                                              Title:Vice Chairman and Chief
                                                    Financial Officer

                                          RBC CENTURA BANKS, INC.

                                          By: /s/ SHAUNEEN BRUDER
                                            ------------------------------------
                                              Name: Shauneen Bruder
                                              Title: President

                                          By: /s/ H. KEL LANDIS III
                                            ------------------------------------
                                              Name: H. Kel Landis III
                                              Title: Chief Executive Officer

                                          EAGLE BANCSHARES, INC.

                                          BY: /s/ C. JERE SECHLER
                                             -----------------------------------
                                              NAME: C. JERE SECHLER
                                              TITLE: Chairman

                                                                      APPENDIX B

                      FORM OF VOTING AND SUPPORT AGREEMENT

                      FORM OF VOTING AND SUPPORT AGREEMENT

     VOTING AND SUPPORT AGREEMENT, dated March 26, 2002 (this "Agreement"), between Royal Bank of Canada, a Canadian chartered bank ("Acquiror"), and [Name Shareholder] (the "Shareholder"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.

                                  WITNESSETH:

     WHEREAS, Eagle Bancshares, Inc., a Georgia corporation (the "Company"), and Acquiror are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated the date hereof (the "Merger Agreement"), providing for the merger of a wholly owned subsidiary of Acquiror with and into the Company (the "Merger"); and

     WHEREAS, as of the date hereof, the Shareholder is the record and/or beneficial owner of the shares of Company Common Stock listed next to the Shareholder's name on the signature page hereto (the "Existing Shares" and, together with any shares of Company Common Stock or other voting capital stock of the Company acquired by Shareholder after the date hereof, the "Shares");

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                     VOTING

     1.1 Agreement to Vote. The Shareholder agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to
Section 4.1, at the Company Meeting or any other meeting of the shareholders of the Company, however called, or in connection with any written consent of the shareholders of the Company, the Shareholder shall:

          (a) appear at each such meeting or otherwise cause the Shares owned beneficially or of record by the Shareholder to be counted as present thereat for purposes of calculating a quorum; and

          (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all the Shares, and any other voting securities of the Company (whenever acquired), that are owned beneficially or of record by the Shareholder or as to which the Shareholder has, directly or indirectly, the right to vote or direct the voting, (i) in favor of adoption of the Merger Agreement and any other action of the Company's shareholders requested in furtherance thereof; (ii) against any action or agreement submitted for approval of the shareholders of the Company that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Shareholder contained in this Agreement; and (iii) against any Acquisition Proposal or any other action, agreement or transaction submitted for approval to the shareholders of the Company that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect the Merger or this Agreement, including: (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than the Merger); (B) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries; (C) a material change in the policies or management of the Company; (D) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (E) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Articles of Incorporation or Bylaws of the Company; or (F) any other material change in the Company's corporate structure or business; provided, however, that nothing in this Agreement shall prevent any representative of the Shareholder from discharging his or her fiduciary duties as a member of the board of directors of the Company.

     1.2 No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, except for this Agreement, the Shareholder (a) has not entered, and the Shareholder shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares owned beneficially or of record by the Shareholder and (b) has not granted, and the Shareholder shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares owned beneficially or of record by the Shareholder.

     1.3 Proxy. The Shareholder agrees to grant to Acquiror a proxy to vote the Shares owned beneficially and of record by the Shareholder as indicated in
Section 1.1 above if the Shareholder fails for any reason to vote such Shares in accordance with Section 1.1. The Shareholder agrees that such a proxy would be coupled with an interest and irrevocable for so long as this Agreement is in effect, and the Shareholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of such proxy.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Acquiror as follows:

          (a) Authorization; Validity of Agreement; Necessary Action. The Shareholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Shareholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Shareholder and no other actions or proceedings on the part of the Shareholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder and, assuming this Agreement constitutes a valid and binding obligation of Acquiror, constitutes a valid and binding obligation of the Shareholder, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general equity principles).

          (b) Ownership. The Existing Shares listed opposite the name of the Shareholder on the signature page hereof are, and such Existing Shares and any additional shares of Company Common Stock acquired by the Shareholder after the date hereof and prior to the Effective Time will be, owned beneficially and of record by the Shareholder. As of the date hereof, the number of shares of Company Common Stock owned by the Shareholder is listed opposite their name on the signature page hereof. As of the date hereof, the Existing Shares listed opposite the name of the Shareholder on the signature page hereof constitute all of the shares of Company Common Stock held of record, owned by or for which voting power or disposition power is held or shared by the Shareholder or any of its affiliates (except for the Shares owned beneficially and of record by any affiliates of the Shareholder that are parties to this Agreement). The Shareholder has and will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I or Section 3.2 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and with respect to all of the Shares at the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. The Shareholder has good and marketable title to the Existing Shares listed opposite the name of the Shareholder on the signature page hereof, free and clear of any Liens and the Shareholder will have good and marketable title to such Existing Shares and any additional shares of

     Company Common Stock acquired by the Shareholder after the date hereof and prior to the Effective Time, free and clear of any Liens.

          (c) No Violation. The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement will not, (i) conflict with or violate any law, ordinance or regulation of any Governmental Authority applicable to the Shareholder or by which any of its assets or properties is bound or
     (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

     2.2 Representations and Warranties of Acquiror. Acquiror hereby represents and warrants to the Shareholder as follows:

          (a) Organization; Authorization; Validity of Agreement; Necessary Action. Acquiror is a Canadian chartered bank and is validly existing and in good standing under the laws of Canada. Acquiror has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Acquiror of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Acquiror and no other corporate actions or proceedings on the part of Acquiror are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Acquiror and, assuming this Agreement constitutes a valid and binding obligation of the Shareholder, constitutes a valid and binding obligation of Acquiror, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general equity principles).

          (b) No Violation. The execution and delivery of this Agreement by Acquiror does not, and the performance by Acquiror of its obligations under this Agreement will not, (i) conflict with or violate the constitutive documents of Acquiror, (ii) conflict with or violate any law, ordinance or regulation of any Governmental Authority applicable to Acquiror or by which any of its assets or properties is bound or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of Acquiror pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Acquiror is a party or by which Acquiror or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Acquiror to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

                                  ARTICLE III

                                OTHER COVENANTS

     3.1 Further Agreements of Shareholder. (a) The Shareholder hereby agrees, while this Agreement is in effect, and except as expressly contemplated hereby, not to sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (collectively, a "Transfer") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other person or enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Existing Shares owned beneficially and of record by the Shareholder, any Shares acquired by the Shareholder after the date hereof, any securities exercisable or exchangeable for or convertible into Company Common Stock, any other capital stock of the Company or any interest in any of the foregoing with any person.

          (b) In case of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

          (c) The Shareholder hereby agrees, while this Agreement is in effect, to notify Acquiror promptly in writing of (i) the number of any additional shares of Company Common Stock or other securities of the Company acquired by the Shareholder, if any, after the date hereof and (ii) any such inquiries or proposals which are received by, any such information which is requested from, or any such negotiations or discussions which are sought to be initiated or continued with, the Shareholder with respect to any matter described in Section 3.1(a) or (c).

                                   ARTICLE IV

                                 MISCELLANEOUS

     4.1 Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder if this Agreement is terminated in accordance with the terms of this Section 4.1. This Agreement and any proxy granted pursuant to Section 1.3 shall terminate upon the earlier of (i) the date on which the Merger Agreement is terminated in accordance with Article VIII thereof or (ii) the Effective Time (such earlier date the "Termination Date"). Nothing in this Section 4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

     4.2 Stop Transfer Order. In furtherance of this Agreement, the Shareholder shall and hereby does authorize and instruct the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Existing Shares owned beneficially and of record by the Shareholder and all Shares acquired by the Shareholder after the date hereof.

     4.3 Further Assurances. From time to time, at the other party's request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

     4.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholder, and Acquiror shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Shareholder in the voting of any of the Shares, except as otherwise provided herein.

     4.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or delivered by an overnight courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) if to Acquiror to:

          Royal Bank of Canada
          200 Bay Street
          14(th) Floor, North Tower
          Royal Bank Plaza
          Toronto, Ontario
          Canda M5J 2J5
          Attention: W. Michael Wilson
          Facsimile: (416) 974-9344

          with a copy to:

          Sullivan & Cromwell
          125 Broad Street
          New York, New York 10004
          Fax: (212) 558-3588
          Attention: Donald J. Toumey

          (b) if to Shareholder to the address listed next to the Shareholder's name on the signature page hereto:

     4.6 Interpretation. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Acquiror, the Shareholder or any of its respective Subsidiaries or affiliates to take any action which would violate any applicable law (whether statutory or common), rule or regulation.

     4.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

     4.8 Entire Agreement. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     4.9 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed entirely within such State.

     4.10 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     4.11 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

     4.12 Severability. Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its shareholders or limited partners. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     4.13 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     4.14 Survival. None of the representations, warranties, covenants and agreements of the parties herein shall survive beyond the Termination Date.

                                     * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers or other authorized persons thereunto duly authorized as of the date first written above.

                                          ROYAL BANK OF CANADA

                                          BY:
                                            ------------------------------------
                                          NAME:
                                          TITLE:

                                          BY:
                                            ------------------------------------
                                          NAME:
                                          TITLE:

                          VOTING AND SUPPORT AGREEMENT

                           COUNTERPART SIGNATURE PAGE

     IN WITNESS WHEREOF, the Shareholder has signed or has caused this Agreement to be signed by its respective officers or other authorized persons thereunto duly authorized as of the date first written above.

                         Number of Shares owned
                         beneficially and of         -----------------------------
                         record:                     Name:

                         Address for notices:

                                                                      APPENDIX C

                         OPINION OF TRIDENT SECURITIES

                                 March 26, 2002

Board of Directors
Eagle Bancshares, Inc.
4419 Cowan Road
Tucker, GA 30084

Members of the Board:

     You have requested our opinion as to the fairness, from a financial point of view, to the holders of the issued and outstanding shares of common stock (the "Eagle Bancshares, Inc. Common Stock") of Eagle Bancshares, Inc. ("Eagle"), of the consideration to be paid by Royal Bank of Canada ("RBC") pursuant to the Agreement and Plan of Merger, dated as of March 26, 2002 (the "Agreement") by and among Eagle and RBC. Unless otherwise noted, all terms used herein will have the same meaning as defined in the Agreement.

     The Agreement provides for the merger (the "Merger") of newly established subsidiary of RBC ("Acquisition Sub") with and into Eagle, pursuant to which, among other things, at the Effective Time (as defined in the Agreement), each outstanding share of Eagle Common Stock will be exchanged for the right to receive $26.00 in cash (the "Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement.

     Trident Securities ("Trident"), a division of McDonald Investments Inc., as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

     We have acted as Eagle's financial advisor in connection with, and have participated in certain negotiations leading to, the Agreement. In connection with rendering our opinion set forth herein, we have among other things:

            (i) Reviewed certain publicly available information concerning
                Eagle, including the Annual Reports on Form 10-KSB of Eagle for each of the years for the three year period ended March 31, 2001 and the Quarterly Report on Form 10-QSB of Eagle for the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001;

           (ii) Reviewed certain other internal information, primarily financial in nature, relating to the respective businesses, earnings, assets and prospects of Eagle and RBC provided to us or publicly available for purposes of our analysis;

           (iii) Participated in meetings and telephone conferences with members of senior management of Eagle concerning the financial condition, business, assets, financial forecasts and prospects of the company, as well as other matters we believed relevant to our inquiry;

           (iv) Reviewed certain stock market information for Eagle Common Stock and compared it with similar information for certain companies, the securities of which are publicly traded;

            (v) Compared the results of operations and financial condition of
                Eagle with that of certain companies, which we deemed to be relevant for purposes of this opinion;

           (vi) Reviewed the financial terms, to the extent publicly available, of certain acquisition transactions, which we deemed to be relevant for purposes of this opinion;

           (vii) Reviewed financial projections prepared by management of Eagle;

          (viii) Reviewed the Agreement and certain related documents; and

           (ix) Performed such other reviews and analyses as we have deemed appropriate.

     In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have relied upon the accuracy and completeness of the representations, warranties and covenants of Eagle and RBC contained in the Agreement. We have not been engaged to undertake, and have not assumed any responsibility for, nor have we conducted, an independent investigation or verification of such matters. We have not been engaged to and we have not conducted a physical inspection of any of the assets, properties

Board of Directors
March 26, 2002
Page  2

or facilities of either Eagle or RBC, nor have we made or obtained or been furnished with any independent valuation or appraisal of any of such assets, properties or facilities or any of the liabilities of either Eagle or RBC. With respect to financial forecasts used in our analysis, we have assumed that such forecasts have been reasonably prepared by management of Eagle on a basis reflecting the best currently available estimates and judgments of the management of Eagle as to the future performance of Eagle. We have not been engaged to and we have not assumed any responsibility for, nor have we conducted any independent investigation or verification of such matters, and we express no view as to such financial forecasts or the assumptions on which they are based. We have also assumed that all of the conditions to the consummation of the Merger, as set forth in the Agreement, would be satisfied and that the Merger would be consummated on a timely basis in the manner contemplated by the Agreement.

     This opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the Consideration, to the holders of Eagle Common Stock, and does not address the underlying business decision by Eagle's Board of Directors to effect the Merger, does not compare or discuss the relative merits of any competing proposal or any other terms of the Merger, and does not constitute a recommendation to any Eagle shareholder as to how such shareholder should vote with respect to the Merger. This opinion does not represent an opinion as to what the value of Eagle Common Stock may be at the Effective Time of the Merger or as to the prospects of Eagle's business or RBC's business.

     We have acted as financial advisor to Eagle in connection with the Merger and will receive from Eagle a fee for our services, a significant portion of which is contingent upon the consummation of the Merger, as well as Eagle's agreement to indemnify us under certain circumstances. We will also receive a milestone fee in connection with the delivery of this opinion.

     In the ordinary course of business, we may actively trade securities of Eagle for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this opinion was prepared solely for the confidential use of the Board of Directors and senior management of Eagle and may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent. Our opinion does not constitute a recommendation to any stockholder of Eagle as to how such stockholder should vote at the stockholders' meeting held in connection with the Merger. This opinion does not represent an opinion as to what the value of Eagle Common Stock may be at the Effective Time of the Merger or as to the prospects of Eagle's business or RBC's business. Notwithstanding the foregoing, this opinion may be included in the proxy statement to be mailed to the holders of Eagle Common Stock in connection with the Merger, provided that this opinion will be reproduced in such proxy statement in full, and any description of or reference to us or our actions, or any summary of the opinion in such proxy statement, will be in a form reasonably acceptable to us and our counsel.

     Based upon and subject to the foregoing and such other matters, as we consider relevant, it is our opinion that as of the date hereof, the Consideration is fair, from a financial point of view, to the stockholders of Eagle.

Very truly yours,

/s/ Trident Securities

TRIDENT SECURITIES,
a division of McDonald Investments Inc.

                                                                      APPENDIX D

              EXCERPTS FROM THE GEORGIA BUSINESS CORPORATION CODE
                         RELATING TO DISSENTERS' RIGHTS

14-2-1301.  DEFINITIONS.

     As used in this article, the term:

          (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

          (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

          (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

          (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

          (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

          (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

          (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

          (8) "Shareholder" means the record shareholder or the beneficial shareholder.

14-2-1302. RIGHT TO DISSENT.

     (a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation is a party:

             (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or 14-2-1104 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

             (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholder within one year after the date of sale;

          (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

             (A) Alters or abolishes a preferential right of the shares;

             (B) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

             (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

             (D) Excludes or limits the rights of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;

             (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

             (F) Cancels, redeems, or repurchases all or part of the shares of the class; or

          (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his or her shares under this article may not challenge the corporate action creating his or her entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.

     (c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

          (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

          (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

14-2-1303.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which dissents and his or her other shares were registered in the names of different shareholders.

14-2-1320.  NOTICE OF DISSENTERS' RIGHTS.

     (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b) If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322.

14-2-1321.  NOTICE OF INTENT TO DEMAND PAYMENT.

     (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

          (1) Must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated; and

          (2) Must not vote his or her shares in favor of the proposed action.

     (b) A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his or her shares under this article.

14-2-1322.  DISSENTERS' NOTICE.

     (a) If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

     (b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

          (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

          (4) Be accompanied by a copy of this article.

14-2-1323.  DUTY TO DEMAND PAYMENT.

     (a) A record shareholder sent a dissenters' notice described in Code
Section 14-2-1322 must demand payment and deposit his or her certificates in accordance with the terms of the notice.

     (b) A record shareholder who demands payment and deposits his or her shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A record shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this article.

14-2-1324.  SHARE RESTRICTIONS.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

14-2-1325.  OFFER OF PAYMENT.

     (a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Code
Section 14-2-1323 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (b) The offer of payment must be accompanied by:

          (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3) An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under Code
     Section 14-2-1327; and

          (5) A copy of this article.

     (c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.

14-2-1326.  FAILURE TO TAKE ACTION.

     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1422 and repeat the payment demand procedure.

14-2-1327.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate of the fair value of his or her shares and interest due, if:

          (1) The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his or her shares or that the interest due is incorrectly calculated; or

        (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     (b) A dissenter waives his or her right to demand payment under this Code section unless he notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation made or offered payment for his or her shares.

     (c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

          (1) The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

          (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his or her own estimate of the fair value of his or her shares and the amount of interest due and demand payment of his or her estimate of the fair value of his or her shares and interest due.

14-2-1330.  COURT ACTION.

     (a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of the Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his or her shares, plus interest to the date of judgment.

14-2-1331.  COURT COSTS AND COUNSEL FEES.

     (a) The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

     (b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

          (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332.  LIMITATION OF ACTIONS.

     No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

                             EAGLE BANCSHARES, INC.

                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 26, 2002

    The undersigned hereby appoints C. Jere Sechler and Charles M. Buckner, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Eagle Bancshares, Inc. ("Eagle"), which the undersigned would be entitled to vote if personally present at the special meeting of shareholders to be held at 4419 Cowan Road, Tucker, Georgia, on Wednesday, June 26, 2002 at 11:00 a.m., and at any adjournments thereof, upon the proposal described in the accompanying notice of the special meeting and the proxy statement relating to the special meeting, receipt of which are hereby acknowledged.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

    PROPOSAL: To approve the Agreement and Plan of Merger among Eagle, Royal
              Bank of Canada and RBC Centura Banks, Inc. pursuant to which Eagle is to be acquired by Royal Bank of Canada, as described in the proxy statement.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

    DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING, INCLUDING ADJOURNING THE MEETING TO PERMIT THE FURTHER SOLICITATION OF PROXIES, IF NECESSARY.

    If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Please mark, date and sign this proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.


                                                              Date:                                 , 2002
                                                                     ----------------------------
                                                              ---------------------------------------
                                                              Name(s) of Shareholder(s)

                                                              ---------------------------------------
                                                              Signature(s) of Shareholder(s)
                                                              PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE

                             EAGLE BANCSHARES, INC.
                          NOTICE OF VOTING OPPORTUNITY
                     AT THE SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  JUNE 26, 2002


To the participants in the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan (the "Plan"):

         A special meeting of the shareholders of Eagle Bancshares, Inc. ("Eagle") will be held on June 26, 2002 to consider and vote on an Agreement and Plan of Merger, dated as of March 26, 2002, among Eagle, Royal Bank of Canada and RBC Centura Banks, Inc., pursuant to which Eagle is to be acquired by Royal Bank of Canada, as described in the proxy statement that accompanies this Notice.

         VOTING DIRECTIONS. Because shares of Eagle common stock are credited to your account under the Plan, you have the right to direct the Plan trustee, PW Trust Company, how to vote the shares credited to your account at the special meeting of shareholders on the proposal. We do not know of any other business to be brought before the special meeting but it is intended that, if any other matters properly come before the special meeting, the trustee will vote upon such matters according to its judgment.

         HOW TO VOTE SHARES CREDITED TO YOU UNDER THE PLAN. The trustee of the Plan is the owner of record of the shares of Eagle common stock held for your account in the Plan. As such, the trustee is the only one who can vote your shares, but the trustee will vote the shares credited to your account in accordance with your instructions. To vote shares of Eagle common stock credited to your account under the Plan, please instruct the trustee by completing, executing and returning the attached Proxy Card to the address indicated below. A proxy statement describing the matters to be voted upon at the meeting has been delivered to you with this Notice. Pursuant to the terms of the Plan, you are entitled to direct the vote of shares credited to your account with respect to the proposal. You should review this proxy statement before completing your Proxy Card. An envelope to return your Proxy Card is enclosed. Please note that this request for voting instructions is separate from any proxy request you may receive with respect to any direct holdings you may have in Eagle common stock outside of the Plan.

         IF THE PROXY CARD IS PROPERLY COMPLETED, SIGNED AND RETURNED, THE SHARES ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN WILL BE VOTED BY THE TRUSTEE FOR THE PLAN IN ACCORDANCE WITH YOUR DIRECTION. IF YOUR PROXY CARD IS SIGNED AND RETURNED WITHOUT A VOTING DIRECTION, THE SHARES WILL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH THE INSTRUCTION RECEIVED FROM RELIANCE TRUST COMPANY, WHICH ACTS AS INVESTMENT MANAGER FOR THE PLAN. IF YOUR PROXY CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE SHARES WILL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH THE INSTRUCTION RECEIVED FROM RELIANCE TRUST COMPANY. ADDITIONALLY, IF YOU DIRECT THE TRUSTEE TO ABSTAIN FROM VOTING, THE SHARES WILL NOT BE VOTED WHICH WILL HAVE THE SAME EFFECT OF A VOTE AGAINST THE PROPOSAL DESCRIBED ABOVE.

         CONFIDENTIALITY OF VOTE. Your voting decision with respect to the Eagle common stock credited to your account under the Plan will be kept confidential and will not be provided to Eagle. PW Trust Company, the trustee for the Plan, is responsible for ensuring compliance with these confidentiality procedures.

         YOUR PROXY CARD SHOULD BE RETURNED TO PW TRUST COMPANY AT 1200 HARBOR BOULEVARD, 6TH FLOOR, WEEHAWKEN, NJ 07086, ATTN: STEVEN AWERMAN. PW TRUST COMPANY WILL TABULATE THE VOTES. PW TRUST COMPANY MUST HAVE AMPLE TIME TO TABULATE VOTES AND TO DELIVER TO EAGLE THE AGGREGATE VOTES ON BEHALF OF THE PARTICIPANTS OF THE PLAN ON OR BEFORE THE DATE OF THE SPECIAL SHAREHOLDER MEETING. ACCORDINGLY, YOUR PROXY CARD SHOULD BE FORWARDED TO THE PW TRUST COMPANY NO LATER THAN JUNE 14, 2002.

                             EAGLE BANCSHARES, INC.
                 THIS PROXY CARD IS SOLICITED BY THE TRUSTEE OF
                  THE EAGLE BANCSHARES, INC. 401(K) SAVINGS AND
                          EMPLOYEE STOCK OWNERSHIP PLAN


The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated May 22, 2002, and does hereby direct the trustee to vote in person or by proxy all of the shares of Eagle Bancshares, Inc. ("Eagle") common stock credited to the undersigned's account under the Eagle Bancshares, Inc. 401(k) Savings and Employee Stock Ownership Plan (the "Plan") at the special meeting of shareholders of Eagle to be held at 4419 Cowan Road, Tucker, Georgia, on June 26, 2002, at 11:00 a.m., Eastern, as follows:

                  To approve the Agreement and Plan of Merger, dated as of March 26, 2002, among Eagle, Royal Bank of Canada and RBC Centura Banks, Inc., pursuant to which Eagle is to be acquired by Royal Bank of Canada, as described in the Proxy Statement.

                  FOR  [ ]               AGAINST  [ ]              ABSTAIN  [ ]

                  In the discretion of the proxies, on such other matters as may properly come before the special meeting or any adjournments thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD TO THE FOLLOWING ADDRESS NO LATER THAN JUNE 14, 2002:

                                PW Trust Company
                        1200 Harbor Boulevard, 6th Floor
                               Weehawken, NJ 07086
                              Attn: Steven Awerman

         IF THE PROXY CARD IS PROPERLY COMPLETED, SIGNED AND RETURNED, THE SHARES ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN WILL BE VOTED BY THE TRUSTEE FOR THE PLAN IN ACCORDANCE WITH YOUR DIRECTION. IF YOUR PROXY CARD IS SIGNED AND RETURNED WITHOUT A VOTING DIRECTION, THE SHARES WILL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH THE INSTRUCTION RECEIVED FROM RELIANCE TRUST COMPANY, WHICH ACTS AS INVESTMENT MANAGER FOR THE PLAN. IF YOUR PROXY CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE SHARES WILL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH THE INSTRUCTION RECEIVED FROM RELIANCE TRUST COMPANY. ADDITIONALLY, IF YOU DIRECT THE TRUSTEE TO ABSTAIN FROM VOTING, THE SHARES WILL NOT BE VOTED WHICH WILL HAVE THE SAME EFFECT OF A VOTE AGAINST THE PROPOSAL DESCRIBED ABOVE.

                                   Dated:                                , 2002.
                                         --------------------------------


                                   ---------------------------------------------
                                   Signature

                                   PLEASE COMPLETE, DATE, SIGN AND RETURN THIS
                                   PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.